                                       File Nos. 33-66630
                                                 811-7916

            As filed with the Securities and Exchange
                  Commission on October 1, 1996

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No.

                 Post-Effective Amendment No. 7

                             and/or

                  REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940

                         Amendment No. 9

               Alliance Utility Income Fund, Inc.
       (Exact Name of Registrant as Specified in Charter)
     1345 Avenue of the Americas, New York, New York  10105
      (Address of Principal Executive Office)   (Zip Code)
      Registrant's Telephone Number, including Area Code:
                                            (212) 969-1000

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  10105
             (Name and address of agent for service)

                  Copies of communications to:
                      Bruce D. Senzel, Esq.
                         Seward & Kissel
                     One Battery Park Plaza
                    New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

  X immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
     60 days after filing pursuant to paragraph (a)(1)
     on (date) pursuant to paragraph (a)(1)
     75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of its shares of Common Stock pursuant to Rule 24f-2 under the Investment Company
Act of 1940. Registrant's Rule 24f-2 notice for the fiscal year ended November 30, 1995 was filed on January 29, 1996.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                          Location in Prospectus
                                       (Caption)

PART A

Item 1.  Cover Page....................Cover Page

Item 2.  Synopsis......................Expense Information

Item 3.  Condensed Financial
         Information...................Financial Highlights

Item 4.  General Description of
         Registrant....................Description of the Fund;
                                       General Information

Item 5.  Management of the Fund........Management of the Fund;
                                       General Information

Item 6.  Capital Stock and Other
         Securities....................Dividends, Distributions
                                       and Taxes; General
                                       Information

Item 7.  Purchase of Securities Being
         Offered ......................Purchase and Sale of
                                       Shares; Shareholder
                                       Services; General
                                       Information

Item 8.  Redemption or Repurchase......Purchase and Sale of
                                       Shares; General
                                       Information

Item 9.  Pending Legal Proceedings.....Not Applicable

                                       Location in Statement of
PART B                                 Additional Information
                                       (Caption)


Item 10. Cover Page....................Cover Page

Item 11. Table of Contents.............Cover Page

Item 12. General Information and
         History.......................Management of the Fund;
                                       General Information

Item 13. Investment Objectives and
         Policies......................Investment Policies and
                                       Restrictions

Item 14. Management of the
         Registrant....................Management of the Fund

Item 15. Control Persons and
         Principal Holders of
         Securities ...................Not Applicable

Item 16. Investment Advisory and
         Other Services................Management of the Fund

Item 17. Brokerage Allocation and
         Other Practices...............General Information

Item 18. Capital Stock and Other
         Securities....................General Information

Item 19. Purchase, Redemption and
         Pricing of Securities
         Being Offered.................Purchase of Shares;
                                       Redemption and Repurchase
                                       of Shares; Net Asset Value

Item 20. Tax Status....................Investment Policies and
                                       Restrictions; Dividends,
                                       Distributions and Taxes

Item 21. Underwriters..................General Information

Item 22. Calculation of Performance
         Data..........................General Information

Item 23. Financial Statements..........Financial Statements;
                                       Report of Independent
                                       Accountants

                                 The Alliance
                             ---------------------
                                  Stock Funds
                             ---------------------
                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618

                          Prospectus and Application



                             October 1, 1996

Domestic Stock Funds                   Global Stock Funds
-The Alliance Fund                     -Alliance International Fund
-Alliance Growth Fund                  -Alliance Worldwide Privatization Fund
-Alliance Premier Growth Fund          -Alliance New Europe Fund
-Alliance Technology Fund              -Alliance All-Asia Investment Fund
-Alliance Quasar Fund                  -Alliance Global Small Cap Fund


                       Total Return Funds

                       -Alliance Strategic Balanced Fund
                       -Alliance Balanced Shares
                       -Alliance Income Builder Fund
                       -Alliance Utility Income Fund
                       -Alliance Growth and Income Fund

------------------------------------------------------------------------------
Table of Contents                                               Page
The Funds at a Glance ..........................................  2
Expense Information ............................................  4
Financial Highlights ...........................................  7
Glossary ....................................................... 17
Description of the Funds ....................................... 18
    Investment Objectives and Policies ......................... 18
    Additional Investment Practices ............................ 26
    Certain Fundamental Investment Policies..................... 33
    Risk Considerations ........................................ 36
Purchase and Sale of Shares .................................... 39
Management of the Funds ........................................ 41
Dividends, Distributions and Taxes ............................. 44
General Information ............................................ 45


                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

Each Fund offers three classes of shares through this prospectus. These shares may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                [LOGO FOR ALLIANCE APPEARS HERE]

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

The Funds' Investment Adviser Is . . .

Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $168 billion in assets under management as of June 30, 1996. Alliance provides investment management services to employee benefit plans for 33 of the FORTUNE 100 companies.

Domestic Stock Funds

Alliance Fund

Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund

Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund

Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A non-diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund

Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund

Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

Global Stock Funds

International Fund

Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund

Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund

Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

Total Return Funds

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus.

Getting Started . . .

Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:

                     ----------------------------------
                            Automatic Reinvestment
                     ----------------------------------
                         Automatic Investment Program
                     ----------------------------------
                               Retirement Plans
                     ----------------------------------
                          Shareholder Communications
                     ----------------------------------
                           Dividend Direction Plans
                     ----------------------------------
                                 Auto Exchange
                     ----------------------------------
                            Systematic Withdrawals
                     ----------------------------------
                          A Choice Of Purchase Plans
                     ----------------------------------
                            Telephone Transactions
                     ----------------------------------
                              24 Hour Information
                     ----------------------------------

                                                 [LOGO OF ALLIANCE APPEARS HERE]

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

------------------------------------------------------------------------------
                              Expense Information
------------------------------------------------------------------------------
Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in a Fund and annual expenses for each class of shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                                               Class A Shares             Class B Shares            Class C Shares
                                                               --------------             --------------            --------------
Maximum sales charge imposed on purchases (as a percentage of
offering price)..............................................       4.25%(a)                   None                        None

Sales charge imposed on dividend reinvestments...............         None                     None                        None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower) .........................................        None(a)                   4.0%                        1.0%
                                                                                              during the                 during the
                                                                                              first year,                first year
                                                                                             decreasing 1.0%          0% thereafter
                                                                                            annually to 0%
                                                                                              after the
                                                                                            fourth year (b)

Exchange fee.................................................         None                      None                         None

--------------------------------------------------------------------------------
(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" -page 39.
(b) Class B shares of each Fund other than Premier Growth Fund automatically convert to Class A shares after eight years and the Class B shares of Premier Growth Fund convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" - page 39.



                Operating Expenses                                                         Examples
-----------------------------------------------------      -----------------------------------------------------------------
Alliance Fund              Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees           .71%      .71%     .71%         After 1 year     $ 53     $ 59      $ 19       $ 29      $ 19
  12b-1 fees                .19%     1.00%    1.00%         After 3 years    $ 75     $ 80      $ 60       $ 59      $ 59
  Other expenses (a)        .18%      .19%     .18%         After 5 years    $100     $103      $103       $102      $102
                           ----      ----     ----          After 10 years   $169     $201(b)   $201(b)    $221      $221
  Total fund
    operating expenses     1.08%     1.90%    1.89%
                           ====      ====     ====

Growth Fund                Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees           .75%      .75%     .75%         After 1 year     $ 56     $ 61      $ 21       $ 31      $ 21
  12b-1 fees                .30%     1.00%    1.00%         After 3 years    $ 83     $ 84      $ 64       $ 64      $ 64
  Other expenses (a)        .30%      .30%     .30%         After 5 years    $113     $110      $110       $110      $110
                           ----      ----     ----          After 10 years   $198     $220(b)   $220(b)    $238      $238
  Total fund
     operating expenses    1.35%     2.05%    2.05%
                           ====      ====     ====

Premier Growth Fund        Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees          1.00%     1.00%    1.00%         After 1 year     $ 60     $ 65      $ 25       $ 35      $ 25
  12b-1 fees                .37%     1.00%    1.00%         After 3 years    $ 95     $ 96      $ 76       $ 75      $ 75
  Other expenses (a)        .38%      .43%     .42%         After 5 years    $133     $130      $130       $129      $129
                           ----      ----     ----          After 10 years   $240     $244(b)   $244(b)    $276      $276
  Total fund
    operating expenses     1.75%     2.43%    2.42%
                           ====      ====     ====
----------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 6.


                Operating Expenses                                                         Examples
---------------------------------------------------------      -----------------------------------------------------------------
Technology Fund                 Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees (g)            1.14%    1.14%    1.14%       After 1 year      $ 60     $ 65      $ 25       $ 35       $ 25
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $ 95     $ 97      $ 77       $ 77       $ 77
  Other expenses (a)              .31%     .34%     .34%       After 5 years     $133     $132      $132       $132       $132
                                 ----     ----     ----        After 10 years    $240     $264(b)   $264(b)    $282       $282
  Total fund
     operating expenses          1.75%    2.48%    2.48%
                                 ====     ====     ====

Quasar Fund                     Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees (g)             .99%    1.00%    1.00%       After 1 year      $ 60     $ 67      $ 27       $ 37       $ 27
  12b-1 fees                      .21%    1.00%    1.00%       After 3 years     $ 98     $102      $ 82       $ 82       $ 82
  Other expenses (a)              .63%     .66%     .65%       After 5 years     $137     $141      $141       $140       $140
                                 ----     ----     ----        After 10 years    $248     $278(b)   $278(b)    $297       $297
  Total fund
     operating expenses          1.83%    2.66%    2.65%
                                 ====     ====     ====

International Fund              Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees (g)             .92%     .92%     .92%       After 1 year      $ 59     $ 66      $ 26       $ 36       $ 26
  12b-1 fees                      .17%    1.00%    1.00%       After 3 years     $ 94     $ 99      $ 79       $ 79       $ 79
  Other expenses (a)              .63%     .63%     .61%       After 5 years     $132     $136      $136       $135       $135
                                 ----     ----     ----        After 10 years    $237     $268(b)   $268(b)    $287       $287
  Total fund
     operating expenses          1.72%    2.55%    2.53%
                                 ====     ====     ====

Worldwide Privatization Fund    Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees                1.00%    1.00%    1.00%       After 1 year      $ 61     $ 69      $ 29       $ 36       $ 26
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $ 99     $108      $ 88       $ 80       $ 80
  Other expenses (a)              .57%     .83%     .57%       After 5 years     $139     $149      $149       $137       $137
                                 ----     ----     ----        After 10 years    $252     $293(b)   $293(b)    $290       $290
  Total fund
     operating expenses          1.87%    2.83%    2.57%
                                 ====     ====     ====

New Europe Fund                 Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees                1.07%    1.07%    1.07%       After 1 year      $ 63     $ 69      $ 29       $ 39       $ 29
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $107     $109      $ 89       $ 89       $ 89
  Other expenses (a)              .77%     .79%     .80%       After 5 years     $153     $151      $151       $151       $151
                                 ----     ----     ----        After 10 years    $279     $301(b)   $301(b)    $319       $319
  Total fund
     operating expenses          2.14%    2.86%    2.87%
                                 ====     ====     ====

All-Asia Investment Fund        Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees                                              After 1 year      $ 85     $ 92      $ 52       $ 68       $ 58
    (after waiver) (c)           0.00%    0.00%    0.00%       After 3 years     $171     $176      $156       $173       $173
  12b-1 fees                      .30%    1.00%    1.00%       After 5 years     $257     $259      $259       $286       $286
  Other expenses                                               After 10 years    $478     $500(b)   $500(b)    $560       $560
    Administration fees
      (after waiver) (f)         0.00%    0.00%    0.00%
    Other operating expenses (a)
      (after reimbursement) (d)  4.12%    4.20%    4.84%
                                 ----     ----     ----
  Total other expenses           4.12%    4.20%    4.84%
                                 ----     ----     ----
  Total fund
     operating expenses (d)      4.42%    5.20%    5.84%
                                 ====     ====     ====

Global Small Cap Fund           Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees                1.00%    1.00%    1.00%       After 1 year      $ 67     $ 72      $ 32       $ 42       $ 32
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $117     $119      $ 99       $ 98       $ 98
  Other expenses (a)             1.21%    1.21%    1.19%       After 5 years     $170     $168      $168       $167       $167
                                 ----     ----     ----        After 10 years    $315     $335(b)   $335(b)    $349       $349
  Total fund
     operating expenses          2.51%    3.21%    3.19%
                                 ====     ====     ====

Strategic Balanced Fund         Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees
    (after waiver) (c)            .38%     .38%     .38%       After 1 year      $ 56     $ 61       $ 21      $ 31       $ 21
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $ 85     $ 86       $ 66      $ 66       $ 66
  Other expenses (a)                                           After 5 years     $116     $113       $113      $113       $113
    (after reimbursement) (d)     .72%     .72%     .72%       After 10 years    $203     $225(b)    $225(b)   $243       $243
                                 ----     ----     ----
  Total fund
     operating expenses (d)      1.40%    2.10%    2.10%
                                 ====     ====     ====
--------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 6.


                 Operating Expenses                                                          Examples
----------------------------------------------------       ------------------------------------------------------------------
Balanced Shares            Class A  Class B  Class C                        Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                        -------  --------  ---------  --------  ---------
  Management fees             .63%     .63%     .63%       After 1 year       $ 56     $ 62      $ 22       $ 32      $ 22
  12b-1 fees                  .24%    1.00%    1.00%       After 3 years      $ 84     $ 88      $ 68       $ 67      $ 67
  Other expenses (a)          .51%     .53%     .52%       After 5 years      $115     $116      $116       $115      $115
                            -----    -----    -----        After 10 years     $201     $229(b)   $229(b)    $248      $248
  Total fund
    operating expenses       1.38%    2.16%    2.15%
                            =====    =====    =====

Income Builder Fund        Class A  Class B  Class C                        Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                        -------  --------  ---------  --------  ---------
  Management fees             .75%     .75%     .75%       After 1 year       $ 66     $ 71      $ 31       $ 40      $ 30
  12b-1 fees                  .30%    1.00%    1.00%       After 3 years      $114     $115      $ 95       $ 93      $ 93
  Other expenses (a)         1.33%    1.34%    1.27%       After 5 years      $164     $162      $162       $159      $159
                            -----    -----    -----        After 10 years     $303     $324(b)   $324(b)    $334      $334
  Total fund
    operating expenses       2.38%    3.09%    3.02%
                            =====    =====    =====

Utility Income Fund        Class A  Class B  Class C                        Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                        -------  --------  ---------  --------  ---------
  Management fees            0.00%    0.00%    0.00%       After 1 year       $ 57     $ 62      $ 22       $ 32      $ 22
  after waiver) (c)                                        After 3 years      $ 88     $ 89      $ 69       $ 69      $ 69
  12b-1 fees                  .30%    1.00%    1.00%       After 5 years      $121     $118      $118       $118      $118
  Other expenses (a)         1.20%    1.20%    1.20%       After 10 years     $214     $236(b)   $236(b)    $253      $253
                            -----    -----    -----
  Total fund
    operating expenses (e)   1.50%    2.20%    2.20%
                            =====    =====    =====

Growth and Income Fund     Class A  Class B  Class C                        Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                        -------  --------  ---------  --------  ---------
  Management fees             .53%     .53%     .53%       After 1 year       $ 53     $ 59      $ 19       $ 29      $ 19
  12b-1 fees                  .20%    1.00%    1.00%       After 3 years      $ 74     $ 78      $ 58       $ 58      $ 58
  Other expenses (a)          .32%     .33%     .31%       After 5 years      $ 98     $101      $101       $100      $100
                            -----    -----    -----        After 10 years     $165     $197(b)   $197(b)    $216      $216
  Total fund
    operating expenses       1.05%    1.86%    1.84%
                            =====    =====    =====
---------------------------------------------------------------------------------------------------------------------------------

  + Assumes redemption at end of period.
 ++ Assumes no redemption at end of period.
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) Assumes Class B shares converted to Class A shares after eight years, or six years with respect to Premier Growth Fund

(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and Utility Income Fund and 1.00% for All-Asia Investment Fund.

(d) Net of voluntary fee waiver and expense reimbursement. In the absence of such waiver and reimbursement, other expenses for Strategic Balanced Fund would have been .71%, .72% and .73%, respectively, for Class A, Class B and Class C shares, and total fund operating expenses for Strategic Balanced Fund would have been 1.76%, 2.47% and 2.48%, respectively, for Class A, Class B and Class C shares. In the absence of such waiver and reimbursements, other expenses for All-Asia Investment Fund would have been 9.27%, 9.32% and 9.38%, respectively for Class A, Class B and Class C shares, and total fund operating expenses for All-Asia Investment Fund would have been 10.57%, 11.32% and 11.38%, respectively, for Class A, Class B and Class C shares annualized.

(e) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 4.86%, 5.34% and 5.99%, respectively, for Class A, Class B and Class C shares.

(f) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement net of voluntary fee waiver. In the absence of such fee waiver, the administration fee would be .15%.

(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. See "Management of the Funds--Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The information shown in the table for Alliance Fund, Growth Fund and Technology Fund reflects annualized expenses based on the Fund's most recent fiscal periods. The information shown in the table for Premier Growth Fund reflects estimated annualized expenses for that Fund's current fiscal period. "Total Fund Operating Expenses" for Utility Income Fund are based on estimated amounts for the Fund's current fiscal year. See "Management of the Funds." "Other Expenses" for Class A, Class B and Class C shares of All-Asia Investment Fund are based on estimated amounts for the Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class B and Class C shares of Technology Fund and Quasar Fund, and for each Class of shares of Global Small Cap Fund and Worldwide Privatization Fund, are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                                  Net                              Net              Net
                                 Asset                         Realized and       Increase
                                 Value                          Unrealized      (Decrease) In    Dividends From  Distributions
                              Beginning Of   Net Investment   Gain (Loss) On   Net Asset Value   Net Investment    From Net
 Fiscal Year or Period           Period      Income (Loss)      Investments    From Operations       Income      Realized Gains
 ---------------------        ------------   --------------   --------------   ---------------   --------------  --------------

Alliance Fund
  Class A
  12/1/95 to 5/31/96+++.......   $ 7.72        $  .01              $ .47           $ .48             $ (.02)          $(1.07)
  Year ended 11/30/95 ........     6.63           .02               2.08            2.10               (.01)           (1.00)
  1/1/94 to 11/30/94**........     6.85           .01               (.23)           (.22)              0.00             0.00
  Year ended 12/31/93 ........     6.68           .02                .93             .95               (.02)            (.76)
  Year ended 12/31/92 ........     6.29           .05                .87             .92               (.05)            (.48)
  Year ended 12/31/91 ........     5.22           .07               1.70            1.77               (.07)            (.63)
  Year ended 12/31/90 ........     6.87           .09               (.32)           (.23)              (.18)           (1.24)
  Year ended 12/31/89 ........     5.60           .12               1.19            1.31               (.04)            0.00
  Year ended 12/31/88 ........     5.15           .08                .80             .88               (.08)            (.35)
  Year ended 12/31/87 ........     6.87           .08                .27             .35               (.13)           (1.94)
  Year ended 12/31/86 ........    11.15           .11                .87             .98               (.10)           (5.16)
  Year ended 12/31/85 ........     9.18           .20               2.51            2.71               (.23)            (.51)

  Class B
  12/1/95 to 5/31/96+++.......   $ 7.49        $ (.02)             $ .46           $ .44             $ 0.00           $(1.07)
  Year ended 11/30/95 ........     6.50          (.01)              2.00            1.99               0.00            (1.00)
  1/1/94 to 11/30/94**........     6.76          (.03)              (.23)           (.26)              0.00             0.00
  Year ended 12/31/93 ........     6.64          (.03)               .91             .88               0.00             (.76)
  Year ended 12/31/92 ........     6.27          (.01)(b)            .87             .86               (.01)            (.48)
  3/4/91++ to 12/31/91........     6.14           .01(b)             .79             .80               (.04)            (.63)

  Class C
  12/1/95 to 5/31/96+++.......   $ 7.50        $ (.02)             $ .45           $ .43             $ 0.00           $(1.07)
  Year ended 11/30/95 ........     6.50          (.02)              2.02            2.00               0.00            (1.00)
  1/1/94 to 11/30/94**........     6.77          (.03)              (.24)           (.27)              0.00             0.00
  5/3/93++ to 12/31/93........     6.67          (.02)               .88             .86               0.00             (.76)

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++.......   $29.48        $  .04              $3.56           $3.60             $ (.19)          $ (.63)
  Year ended 10/31/95 ........    25.08           .12               4.80            4.92               (.11)            (.41)
  5/1/94 to 10/31/94**........    23.89           .09               1.10            1.19               0.00             0.00
  Year ended 4/30/94 .........    22.67          (.01)(c)           3.55            3.54               0.00            (2.32)
  Year ended 4/30/93 .........    20.31           .05(c)            3.68            3.73               (.14)           (1.23)
  Year ended 4/30/92 .........    17.94           .29(c)            3.95            4.24               (.26)           (1.61)
  9/4/90++ to 4/30/91 ........    13.61           .17(c)            4.22            4.39               (.06)            0.00

  Class B
  11/1/95 to 4/30/96+++.......   $24.78        $ (.05)             $2.99           $2.94             $ 0.00           $ (.63)
  Year ended 10/31/95 ........    21.21          (.02)              4.01            3.99               (.01)            (.41)
  5/1/94 to 10/31/94**........    20.27           .01                .93             .94               0.00             0.00
  Year ended 4/30/94 .........    19.68          (.07)(c)           2.98            2.91               0.00            (2.32)
  Year ended 4/30/93 .........    18.16          (.06)(c)           3.23            3.17               (.03)           (1.62)
  Year ended 4/30/92 .........    16.88           .17(c)            3.67            3.84               (.21)           (2.35)
  Year ended 4/30/91 .........    14.38           .08(c)            3.22            3.30               (.09)            (.71)
  Year ended 4/30/90 .........    14.13           .01(b)(c)         1.26            1.27               0.00            (1.02)
  Year ended 4/30/89 .........    12.76          (.01)(c)           2.44            2.43               0.00            (1.06)
  10/23/87+ to 4/30/88........    10.00          (.02)(c)           2.78            2.76               0.00             0.00

  Class C
  11/1/95 to 4/30/96+++.......   $24.79        $ (.05)             $2.99           $2.94             $ 0.00           $ (.63)
  Year ended 10/31/95 ........    21.22          (.03)              4.02            3.99               (.01)            (.41)
  5/1/94 to 10/31/94**........    20.28           .01                .93             .94               0.00             0.00
  8/2/93++ to 4/30/94 ........    21.47          (.02)(c)           1.15            1.13               0.00            (2.32)

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++.......   $16.09        $ (.03)             $1.26           $1.23             $ 0.00           $(1.27)
  Year ended 11/30/95 ........    11.41          (.03)              5.38            5.35               0.00             (.67)
  Year ended 11/30/94 ........    11.78          (.09)              (.28)           (.37)              0.00             0.00
  Year ended 11/30/93 ........    10.79          (.05)              1.05            1.00               (.01)            0.00
  9/28/92+ to 11/30/92........    10.00           .01                .78             .79               0.00             0.00

  Class B
  12/1/95 to 5/31/96+++.......   $15.81        $ (.08)             $1.23           $1.15             $ 0.00           $(1.27)
  Year ended 11/30/95 ........    11.29          (.11)              5.30            5.19               0.00             (.67)
  Year ended 11/30/94 ........    11.72          (.15)              (.28)           (.43)              0.00             0.00
  Year ended 11/30/93 ........    10.79          (.10)              1.03             .93               0.00             0.00
  9/28/92+ to 11/30/92........    10.00          0.00                .79             .79               0.00             0.00

  Class C
  12/1/95 to 5/31/96+++.......   $15.82        $ (.08)             $1.24           $1.16             $ 0.00           $(1.27)
  Year ended 11/30/95 ........    11.30          (.08)              5.27            5.19               0.00             (.67)
  Year ended 11/30/94 ........    11.72          (.09)              (.33)           (.42)              0.00             0.00
  5/3/93++ to 11/30/93........    10.48          (.05)              1.29            1.24               0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                              Total       Net Assets                 Ratio Of Net
   Total        Net Asset   Investment    At End Of      Ratio Of     Investment
 Dividends        Value    Return Based    Period        Expenses    Income (Loss)
    And           End Of   on Net Asset    (000's       To Average     To Average       Portfolio
Distributions     Period     Value (a)     omitted)     Net Assets     Net Assets     Turnover Rate
-------------   ---------  ------------   ----------    ----------   -------------    -------------



    $(1.09)       $ 7.11      7.42%       $  952,789       1.04%            .23%            43%
     (1.01)         7.72     37.87           945,309       1.08             .31             81
      0.00          6.63     (3.21)          760,679       1.05*            .21*            63
      (.78)         6.85     14.26           831,814       1.01             .27             66
      (.53)         6.68     14.70           794,733        .81             .79             58
      (.70)         6.29     33.91           748,226        .83            1.03             74
     (1.42)         5.22     (4.36)          620,374        .81            1.56             71
      (.04)         6.87     23.42           837,429        .75            1.79             81
      (.43)         5.60     17.10           760,619        .82            1.38             65
     (2.07)         5.15      4.90           695,812        .76            1.03            100
     (5.26)         6.87     12.60           652,009        .61            1.39             46
      (.74)        11.15     31.52           710,851        .59            1.96             62


    $(1.07)       $ 6.86      7.05%       $   39,399       1.87%           (.60)%           43%
     (1.00)         7.49     36.61            31,738       1.90            (.53)            81
      0.00          6.50     (3.85)           18,138       1.89*           (.60)*           63
      (.76)         6.76     13.28            12,402       1.90            (.64)            66
      (.49)         6.64     13.75             3,825       1.64            (.04)            58
      (.67)         6.27     13.10               852       1.64*            .10*            74


    $(1.07)       $ 6.86      6.90%       $   13,326       1.86%           (.59)%           43%
     (1.00)         7.50     36.79            10,078       1.89            (.51)            81
      0.00          6.50     (3.99)            6,230       1.87*           (.59)*           63
      (.76)         6.77     13.95             4,006       1.94*           (.74)*           66




    $ (.82)       $32.26     12.42%       $  395,674       1.28%            .23%            15%
      (.52)        29.48     20.18           285,161       1.35             .56             61
      0.00         25.08      4.98           167,800       1.35*            .86*            24
     (2.32)        23.89     15.66           102,406       1.40 (f)         .32             87
     (1.37)        22.67     18.89            13,889       1.40 (f)         .20            124
     (1.87)        20.31     23.61             8,228       1.40 (f)        1.44            137
      (.06)        17.94     32.40               713       1.40*(f)        1.99*           130


    $ (.63)       $27.09     12.05%       $2,060,163       1.98%           (.47)%           15%
      (.42)        24.78     19.33         1,052,020       2.05            (.15)            61
      0.00         21.21      4.64           751,521       2.05*            .16*            24
     (2.32)        20.27     14.79           394,227       2.10 (f)        (.36)            87
     (1.65)        19.68     18.16            56,704       2.15 (f)        (.53)           124
     (2.56)        18.16     22.75            37,845       2.15 (f)         .78            137
      (.80)        16.88     24.72            22,710       2.10 (f)         .56            130
     (1.02)        14.38      8.81            15,800       2.00 (f)         .07            165
     (1.06)        14.13     20.31             7,672       2.00 (f)        (.03)           139
      0.00         12.76     27.60             1,938       2.00*(f)        (.40)*           52


    $ (.63)       $27.10     12.05%       $  318,094       1.98%           (.47)%           15%
      (.42)        24.79     19.32           226,662       2.05            (.15)            61
      0.00         21.22      4.64           114,455       2.05*            .16*            24
     (2.32)        20.28      5.27            64,030       2.10*(f)        (.31)*           87




    $(1.27)       $16.05      8.48%       $  141,181       1.63%           (.42)%           54%
      (.67)        16.09     49.95            72,366       1.75            (.28)           114
      0.00         11.41     (3.14)           35,146       1.96            (.67)            98
      (.01)        11.78      9.26            40,415       2.18            (.61)            68
      0.00         10.79      7.90             4,893       2.17*(f)         .91*(f)          0


    $(1.27)       $15.69      8.10%       $  329,465       2.31%          (1.07)%           54%
      (.67)        15.81     49.01           238,088       2.43            (.95)           114
      0.00         11.29     (3.67)          139,988       2.47           (1.19)            98
      0.00         11.72      8.64           151,600       2.70           (1.14)            68
      0.00         10.79      7.90            19,941       2.68*(f)         .35*(f)          0


    $(1.27)       $15.71      8.16%       $   41,175       2.30%          (1.08)%           54%
      (.67)        15.82     48.96            20,679       2.42            (.97)           114
      0.00         11.30     (3.58)            7,332       2.47           (1.16)            98
      0.00         11.72     11.83             3,899       2.79*          (1.35)*           68
------------------------------------------------------------------------------------------------------------------------------------

                                  Net                              Net              Net
                                 Asset                         Realized and       Increase
                                 Value                          Unrealized      (Decrease) In    Dividends From  Distributions
                              Beginning Of   Net Investment   Gain (Loss) On   Net Asset Value   Net Investment    From Net
 Fiscal Year or Period           Period      Income (Loss)      Investments    From Operations       Income      Realized Gains
 ---------------------        ------------   --------------   --------------   ---------------   --------------  --------------

Technology Fund
  Class A
  12/1/95 to 5/31/96+++ ......    $46.64         $(.14)            $ 2.93          $ 2.79             $0.00          $(2.38)
  Year ended 11/30/95 ........     31.98          (.30)             18.13           17.83              0.00           (3.17)
  1/1/94 to 11/30/94** .......     26.12          (.32)              6.18            5.86              0.00            0.00
  Year ended 12/31/93 ........     28.20          (.29)              6.39            6.10              0.00           (8.18)
  Year ended 12/31/92 ........     26.38          (.22)(b)           4.31            4.09              0.00           (2.27)
  Year ended 12/31/91 ........     19.44          (.02)             10.57           10.55              0.00           (3.61)
  Year ended 12/31/90 ........     21.57          (.03)              (.56)           (.59)             0.00           (1.54)
  Year ended 12/31/89 ........     20.35          0.00               1.22            1.22              0.00            0.00
  Year ended 12/31/88 ........     20.22          (.03)               .16             .13              0.00            0.00
  Year ended 12/31/87 ........     23.11          (.10)              4.54            4.44              0.00           (7.33)
  Year ended 12/31/86 ........     20.64          (.14)              2.62            2.48              (.01)           0.00
  Year ended 12/31/85 ........     16.52           .02               4.30            4.32              (.20)           0.00

  Class B
  12/1/95 to 5/31/96+++ ......    $45.76         $(.29)            $ 2.85          $ 2.56             $0.00          $(2.38)
  Year ended 11/30/95 ........     31.61          (.60)(b)          17.92           17.32              0.00           (3.17)
  1/1/94 to 11/30/94** .......     25.98          (.23)              5.86            5.63              0.00            0.00
  5/3/93++ to 12/31/93 .......     27.44          (.12)              6.84            6.72              0.00           (8.18)

  Class C
  12/1/95 to 5/31/96+++.......    $45.77         $(.29)            $ 2.84          $ 2.55             $0.00          $(2.38)
  Year ended 11/30/95 ........     31.61          (.58)(b)          17.91           17.33              0.00           (3.17)
  1/1/94 to 11/30/94** .......     25.98          (.24)              5.87            5.63              0.00            0.00
  5/3/93++ to 12/31/93 .......     27.44          (.13)              6.85            6.72              0.00           (8.18)

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++ ......    $24.16         $(.12)(b)         $ 6.42          $ 6.30             $0.00          $(4.81)
  Year ended 9/30/95 .........     22.65          (.22)(b)           5.59            5.37              0.00           (3.86)
  Year ended 9/30/94 .........     24.43          (.60)              (.36)           (.96)             0.00            (.82)
  Year ended 9/30/93 .........     19.34          (.41)              6.38            5.97              0.00            (.88)
  Year ended 9/30/92 .........     21.27          (.24)             (1.53)          (1.77)             0.00            (.16)
  Year ended 9/30/91 .........     15.67          (.05)              5.71            5.66              (.06)           0.00
  Year ended 9/30/90 .........     24.84           .03(b)           (7.18)          (7.15)             0.00           (2.02)
  Year ended 9/30/89 .........     17.60           .02(b)            7.40            7.42              0.00            (.18)
  Year ended 9/30/88 .........     24.47          (.08)             (2.08)          (2.16)             0.00           (4.71)
  Year ended 9/30/87(d) ......     21.80          (.14)              5.88            5.74              0.00           (3.07)
  Year ended 9/30/86(d) ......     17.25          0.00               5.54            5.54              (.03)           (.96)
  Year ended 9/30/85(d) ......     14.67           .04               2.87            2.91              (.11)           (.22)

  Class B
  10/1/95 to 3/31/96+++ ......    $23.03         $(.14)            $ 6.03          $ 5.89             $0.00          $(4.81)
  Year ended 9/30/95 .........     21.92          (.37)(b)           5.34            4.97              0.00           (3.86)
  Year ended 9/30/94 .........     23.88          (.53)              (.61)          (1.14)             0.00            (.82)
  Year ended 9/30/93 .........     19.07          (.18)              5.87            5.69              0.00            (.88)
  Year ended 9/30/92 .........     21.14          (.39)             (1.52)          (1.91)             0.00            (.16)
  Year ended 9/30/91 .........     15.66          (.13)              5.67            5.54              (.06)           0.00
  9/17/90++ to 9/30/90 .......     17.17          (.01)             (1.50)          (1.51)             0.00            0.00

  Class C
  10/1/95 to 3/31/96+++ ......    $23.05         $(.14)            $ 5.98          $ 5.84             $0.00          $(4.81)
  Year ended 9/30/95 .........     21.92          (.37)(b)           5.36            4.99              0.00           (3.86)
  Year ended 9/30/94 .........     23.88          (.36)              (.78)          (1.14)             0.00            (.82)
  5/3/93++ to 9/30/93 ........     20.33          (.10)              3.65            3.55              0.00            0.00

International Fund

  Class A
  Year ended 6/30/96 .........    $16.81         $ .05             $ 2.51          $ 2.56             $0.00          $(1.05)
  Year ended 6/30/95 .........     18.38           .04                .01             .05              0.00           (1.62)
  Year ended 6/30/94 .........     16.01          (.09)              3.02            2.93              0.00            (.56)
  Year ended 6/30/93 .........     14.98          (.01)              1.17            1.16              (.04)           (.09)
  Year ended 6/30/92 .........     14.00           .01(b)            1.04            1.05              (.07)           0.00
  Year ended 6/30/91 .........     17.99           .05              (3.54)          (3.49)             (.03)           (.47)
  Year ended 6/30/90 .........     17.24           .03               2.87            2.90              (.04)          (2.11)
  Year ended 6/30/89 .........     16.09           .05               3.73            3.78              (.13)          (2.50)
  Year ended 6/30/88 .........     23.70           .17              (1.22)          (1.05)             (.21)          (6.35)
  Year ended 6/30/87 .........     22.02           .15               4.31            4.46              (.03)          (2.75)

  Class B
  Year ended 6/30/96 .........    $16.19         $ .07             $ 2.38          $ 2.31             $0.00          $(1.05)
  Year ended 6/30/95 .........     17.90          (.01)              (.08)           (.09)             0.00           (1.62)
  Year ended 6/30/94 .........     15.74          (.19)(b)           2.91            2.72              0.00            (.56)
  Year ended 6/30/93 .........     14.81          (.12)              1.14            1.02              0.00            (.09)
  Year ended 6/30/92 .........     13.93          (.11)(b)           1.02             .91              (.03)           0.00
  9/17/90++ to 6/30/91 .......     15.52           .03              (1.12)          (1.09)             (.03)           (.47)

  Class C
  Year ended 6/30/96 .........    $16.20         $ .07             $ 2.38          $ 2.31             $0.00          $(1.05)
  Year ended 6/30/95 .........     17.91          (.14)               .05            (.09)             0.00           (1.62)
  Year ended 6/30/94 .........     15.74          (.11)              2.84            2.73              0.00            (.56)
  5/3/93++ to 6/30/93 ........     15.93          0.00               (.19)           (.19)             0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 16.

                                                             Total      Net Assets               Ratio Of Net
                                    Total      Net Asset   Investment   At End Of    Ratio Of     Investment
                                  Dividends      Value    Return Based   Period      Expenses    Income (Loss)
                                     And         End Of   on Net Asset   (000's     To Average     To Average     Portfolio
  Fiscal Year or Period         Distributions    Period     Value (a)    omitted)   Net Assets     Net Assets   Turnover Rate
  ---------------------         -------------  ---------  ------------  ----------  ----------   -------------  -------------
Technology Fund
  Class A
  12/1/95 to 5/31/96+++ ......    $(2.38)        $47.05        6.75%      $507,135     1.74%          (.65)%         19%
  Year ended 11/30/95 ........     (3.17)         46.64       61.93        398,262     1.75           (.77)          55
  1/1/94 to 11/30/94** .......      0.00          31.98       22.43        202,929     1.66*         (1.22)*         55
  Year ended 12/31/93 ........     (8.18)         26.12       21.63        173,732     1.73          (1.32)          64
  Year ended 12/31/92 ........     (2.27)         28.20       15.50        173,566     1.61           (.90)          73
  Year ended 12/31/91 ........     (3.61)         26.38       54.24        191,693     1.71           (.20)         134
  Year ended 12/31/90 ........     (1.54)         19.44       (3.08)       131,843     1.77           (.18)         147
  Year ended 12/31/89 ........      0.00          21.57        6.00        141,730     1.66            .02          139
  Year ended 12/31/88 ........      0.00          20.35        0.64        169,856     1.42(f)        (.16)(f)      139
  Year ended 12/31/87 ........     (7.33)         20.22       19.16        167,608     1.31(f)        (.56)(f)      248
  Year ended 12/31/86 ........      (.01)         23.11       12.03        147,733     1.13(f)        (.57)(f)      141
  Year ended 12/31/85 ........      (.20)         20.64       26.24        147,114     1.14(f)         .07 (f)      259

  Class B
  12/1/95 to 5/31/96+++ ......    $(2.38)        $45.94        6.36%      $486,752     2.45%         (1.37)%         19%
  Year ended 11/30/95 ........     (3.17)         45.76       60.95        277,111     2.48          (1.47)          55
  1/1/94 to 11/30/94** .......      0.00          31.61       21.67         18,397     2.43*         (1.95)*         55
  5/3/93++ to 12/31/93 .......     (8.18)         25.98       24.49          1,645     2.57*         (2.30)*         64

  Class C
  12/1/95 to 5/31/96+++.......    $(2.38)        $45.94        6.33%       $82,541     2.44%         (1.36)%         19%
  Year ended 11/30/95 ........     (3.17)         45.77       60.98         43,161     2.48          (1.47)          55
  1/1/94 to 11/30/94** .......      0.00          31.61       21.67          7,470     2.41*         (1.94)*         55
  5/3/93++ to 12/31/93 .......     (8.18)         25.98       24.49          1,096     2.52*         (2.25)*         64

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++ ......    $(4.81)        $25.65       30.84%      $203,483     1.83%         (1.14)%         87%
  Year ended 9/30/95 .........     (3.86)         24.16       30.73        146,663     1.83          (1.06)         160
  Year ended 9/30/94 .........      (.82)         22.65       (4.05)       155,470     1.67          (1.15)         110
  Year ended 9/30/93 .........      (.88)         24.43       31.58        228,874     1.65          (1.00)         102
  Year ended 9/30/92 .........      (.16)         19.34       (8.34)       252,140     1.62           (.89)         128
  Year ended 9/30/91 .........      (.06)         21.27       36.28        333,806     1.64           (.22)         118
  Year ended 9/30/90 .........     (2.02)         15.67      (30.81)       251,102     1.66            .16           90
  Year ended 9/30/89 .........      (.18)         24.84       42.68        263,099     1.73            .10           90
  Year ended 9/30/88 .........     (4.71)         17.60       (8.61)        90,713     1.28(f)        (.40)(f)       58
  Year ended 9/30/87(d) ......     (3.07)         24.47       29.61        134,676     1.18(f)        (.56)(f)       76
  Year ended 9/30/86(d) ......      (.99)         21.80       33.79        144,959     1.18            .02           84
  Year ended 9/30/85(d) ......      (.33)         17.25       20.29         77,067     1.18            .22           77

  Class B
  10/1/95 to 3/31/96+++ ......    $(4.81)        $24.11       30.54%       $29,346     2.64%         (1.95)%         87%
  Year ended 9/30/95 .........     (3.86)         23.03       29.78         16,604     2.65          (1.88)         160
  Year ended 9/30/94 .........      (.82)         21.92       (4.92)        13,901     2.50          (1.98)         110
  Year ended 9/30/93 .........      (.88)         23.88       30.53         16,779     2.46          (1.81)         102
  Year ended 9/30/92 .........      (.16)         19.07       (9.05)         9,454     2.42          (1.67)         128
  Year ended 9/30/91 .........      (.06)         21.14       35.54          7,346     2.41          (1.28)         118
  9/17/90++ to 9/30/90 .......      0.00          15.66       (8.79)            71     2.09*          (.26)*         90


  Class C
  10/1/95 to 3/31/96+++ ......    $(4.81)        $24.08       30.31%        $6,779     2.65%         (1.95)%         87%
  Year ended 9/30/95 .........     (3.86)         23.05       29.87          1,611     2.64*         (1.76)*        160
  Year ended 9/30/94 .........      (.82)         21.92       (4.92)         1,220     2.48          (1.96)         110
  5/3/93++ to 9/30/93 ........      0.00          23.88       17.46            118     2.49*         (1.90)*        102

International Fund

  Class A
  Year ended 6/30/96 .........    $(1.05)        $18.32       15.83%      $196,261     1.72%           .31%          78%
  Year ended 6/30/95 .........     (1.62)         16.81         .59        165,584     1.73            .26          119
  Year ended 6/30/94 .........      (.56)         18.38       18.68        201,916     1.90           (.50)          97
  Year ended 6/30/93 .........      (.13)         16.01        7.86        161,048     1.88           (.14)          94
  Year ended 6/30/92 .........      (.07)         14.98        7.52        179,807     1.82            .07           72
  Year ended 6/30/91 .........      (.50)         14.00      (19.34)       214,442     1.73            .37           71
  Year ended 6/30/90 .........     (2.15)         17.99       16.98        265,999     1.45            .33           37
  Year ended 6/30/89 .........     (2.63)         17.24       27.65        166,003     1.41            .39           87
  Year ended 6/30/88 .........     (6.56)         16.09       (4.20)       132,319     1.41            .84           55
  Year ended 6/30/87 .........     (2.78)         23.70       23.05        194,716     1.30            .77           58

  Class B
  Year ended 6/30/96 .........    $(1.05)        $17.45       14.87%       $72,470     2.55%          (.46)%         78%
  Year ended 6/30/95 .........     (1.62)         16.19        (.22)        48,998     2.57           (.62)         119
  Year ended 6/30/94 .........      (.56)         17.90       17.65         29,943     2.78          (1.15)          97
  Year ended 6/30/93 .........      (.09)         15.74        6.98          6,363     2.70           (.96)          94
  Year ended 6/30/92 .........      (.03)         14.81        6.54          5,585     2.68           (.70)          72
  9/17/90++ to 6/30/91 .......      (.50)         13.93       (6.97)         3,515     3.39*           .84*          71

  Class C
  Year ended 6/30/96 .........    $(1.05)        $17.46       14.85%       $26,965     2.53%          (.47)%         78%
  Year ended 6/30/95 .........     (1.62)         16.20        (.22)        19,395     2.54           (.88)         119
  Year ended 6/30/94 .........      (.56)         17.91       17.72         13,503     2.78          (1.12)          97
  5/3/93++ to 6/30/93 ........      0.00          15.74       (1.19)           229     2.57*           .08*          94
------------------------------------------------------------------------------------------------------------------------------------


                                 Net                               Net               Net
                                Asset                          Realized and        Increase
                                Value                           Unrealized       (Decrease) In     Dividends From   Distributions
                             Beginning Of   Net Investment    Gains (Loss) On    Net Asset Value   Net Investment    From Net
  Fiscal Year or Period         Period       Income (Loss)      Investments      From Operations       Income      Realized Gains
  ---------------------     -------------   --------------    ---------------    ---------------   --------------  --------------
Worldwide Privatization Fund
  Class
  Year ended 6/30/96 ......      $10.18          $ .10             $ 1.85            $ 1.95           $0.00            $ 0.00
  Year ended 6/30/95 ......        9.75            .06                .37               .43            0.00              0.00
  6/2/94+ to 6/30/94 ......       10.00            .01               (.26)             (.25)           0.00              0.00
  Class B
  Year ended 6/30/96 ......      $10.10          $(.02)            $ 1.88            $ 1.86           $0.00            $ 0.00
  Year ended 6/30/95 ......        9.74            .02                .34               .36            0.00              0.00
  6/2/94+ to 6/30/94 ......       10.00            .00               (.26)             (.26)           0.00              0.00
  Class C
  Year ended 6/30/96 ......      $10.10          $ .03             $ 1.83            $ 1.86           $0.00            $ 0.00
  2/8/95++ to 6/30/95 .....        9.53            .05                .52               .57            0.00              0.00

New Europe Fund
  Class A
  Year ended 7/31/96 ......      $15.11          $ .18             $ 1.02            $ 1.20           $0.00            $ (.47)
  Year ended 7/31/95 ......       12.66            .04               2.50              2.54            (.09)             0.00
  Period ended 7/31/94** ..       12.53            .09                .04               .13            0.00              0.00
  Year ended 2/28/94 ......        9.37            .02(b)            3.14              3.16            0.00              0.00
  Year ended 2/28/93 ......        9.81            .04               (.33)             (.29)           (.15)             0.00
  Year ended 2/29/92 ......        9.76            .02(b)             .05               .07            (.02)             0.00
  4/2/90+ to 2/28/91 ......       11.11(e)         .26               (.91)             (.65)           (.26)             (.44)
  Class B
  Year ended 7/31/96 ......      $14.71          $ .08             $  .99            $ 1.07           $0.00            $ (.47)
  Year ended 7/31/95 ......       12.41           (.05)              2.44              2.39            (.09)             0.00
  Period ended 7/31/94** ..       12.32            .07                .02               .09            0.00              0.00
  Year ended 2/28/94 ......        9.28           (.05)(b)           3.09              3.04            0.00              0.00
  Year ended 2/28/93 ......        9.74           (.02)              (.33)             (.35)           (.11)             0.00
  3/5/91++ to 2/29/92 .....        9.84           (.04)(b)           (.04)             (.08)           (.02)             0.00
  Class C
  Year ended 7/31/96 ......      $14.72          $ .08             $ 1.00            $ 1.08           $0.00            $ (.47)
  Year ended 7/31/95 ......       12.42           (.07)              2.46              2.39            (.09)             0.00
  Period ended 7/31/94** ..       12.33            .06                .03               .09            0.00              0.00
  5/3/93++ to 2/28/94 .....       10.21           (.04)(b)           2.16              2.12            0.00              0.00

All-Asia Investment Fund
  Class A
  11/1/95 to 4/30/96+++ ...      $10.45          $(.10)            $ 1.92            $ 1.82           $0.00            $ (.08)
  11/28/94+ to 10/31/95 ...       10.00           (.19)(c)            .64               .45            0.00              0.00
  Class B
  11/1/95 to 4/30/96+++ ...      $10.41          $(.14)            $ 1.89            $ 1.75           $0.00            $ (.08)
  11/28/94+ to 10/31/95 ...       10.00           (.25)(c)            .66               .41            0.00              0.00
  Class C
  11/1/95 to 4/30/96+++ ...      $10.41          $(.14)            $ 1.90            $ 1.76           $0.00            $ (.08)
  11/28/94+ to 10/31/95 ...       10.00           (.35)(c)            .76               .41            0.00              0.00

Global Small Cap Fund
  Class A
  Year ended 7/31/96 ......      $10.38          $(.14)            $ 1.90            $ 1.76           $0.00            $ (.53)
  Year ended 7/31/95 ......       11.08           (.09)              1.50              1.41            0.00             (2.11)(j)
  Period ended 7/31/94** ..       11.24           (.15)              (.01)             (.16)           0.00              0.00
  Year ended 9/30/93 ......        9.33           (.15)              2.49              2.34            0.00              (.43)
  Year ended 9/30/92 ......       10.55           (.16)             (1.03)            (1.19)           0.00              (.03)
  Year ended 9/30/91 ......        8.26           (.06)              2.35              2.29            0.00              0.00
  Year ended 9/30/90 ......       15.54           (.05)(b)          (4.12)            (4.17)           0.00             (3.11)
  Year ended 9/30/89 ......       11.41           (.03)              4.25              4.22            0.00              (.09)
  Year ended 9/30/88 ......       15.07           (.05)             (1.83)            (1.88)           0.00             (1.78)
  Year ended 9/30/87 ......       15.47           (.07)              4.19              4.12            (.04)            (4.48)
  Class B
  Year ended 7/31/96 ......      $ 9.95          $(.20)            $ 1.81            $ 1.61           $0.00            $ (.53)
  Year ended 7/31/95 ......       10.78           (.12)              1.40              1.28            0.00             (2.11)(j)
  Period ended 7/31/94** ..       11.00           (.17)(b)           (.05)             (.22)           0.00              0.00
  Year ended 9/30/93 ......        9.20           (.15)              2.38              2.23            0.00              (.43)
  Year ended 9/30/92 ......       10.49           (.20)             (1.06)            (1.26)           0.00              (.03)
  Year ended 9/30/91 ......        8.26           (.07)              2.30              2.23            0.00              0.00
  9/17/90++ to 9/30/90 ....        9.12           (.01)              (.85)             (.86)           0.00              0.00
  Class C
  Year ended 7/31/96 ......      $ 9.96          $(.20)            $ 1.82            $ 1.62           $0.00            $ (.53)
  Year ended 7/31/95 ......       10.79           (.17)              1.45              1.28            0.00             (2.11)(j)
  Period ended 7/31/94** ..       11.00           (.17)(b)           (.04)             (.21)           0.00              0.00
  5/3/93++ to 9/30/93 .....        9.86           (.05)              1.19              1.14            0.00              0.00

Strategic Balanced Fund (i)
  Class A
  Year ended 7/31/96 ......      $17.98          $ .35             $ 1.08            $ 1.43           $(.32)           $ (.61)
  Year ended 7/31/95 ......       16.26            .34(c)            1.64              1.98            (.22)             (.04)
  Period ended 7/31/94** ..       16.46            .07(c)            (.27)             (.20)           0.00              0.00
  Year ended 4/30/94 ......       16.97            .16(c)             .74               .90            (.24)            (1.17)
  Year ended 4/30/93 ......       17.06            .39(c)             .59               .98            (.42)             (.65)
  Year ended 4/30/92 ......       14.48            .27(c)            2.80              3.07            (.17)             (.32)
  9/4/90++ to 4/30/91 .....       12.51            .34(c)            1.66              2.00            (.03)             0.00
----------------------------------------------------------------------------------------------------------------------------------
Please refer to the footnotes on page 16.

                                                         Total     Net Assets              Ratio Of Net
                                Total      Net Asset   Investment   At End Of   Ratio Of    Investment
                              Dividends      Value    Return Based   Period     Expenses   Income (Loss)
                                 And         End Of   on Net Asset   (000's)   To Average   To Average    Portfolio
  Fiscal Year or Period      Distributions   Period     Value(a)     omitted   Net Assets   Net Assets   Turnover Rate
  ---------------------      -------------  -------   ------------  ---------  ----------  ------------  -------------
Worldwide Privatization Fund
  Class
  Year ened 6/30/96 .......     $ 0.00        $12.13      19.16%      $672,732     1.87%         .95%         28%
  Year ended 6/30/95 ......       0.00         10.18       4.41         13,535     2.56          .66          36
  6/2/94+ to 6/30/94 ......       0.00          9.75      (2.50)         4,990     2.75*        1.03*          0
  Class B
  Year ended 6/30/96 ......     $ 0.00        $11.96      18.42%       $83,050     2.83%        (.20)%        28%
  Year ended 6/30/95 ......       0.00         10.10       3.70         79,359     3.27          .01          36
  6/2/94+ to 6/30/94 ......       0.00          9.74      (2.60)        22,859     3.45*         .33*          0
  Class C
  Year ended 6/30/96 ......     $ 0.00        $11.96      18.42%        $2,383     2.57%         .63%         28%
  2/8/95++ to 6/30/95 .....       0.00         10.10       5.98            338     3.27*        2.65*         36

New Europe Fund
  Class A
  Year ended 7/31/96 ......     $ (.47)       $15.84       8.20%       $74,026     2.14%        1.10%         69%
  Year ended 7/31/95 ......       (.09)        15.11      20.22         86,112     2.09          .37          74
  Period ended 7/31/94** ..       0.00         12.66       1.04         86,739     2.06*        1.85*         35
  Year ended 2/28/94 ......       0.00         12.53      33.73         90,372     2.30          .17          94
  Year ended 2/28/93 ......       (.15)         9.37      (2.82)        79,285     2.25          .47         125
  Year ended 2/29/92 ......       (.02)         9.81        .74        108,510     2.24          .16          34
  4/2/90+ to 2/28/91 ......       (.70)         9.76      (5.63)       188,016     1.52*        2.71*         48
  Class B
  Year ended 7/31/96 ......     $ (.47)       $15.31       7.53%       $42,662     2.86%         .59%         69%
  Year ended 7/31/95 ......       (.09)        14.71      19.42         34,527     2.79         (.33)         74
  Period ended 7/31/94** ..       0.00         12.41        .73         31,404     2.76*        1.15*         35
  Year ended 2/28/94 ......       0.00         12.32      32.76         20,729     3.02         (.52)         94
  Year ended 2/28/93 ......       (.11)         9.28      (3.49)         1,732     3.00         (.50)        125
  3/5/91++ to 2/29/92 .....       (.02)         9.74        .03          1,423     3.02*        (.71)*        34
  Class C
  Year ended 7/31/96 ......     $ (.47)       $15.33       7.59%       $10,141     2.87%         .58%         69%
  Year ended 7/31/95 ......       (.09)        14.72      19.40          7,802     2.78         (.33)         74
  Period ended 7/31/94** ..       0.00         12.42        .73         11,875     2.76*        1.15*         35
  5/3/93++ to 2/28/94 .....       0.00         12.33      20.77         10,886     3.00*        (.52)*        94

All-Asia Investment Fund
  Class A
  11/1/95 to 4/30/96+++ ...     $ (.08)       $12.19      17.52%       $11,645     3.47%       (1.75)%        42%
  11/28/94+ to 10/31/95 ...       0.00         10.45       4.50          2,870     4.42*       (1.87)*(f)     90
  Class B
  11/1/95 to 4/30/96+++ ...     $ (.08)       $12.08      16.91%       $20,176     4.17%       (2.42)%        42%
  11/28/94+ to 10/31/95 ...       0.00         10.41       4.10          5,170     5.20*       (2.64)*(f)     90
  Class C
  11/1/95 to 4/30/96+++ ...     $ (.08)       $12.09      17.01%        $2,931     4.18%       (2.44)%        42%
  11/28/94+ to 10/31/95 ...       0.00         10.41       4.10            597     5.84*       (3.41)*(f)     90

Global Small Cap Fund
  Class A
  Year ended 7/31/96 ......     $ (.53)       $11.61      17.46%       $68,623     2.51%       (1.22)%       139%
  Year ended 7/31/95 ......      (2.11)        10.38      16.62         60,057     2.54(f)     (1.17)(f)     128
  Period ended 7/31/94** ..       0.00         11.08      (1.42)        61,372     2.42*       (1.26)*        78
  Year ended 9/30/93 ......       (.43)        11.24      25.83         65,713     2.53        (1.13)         97
  Year ended 9/30/92 ......       (.03)         9.33     (11.30)        58,491     2.34         (.85)        108
  Year ended 9/30/91 ......       0.00         10.55      27.72         84,370     2.29         (.55)        104
  Year ended 9/30/90 ......      (3.11)         8.26     (31.90)        68,316     1.73         (.46)         89
  Year ended 9/30/89 ......       (.09)        15.54      37.34        113,583     1.56         (.17)        106
  Year ended 9/30/88 ......      (1.78)        11.41      (8.11)        90,071     1.54(f)      (.50)(f)      74
  Year ended 9/30/87 ......      (4.52)        15.07      34.11        113,305     1.41(f)      (.44)(f)      98
  Class B
  Year ended 7/31/96 ......     $ (.53)       $11.03      16.69%       $14,247     3.21%       (1.88)%       139%
  Year ended 7/31/95 ......      (2.11)         9.95      15.77          5,164     3.20(f)     (1.92)(f)     128
  Period ended 7/31/94** ..       0.00         10.78      (2.00)         3,889     3.15*       (1.93)*        78
  Year ended 9/30/93 ......       (.43)        11.00      24.97          1,150     3.26        (1.85)         97
  Year ended 9/30/92 ......       (.03)         9.20     (12.03)           819     3.11        (1.31)        108
  Year ended 9/30/91 ......       0.00         10.49      27.00            121     2.98        (1.39)        104
  9/17/90++ to 9/30/90 ....       0.00          8.26      (9.43)           183     2.61*       (1.30)*        89
  Class C
  Year ended 7/31/96 ......     $ (.53)       $11.05      16.77%       $14,119     3.19%       (1.85)%       139%
  Year ended 7/31/95 ......      (2.11)         9.96      15.75          1,407     3.25(f)     (2.10)(f)     128
  Period ended 7/31/94** ..       0.00         10.79      (1.91)         1,330     3.13*       (1.92)*        78
  5/3/93++ to 9/30/93 .....       0.00         11.00      11.56            261     3.75*       (2.51)*        97

Strategic Balanced Fund (i)
  Class A
  Year ended 7/31/96 ......     $ (.93)       $18.48       8.05%       $18,329     1.40%        1.78%        173%
  Year ended 7/31/95 ......       (.26)        17.98      12.40         10,952     1.40(f)      2.07         172
  Period ended 7/31/94** ..       0.00         16.26      (1.22)         9,640     1.40(f)      1.63*         21
  Year ended 4/30/94 ......      (1.41)        16.46       5.06          9,822     1.40(f)      1.67         139
  Year ended 4/30/93 ......      (1.07)        16.97       5.85          8,637     1.40(f)      2.29          98
  Year ended 4/30/92 ......       (.49)        17.06      20.96          6,843     1.40(f)      1.92         103
  9/4/90++ to 4/30/91 .....       (.03)        14.48      16.00            443     1.40*(f)     3.54*        137
----------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                         Net                             Net             Net
                                        Asset                       Realized and       Increase
                                        Value                        Unrealized      (Decrease) In    Dividends From   Distributions
                                      Beginning Of  Net Investment  Gains (Loss) On  Net Asset Value  Net Investment     From Net
  Fiscal Year or Period                  Period      Income (Loss)    Investments    From Operations      Income      Realized Gains
  ---------------------               ------------  --------------  ---------------  ---------------  --------------  --------------

Strategic Balanced Fund (i) (continued)
  Class B
  Year ended 7/31/96 ..........          $15.56         $.16            $  .98            $ 1.14           $(.20)       $ (.61)
  Year ended 7/31/95 ..........           14.10          .22(c)           1.40              1.62            (.12)         (.04)
  Period ended 7/31/94** ......           14.30          .03(c)           (.23)             (.20)           0.00          0.00
  Year ended 4/30/94 ..........           14.92          .06(c)            .63               .69            (.14)        (1.17)
  Year ended 4/30/93 ..........           15.51          .23(c)            .53               .76            (.25)        (1.10)
  Year ended 4/30/92 ..........           13.96          .22(c)           2.70              2.92            (.29)        (1.08)
  Year ended 4/30/91 ..........           12.40          .43(c)           1.60              2.03            (.47)         0.00
  Year ended 4/30/90 ..........           11.97          .50(b)(c)         .60              1.10            (.25)         (.42)
  Year ended 4/30/89 ..........           11.45          .48(c)           1.11              1.59            (.30)         (.77)
  10/23/87+ to 4/30/88 ........           10.00          .13(c)           1.38              1.51            (.06)         0.00
  Class C
  Year ended 7/31/96 ..........          $15.57         $.14            $  .99            $ 1.13           $(.20)       $ (.61)
  Year ended 7/31/95 ..........           14.11          .16(c)           1.46              1.62            (.12)         (.04)
  Period ended 7/31/94** ......           14.31          .03(c)           (.23)             (.20)           0.00          0.00
  8/2/93++ to 4/30/94 .........           15.64          .15(c)           (.17)             (.02)           (.14)        (1.17)

Balanced Shares
  Class A
  Year ended 7/31/96 ..........          $15.08         $.37            $  .45            $  .82           $(.41)       $(1.48)
  Year ended 7/31/95 ..........           13.38          .46              1.62              2.08            (.36)         (.02)
  Period ended 7/31/94** ......           14.40          .29              (.74)             (.45)           (.28)         (.29)
  Year ended 9/30/93 ..........           13.20          .34              1.29              1.63            (.43)         0.00
  Year ended 9/30/92 ..........           12.64          .44               .57              1.01            (.45)         0.00
  Year ended 9/30/91 ..........           10.41          .46              2.17              2.63            (.40)         0.00
  Year ended 9/30/90 ..........           14.13          .45             (2.14)            (1.69)           (.40)        (1.63)
  Year ended 9/30/89 ..........           12.53          .42              2.18              2.60            (.46)         (.54)
  Year ended 9/30/88 ..........           16.33          .46             (1.07)             (.61)           (.44)        (2.75)
  Year ended 9/30/87 ..........           14.64          .67              1.62              2.29            (.60)         0.00
  Class B
  Year ended 7/31/96 ..........          $14.88         $.28            $  .42            $  .70           $(.31)       $(1.48)
  Year ended 7/31/95 ..........           13.23          .30              1.65              1.95            (.28)         (.02)
  Period ended 7/31/94** ......           14.27          .22              (.75)             (.53)           (.22)         (.29)
  Year ended 9/30/93 ..........           13.13          .29              1.22              1.51            (.37)         0.00
  Year ended 9/30/92 ..........           12.61          .37               .54               .91            (.39)         0.00
  2/4/91++ to 9/30/91 .........           11.84          .25               .80              1.05            (.28)         0.00
  Class C
  Year ended 7/31/96 ..........          $14.89         $.26            $  .45            $  .71           $(.31)       $(1.48)
  Year ended 7/31/95 ..........           13.24          .30              1.65              1.95            (.28)         (.02)
  Period ended 7/31/94** ......           14.28          .24              (.77)             (.53)           (.22)         (.29)
  5/3/93++ to 9/30/93 .........           13.63          .11               .71               .82            (.17)         0.00

Income Builder Fund (h)
  Class A
  11/1/95 to 4/30/96+++ .......          $10.70         $.26            $  .40            $  .66           $(.29)       $ (.11)
  Year ended 10/31/95 .........            9.69          .93(b)            .59              1.52            (.51)         0.00
  3/25/94++ to 10/31/94 .......           10.00          .96             (1.02)             (.06)           (.05)(g)      (.20)
  Class B
  11/1/95 to 4/30/96+++ .......          $10.70         $.22            $  .40            $  .62           $(.26)       $ (.11)
  Year ended 10/31/95 .........            9.68          .63(b)            .83              1.46            (.44)         0.00
  3/25/94++ to 10/31/94 .......           10.00          .88              (.98)             (.10)           (.06)(g)      (.16)
  Class C
  11/1/95 to 4/30/96+++ .......          $10.67         $.22            $  .40            $  .62           $(.26)       $ (.11)
  Year ended 10/31/95 .........            9.66          .40(b)           1.05              1.45            (.44)         0.00
  Year ended 10/31/94 .........           10.47          .50              (.85)             (.35)           (.11)(g)      (.35)
  Year ended 10/31/93 .........            9.80          .52               .51              1.03            (.36)         0.00
  Year ended 10/31/92 .........           10.00          .55              (.28)              .27            (.47)         0.00
  10/25/91+ to 10/31/91 .......           10.00          .01              0.00               .01            (.01)         0.00

Utility Income Fund
  Class A
  12/1/95 to 5/31/96+++ .......          $10.22         $.07            $  .25            $  .32           $(.26)       $ 0.00
  Year ended 11/30/95 .........            8.97          .30(c)           1.40              1.70            (.45)         0.00
  Year ended 11/30/94 .........            9.92          .42(c)           (.89)             (.47)           (.48)         0.00
  10/18/93+ to 11/30/93 .......           10.00          .02(c)           (.10)             (.08)           0.00          0.00
  Class B
  12/1/95 to 5/31/96+++ .......          $10.20         $.04            $  .26            $  .30           $(.23)       $ 0.00
  Year ended 11/30/95 .........            8.96          .27(c)           1.36              1.63            (.39)         0.00
  Year ended 11/30/94 .........            9.91          .37(c)           (.91)             (.54)           (.41)         0.00
  10/18/93+ to 11/30/93 .......           10.00          .01(c)           (.10)             (.09)           0.00          0.00
  Class C
  12/1/95 to 5/31/96+++ .......          $10.22         $.06            $  .23            $  .29           $(.23)       $ 0.00
  Year ended 11/30/95 .........            8.97          .17(c)           1.47              1.64            (.39)         0.00
  Year ended 11/30/94 .........            9.92          .39(c)           (.93)             (.54)           (.41)         0.00
  10/27/93+ to 11/30/93 .......           10.00          .01(c)           (.09)             (.08)           0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                                                   Total     Net Assets             Ratio Of Net
                                          Total     Net Asset    Investment   At End Of   Ratio Of   Investment
                                        Dividends      Value    Return Based   Period     Expenses   Income (Loss)
                                           And         End Of   on Net Asset   (000's)   To Average   To Average    Portfolio
                                       Distributions   Period     Value(a)     omitted   Net Assets   Net Assets   Turnover Rate
                                       -------------   ------   ------------  ---------  ----------  ------------  -------------
Strategic Balanced Fund (i) (continued)
  Class B
  Year ended 7/31/96 ............          $(.81)      $15.89       7.41%      $28,492      2.10%         .99%         173%
  Year ended 7/31/95 ............           (.16)       15.56      11.63        37,301      2.10 (f)     1.38          172
  Period ended 7/31/94** ........           0.00        14.10      (1.40)       43,578      2.10*(f)      .92*          21
  Year ended 4/30/94 ............          (1.31)       14.30       4.29        43,616      2.10 (f)      .93          139
  Year ended 4/30/93 ............          (1.35)       14.92       4.96        36,155      2.15 (f)     1.55           98
  Year ended 4/30/92 ............          (1.37)       15.51      20.14        31,842      2.15 (f)     1.34          103
  Year ended 4/30/91 ............           (.47)       13.96      16.73        22,552      2.10 (f)     3.23          137
  Year ended 4/30/90 ............           (.67)       12.40       8.85        19,523      2.00 (f)     3.85          120
  Year ended 4/30/89 ............          (1.07)       11.97      14.66         5,128      2.00 (f)     4.31          103
  10/23/87+ to 4/30/88 ..........           (.06)       11.45      15.10         2,344      2.00*(f)     2.44*          72
  Class C
  Year ended 7/31/96 ............          $(.81)      $15.89       7.34%       $3,157      2.10%         .99%         173%
  Year ended 7/31/95 ............           (.16)       15.57      11.62         4,113      2.10 (f)     1.38          172
  Period ended 7/31/94** ........           0.00        14.11      (1.40)        4,317      2.10*(f)      .93*          21
  8/2/93++ to 4/30/94 ...........          (1.31)       14.31        .45         4,289      2.10*(f)      .69*         139

Balanced Shares
  Class A
  Year ended 7/31/96 ............         $(1.89)      $14.01       5.23%     $102,567      1.38%        2.41%         227%
  Year ended 7/31/95 ............           (.38)       15.08      15.99       122,033      1.32         3.12          179
  Period ended 7/31/94** ........           (.57)       13.38      (3.21)      157,637      1.27*        2.50*         116
  Year ended 9/30/93 ............           (.43)       14.40      12.52       172,484      1.35         2.50          188
  Year ended 9/30/92 ............           (.45)       13.20       8.14       143,883      1.40         3.26          204
  Year ended 9/30/91 ............           (.40)       12.64      25.52       154,230      1.44         3.75           70
  Year ended 9/30/90 ............          (2.03)       10.41     (13.12)      140,913      1.36         4.01          169
  Year ended 9/30/89 ............          (1.00)       14.13      22.27       159,290      1.42         3.29          132
  Year ended 9/30/88 ............          (3.19)       12.53      (1.10)      111,515      1.42         3.74          190
  Year ended 9/30/87 ............           (.60)       16.33      15.80       129,786      1.17         4.14          136
  Class B
  Year ended 7/31/96 ............         $(1.79)      $13.79       4.45%      $18,393      2.16%        1.61%         227%
  Year ended 7/31/95 ............           (.30)       14.88      15.07        15,080      2.11         2.30          179
  Period ended 7/31/94** ........           (.51)       13.23      (3.80)       14,347      2.05*        1.73*         116
  Year ended 9/30/93 ............           (.37)       14.27      11.65        12,789      2.13         1.72          188
  Year ended 9/30/92 ............           (.39)       13.13       7.32         6,499      2.16         2.46          204
  2/4/91++ to 9/30/91 ...........           (.28)       12.61       8.96         1,830      2.13*        3.19*          70
  Class C
  Year ended 7/31/96 ............         $(1.79)      $13.81       4.52%       $6,096      2.15%        1.63%         227%
  Year ended 7/31/95 ............           (.30)       14.89      15.06         5,108      2.09         2.32          179
  Period ended 7/31/94** ........           (.51)       13.24      (3.80)        6,254      2.03*        1.81*         116
  5/3/93++ to 9/30/93 ...........           (.17)       14.28       6.01         1,487      2.29*        1.47*         188

Income Builder Fund (h)
  Class A
  11/1/95 to 4/30/96+++ .........          $(.40)      $10.96       6.30%       $1,402      2.32%        4.64%         120%
  Year ended 10/31/95 ...........           (.51)       10.70      16.22         1,398      2.38         5.44           92
  3/25/94++ to 10/31/94 .........           (.25)        9.69       (.54)          600      2.52*        6.11*         126
  Class B
  11/1/95 to 4/30/96+++ .........          $(.37)      $10.95       5.88%       $4,789      3.03%        3.93%         120%
  Year ended 10/31/95 ...........           (.44)       10.70      15.55         3,769      3.09         4.73           92
  3/25/94++ to 10/31/94 .........           (.22)        9.68       (.99)        1,998      3.09*        5.07*         126
  Class C
  11/1/95 to 4/30/96+++ .........          $(.37)      $10.92       5.89%      $46,629      3.02%        3.93%         120%
  Year ended 10/31/95 ...........           (.44)       10.67      15.47        49,107      3.02         4.81           92
  Year ended 10/31/94 ...........           (.46)        9.66      (3.44)       64,027      2.67         3.82          126
  Year ended 10/31/93 ...........           (.36)       10.47      10.65       106,034      2.32         6.85          101
  Year ended 10/31/92 ...........           (.47)        9.80       2.70       152,617      2.33         5.47          108
  10/25/91+ to 10/31/91 .........           (.01)       10.00        .11        41,813      0.00*(f)      .94*           0

Utility Income Fund
  Class A
  12/1/95 to 5/31/96+++ .........          $(.26)      $10.28       3.24%       $2,911      1.50%        1.34%          38%
  Year ended 11/30/95 ...........           (.45)       10.22      19.32         2,748      1.50 (f)     2.48 (f)      162
  Year ended 11/30/94 ...........           (.48)        8.97      (4.86)        1,068      1.50 (f)     4.13           30
  10/18/93+ to 11/30/93 .........           0.00         9.92       (.80)          229      1.50*(f)     2.35*          11
  Class B
  12/1/95 to 5/31/96+++ .........          $(.23)      $10.27       3.02%      $12,934      2.20%         .64%          38%
  Year ended 11/30/95 ...........           (.39)       10.20      18.40        10,988      2.20 (f)     1.60 (f)      162
  Year ended 11/30/94 ...........           (.41)        8.96      (5.59)        2,353      2.20 (f)     3.53           30
  10/18/93+ to 11/30/93 .........           0.00         9.91       (.90)          244      2.20*(f)     2.84*          11
  Class C
  12/1/95 to 5/31/96+++ .........          $(.23)      $10.28       2.92%       $4,532      2.20%         .66%          38%
  Year ended 11/30/95 ...........           (.39)       10.22      18.63         3,500      2.20 (f)     1.88 (f)      162
  Year ended 11/30/94 ...........           (.41)        8.97      (5.58)        2,651      2.20 (f)     3.60           30
  10/27/93+ to 11/30/93 .........           0.00         9.92       (.80)           18      2.20*(f)     3.08*          11
----------------------------------------------------------------------------------------------------------------------------------

                                          Net                             Net             Net
                                         Asset                       Realized and      Increase
                                         Value                        Unrealized     (Decrease) In    Dividends From   Distributions
                                       Beginning Of  Net Investment  Gain (Loss) On  Net Asset Value  Net Investment     From Net
   Fiscal Year or Period                 Period      Income (Loss)    Investments    From Operations      Income      Realized Gains
   ---------------------              ------------  --------------  ---------------  ---------------  --------------  --------------
Growth and Income Fund
  Class A
  11/1/95 to 4/30/96+++ ...........       $ 2.71          $ .03           $ .35           $ .38           $ (.03)         $ (.21)
  Year ended 10/31/95 .............         2.35            .02             .52             .54             (.06)           (.12)
  Year ended 10/31/94 .............         2.61            .06            (.08)           (.02)            (.06)           (.18)
  Year ended 10/31/93 .............         2.48            .06             .29             .35             (.06)           (.16)
  Year ended 10/31/92 .............         2.52            .06             .11             .17             (.06)           (.15)
  Year ended 10/31/91 .............         2.28            .07             .56             .63             (.09)           (.30)
  Year ended 10/31/90 .............         3.02            .09            (.30)           (.21)            (.10)           (.43)
  Year ended 10/31/89 .............         3.05            .10             .43             .53             (.08)           (.48)
  Year ended 10/31/88 .............         3.48            .10             .33             .43             (.08)           (.78)
  Year ended 10/31/87 .............         3.52            .11            (.03)            .08             (.12)           0.00
  Year ended 10/31/86 .............         3.01            .12             .92            1.04             (.13)           (.40)
  Year ended 10/31/85 .............         2.93            .14             .42             .56             (.15)           (.33)
  Class B
  11/1/95 to 4/30/96+++............       $ 2.69          $ .02           $ .36           $ .38           $ (.02)         $ (.21)
  Year ended 10/31/95..............         2.34            .01             .49             .50             (.03)           (.12)
  Year ended 10/31/94..............         2.60            .04            (.08)           (.04)            (.04)           (.18)
  Year ended 10/31/93..............         2.47            .05             .28             .33             (.04)           (.16)
  Year ended 10/31/92..............         2.52            .04             .11             .15             (.05)           (.15)
  2/8/91++ to 10/31/91.............         2.40            .04             .12             .16             (.04)           0.00
  Class C
  11/1/95 to 4/30/96+++............       $ 2.70          $ .02           $ .35           $ .37           $ (.02)         $ (.21)
  Year ended 10/31/95..............         2.34            .01             .50             .51             (.03)           (.12)
  Year ended 10/31/94 .............         2.60            .04            (.08)           (.04)            (.04)           (.18)
  5/3/93++ to 10/31/93 ............         2.43            .02             .17             .19             (.02)           0.00
----------------------------------------------------------------------------------------------------------------------------------

  +  Commencement of operations.
 ++  Commencement of distribution.
+++  Unaudited.
  *  Annualized.
 **  Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios would have been as follows:

                                  1991        1992        1993       1994        1995        1996
All-Asia Investment Fund
         Class A                   --          --          --         --       10.57%#        --
         Class B                   --          --          --         --       11.32%#        --
         Class C                   --          --          --         --       11.38%#        --
Growth Fund
         Class A                 8.79%#      1.94%       1.84%      1.46%         --          --
         Class B                 3.06%       2.65%       2.52%      2.13%         --          --
         Class C                   --          --          --       2.13#         --          --
Premier Growth
         Class A                   --        3.33%#        --         --          --          --
         Class B                   --        3.78%#        --         --          --          --
         Net investment income ratios for Premier Growth would have been (.25%#) for
         Class A and (.75%#) for Class B for this same period.
Global Small Cap Fund
         Class A                   --          --          --         --        2.61%         --
         Class B                   --          --          --         --        3.27%         --
         Class C                   --          --          --         --        3.31%         --
Strategic Balanced Fund
         Class A                11.59%#      2.05%       1.85%      1.70%1      1.81%       1.76%
                                                                    1.94%#2
         Class B                 2.93%       2.70%       2.56%      2.42%1      2.49%       2.47%
                                                                    2.64%#2
         Class C                   --          --          --       2.07%#1     2.50%       2.48%
                                                                    2.64%#2
Income Builder Fund
         Class A                   --          --          --         --          --          --
         Class B                   --          --          --         --          --          --
         Class C                 1.99%#        --          --         --          --          --
Utility Income Fund
         Class A                   --          --      145.63%#    13.72%       4.86%#        --
         Class B                   --          --      133.62%#    14.42%       5.34%#        --
         Class C                   --          --      148.03%#    14.42%       5.99%#        --

-----------------------
     #  annualized
     1. For the period ended April 30, 1994
     2. For the period ended July 31, 1994
     For the expense ratios of the Funds in years prior to fiscal year 1990, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.
(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01); with respect to Class B shares, $(.01); and with respect to Class C shares, for the year ended October 31, 1994, $(.02).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.

(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.

(j) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12); with respect to Class B shares, $(.12); and with respect to Class C shares, $(.12).

                                  Total     Net Assets             Ratio Of Net
         Total      Net Asset   Investment   At End Of   Ratio Of   Investment
       Dividends      Value    Return Based   Period     Expenses   Income (Loss)
         And         End Of    on Net Asset   (000's    To Average   To Average     Portfolio
     Distributions   Period     Value(a)     omitted    Net Assets   Net Assets   Turnover Rate
     -------------   ------   ------------  ---------   ----------  ------------  -------------


       $ (.24)       $ 2.85       14.46%    $518,880       .95%        1.74%           43%
         (.18)         2.71       24.21      458,158      1.05         1.88           142
         (.24)         2.35        (.67)     414,386      1.03         2.36            68
         (.22)         2.61       14.98      459,372      1.07         2.38            91
         (.21)         2.48        7.23      417,018      1.09         2.63           104
         (.39)         2.52       31.03      409,597      1.14         2.74            84
         (.53)         2.28       (8.55)     314,670      1.09         3.40            76
         (.56)         3.02       21.59      377,168      1.08         3.49            79
         (.86)         3.05       16.45      350,510      1.09         3.09            66
         (.12)         3.48        2.04      348,375       .86         2.77            60
         (.53)         3.52       34.92      347,679       .81         3.31            11
         (.48)         3.01       19.53      275,681       .95         3.78            15

       $ (.23)       $ 2.84       14.53%    $189,725      1.76%         .92%           43%
         (.15)         2.69       22.84      136,758      1.86         1.05           142
         (.22)         2.34       (1.50)     102,546      1.85         1.56            68
         (.20)         2.60       14.22       76,633      1.90         1.58            91
         (.20)         2.47        6.22       29,656      1.90         1.69           104
         (.04)         2.52        6.83       10,221      1.99*        1.67*           84

      $  (.23)     $   2.84       14.07%    $ 50,483      1.74%         .93%           43%
         (.15)         2.70       23.30       35,835      1.84         1.04           142
         (.22)         2.34       (1.50)      19,395      1.84         1.61            68
         (.02)         2.60        7.85        7,774      1.96*        1.45*           91
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Please refer to the footnotes on page 16.

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                                   Glossary
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The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of
Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

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                           Description Of The Funds
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Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. For the period ended August 31, 1996, the Fund invested less than 5% of its total assets in lower-rated securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities;
(iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis;
(vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities;
(ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies
(i) organized under U.S. law that have their principal office in the U.S., and
(ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options;
(ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets; (iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. At
August 31, 1996, approximately 36% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also invest in larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services.

The Fund will emphasize investment in companies believed to be the likely beneficiaries of a program, originally known as the "1992 Program," to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. Alliance believes that the beneficial effects of this program upon economies, sectors and companies may be most pronounced in the decade following 1992. The European Community is a Western European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. At August 31, 1996, approximately 40% of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies;
(iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities";
(iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options;
(vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;
(vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings", "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of

Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants;
(iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options;
(vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts;
(x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S.

Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities;
(ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government; (iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets;
(vi) enter into repurchase agreements on up to 25% of its total assets;
(vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants; (ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes; (vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See " Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations-- Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;
(vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;
(viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and (xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. See "Additional Investment Practices-- Options." The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. See "Risk Considerations--Foreign Investment."

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations-- Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, the investments of Growth Fund, Strategic Balanced Fund and Income Builder Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities, while the investments of All-Asia Investment Fund in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering,
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof;
(iii) in oil, gas or other mineral exploration or development programs; or
(iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and
(vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion);
(iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or
(iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, Global Small Cap Fund and Worldwide Privatization Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers by New Europe Fund. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Since 1972, when the pound sterling was allowed to float against other currencies, it has generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. From 1994 through 1995, the pound sterling increased at an average annual rate of 3.8% against the U.S. dollar. On September 13, 1996, the pound sterling-dollar exchange rate was virtually unchanged from that at the end of 1995.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 3967.9 on September 13, 1996, up 7% from the end of 1995.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, is in excess of the government's original budget estimate for the 1995-96 fiscal year, as a result of lower economic growth and decreased tax revenue. The PSBR estimate for the 1996-97 fiscal year has also been raised, and is expected to be above the European Union limit. As a result, the general government budget deficit for the the 1996-97 fiscal year is expected to be in excess of the level permitted of countries scheduled to participate in the economic and monetary union beginning in January 1999. In July 1996, the European Union stated that public borrowing would have to be reduced by July 1998 if the pound sterling is to be eligible for membership.

Since 1979, the Conservative Party has controlled Parliament. However, in recent years, this dominance has been called into question. In 1990, due to an internal challenge for leadership the Conservative Party chose John Major to replace Margaret Thatcher as Prime Minister. Mr. Major's position has been strengthened by his reelection as leader of the Conservative Party and is expected to retain that position until the next general election. Unless the Conservative Party calls for an earlier election, the next general election will take place in May 1997. Opinion polls currently indicate a lead for the Labour Party, and its is not clear that the Conservative Party will retain control of Parliament. For further information regarding the United Kingdom, see the Fund's Statement of Additional Information.

Investment in Japanese Issuers by All-Asia Investment Fund and International Fund. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX increased by approximately 8% from the end of 1994, and by the end of 1995 increased by approximately 1% from the end of 1994. As of September 13, 1996, the TOPIX closed at an almost identical level to that of the end of 1995. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers also will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. In August 1993, following a split in that party, a coalition government was formed. That coalition government collapsed in April 1994, and was replaced by a minority coalition that, in turn, collapsed in June 1994. The stability of the current ruling coalition, the fourth since 1993 is not assured. Unless Ryutaro Hashimato, the current prime minister, calls for an earlier election, the next general election will take place in July 1997. For further information regarding Japan, see each Fund's Statement of Additional Information.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

U.S. and Foreign Taxes. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.


Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practice--Mortage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greatermarket risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is each a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

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                              PURCHASE AND SALE
--------------------------------------------------------------------------------
                                  OF SHARES
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HOW TO BUY SHARES
You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statement of Additional Information for more information.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the Telephone Transactions section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling (800) 221-5672, may not exceed $500,000, must be received by the Fund by 3:00 p.m. Eastern time on a Fund business day and will be made at the next day's net asset value (less any applicable sales charge).

Each Fund offers three classes of shares through this prospectus, Class A, Class B and Class C. The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:


                         Initial Sales Charge
                             as % of                          Commission to
                            Net Amount        as % of        Dealer/Agent as %
Amount Purchased             Invested      Offering Price     of Offering Price
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Less than $100,000             4.44%          4.25%                 4.00%
--------------------------------------------------------------------------------
$100,000 to
less than $250,000             3.36           3.25                  3.00
--------------------------------------------------------------------------------
$250,000 to
less than $500,000             2.30           2.25                  2.00
--------------------------------------------------------------------------------
$500,000 to
less than $1,000,000           1.78           1.75                  1.50
--------------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statement of Additional Information.

Class B Shares--Deferred Sales Charge Alternative
You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.

              Year Since Purchase                             CDSC
              -----------------------------------------------------
              First.......................................    4.0%
              Second......................................    3.0%
              Third.......................................    2.0%
              Fourth......................................    1.0%
              Fifth.......................................    None

Class B shares are subject to higher distribution fees than Class A shares for a period (after which they convert to Class A shares) of eight years, or six years with respect to Premier Growth Fund. The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.


Class C Shares--Asset-Based Sales Charge Alternative
You can purchase Class C shares without any initial sales charge. A Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the original cost of the shares being redeemed or net asset value at the time of redemption.

Application of the CDSC

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

How the Funds Value Their Shares
The net asset value of each Class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

General

The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class C shares is $5,000,000. The maximum purchase of Class B shares is $250,000. The Funds may refuse any order to purchase shares.


The Fund offers a fourth class of shares, Advisor Class shares, by means of separate prospectus. Advisor Class shares may be purchased and held solely by
(i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account to the broker-dealer or other financial intermediary, or its affiliate or agent, (ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Funds. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You may obtain more information about Advisor Class shares by contacting AFS at 800-221-5672 or by contacting your financial representative.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker

Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                P.O. Box 1520
                           Secaucus, NJ 07096-1520
                                1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of their redemption sent to their bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES

You may exchange your shares of any Fund for shares of the same class of other Alliance Mutual Funds (which include AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

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                           MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                                    Principal occupation
                                                                       during the past
    Fund                        Employee; year; title                     five years
----------------------------------------------------------------------------------------
The Alliance Fund               Alfred Harrison since 1989--           Associated with
                                Vice Chairman of Alliance Capital      Alliance
                                Management Corporation
                                ("ACMC")*

                                Paul H. Jenkel since 1985--            Associated with
                                Senior Vice President of ACMC          Alliance

Growth Fund                     Tyler Smith since inception--          Associated with
                                Senior Vice President of ACMC          Alliance since
                                                                       July 1993; prior
                                                                       thereto,
                                                                       associated with
                                                                       Equitable Capital
                                                                       Management
                                                                       Corporation
                                                                       ("Equitable
                                                                         Capital")**

Premier Growth Fund             Alfred Harrison since inception--      (see above)
                                (see above)

Technology Fund                 Peter Anastos since 1992--             Associated with
                                Senior Vice President of ACMC          Alliance

                                Gerald T. Malone since 1992--          Associated with
                                Senior Vice President of ACMC          Alliance since
                                                                       1992; prior
                                                                       thereto
                                                                       associated with
                                                                       College
                                                                       Retirement
                                                                       Equities Fund

Quasar Fund                     Alden M. Stewart since 1994--          Associated with
                                Executive Vice President of ACMC       Alliance since
                                                                       1993; prior
                                                                       thereto,
                                                                       associated with
                                                                       Equitable Capital

                                Randall E. Haase since 1994--          Associated with
                                Senior Vice President of ACMC          Alliance since July
                                                                       1993; prior
                                                                       thereto,
                                                                       associated with
                                                                       Equitable Capital

                                Timothy Rice since 1993--              Associated with
                                Vice President of ACMC                 Alliance

International Fund              A. Rama Krishna since 1993--           Associated with
                                Senior Vice President of ACMC          Alliance since
                                and director of Asian Equity           1993, prior
                                research                               thereto,
                                                                       Chief Investment
                                                                       Strategist and
                                                                       Director--Equity
                                                                       Research for CS
                                                                       First Boston

Worldwide Privatization         Mark H. Breedon since inception---     Associated with
                                Senior Vice President of ACMC          Alliance
                                and Director and Vice President
                                of Alliance Capital Limited ***

New Europe Fund                 Nigel Hankin since 1996---             Associated with
                                Vice President of ACMC                 Alliance since
                                                                       1996; prior
                                                                       thereto portfolio
                                                                       manager at
                                                                       Draycott Partners.

                                Gregory Eckersley since 1996---        Associated with
                                Vice President of ACMC                 Alliance since
                                                                       1996; prior
                                                                       thereto portfolio
                                                                       manager at
                                                                       Draycott Partners.

All-Asia Investment             A. Rama Krishna since inception--      (see above)
Fund                            (see above)

Global Small Cap                Alden M. Stewart since 1994--          (see above)
Fund                            (see above)

                                Randall E. Haase since 1994--          (see above)
                                (see above)

                                Timothy Rice since 1993--              (see above)
                                (see above)

                                Ronald L. Simcoe since 1993--          Associated with
                                Vice President of ACMC                 Alliance since
                                                                       1993; prior
                                                                       thereto,
                                                                       associated with
                                                                       Equitable Capital



                                                                     Principal occupation
                                                                       during the past
         Fund                  Employee; year; title                      five years
------------------------------------------------------------------------------------------
Strategic Balanced              Robert G. Heisterberg                  Associated with
Fund                            since 1996--Senior Vice                Alliance
                                President of ACMC

Balanced Shares                 Kevin J. O'Brien since 1996--          Associated with
                                Senior Vice President of ACMC          Alliance

Income Builder Fund             Andrew M. Aran since 1994--            Associated with
                                Senior Vice President of ACMC          Alliance since
                                                                       March 1991; prior
                                                                       thereto, a Vice
                                                                       President of
                                                                       PaineWebber, Inc.

                                Thomas M. Perkins since 1991--         Associated with
                                Senior Vice President of ACMC          Alliance

Utility  Income Fund            Gregory Allison since 1995--           Associated with
                                Portfolio Manager of Utility           Alliance since
                                Income Fund                            1994; prior thereto
                                                                       associated with
                                                                       Gabelli & Co.

Growth & Income                 Paul Rissman since 1994--              Associated with
Fund                            Vice President of ACMC                 Alliance
----------------------------------------------------------------------------------------

  *  The sole general partner of Alliance.
 ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.
***  An indirect wholly-owned subsidiary of Alliance.


Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1996 totaling more than $168 billion (of which approximately $55 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising more than 100 separate investment portfolios currently have over two million shareholders. As of June 30, 1996, Alliance was retained as an investment manager of employee benefit plan assets for 33 of the Fortune 100 companies.


ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

ADMINISTRATOR AND CONSULTANT TO ALL-ASIA
INVESTMENT FUND
Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

In connection with its provision of advisory services to All-Asia Investment Fund, Alliance has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.


OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia-Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds. As of [September 30,] 1996, OAM had approximately [$1.5] billion in assets under management.


OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asian Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management. OCBC Bank is the third largest company listed on the Stock Exchange of Singapore with a market capitalization as of [September 30, 1996] of approximately [$11.4] billion.


DISTRIBUTION SERVICES AGREEMENTS
Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more
"Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% (.50% with respect to Growth Fund, Premier Growth Fund and Strategic Balanced Fund) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Directors of Growth Fund and Strategic Balanced Fund currently limit payments with respect to Class A shares under the Plan to .30% of each Fund's aggregate average daily net assets attributable to Class A shares. The Directors of Premier Growth Fund currently limit payments under the Plan with respect to sales of Class A shares made after November 1993 to .30% of the Fund's aggregate average daily net assets. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except Growth Fund and Strategic Balanced Fund, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for Growth Fund and Strategic Balanced Fund, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. Except as noted below for Growth Fund and Strategic Balanced Fund, AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to its expenses incurred. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect. Since AFD's compensation under the Plans of Growth Fund and Strategic Balanced Fund is not directly tied to the expenses incurred by AFD, the amount of compensation received by it under the applicable Plan during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except Growth Fund and Strategic Balanced Fund) were, as of that time, as follows:



                                      Amount of Unreimbursed Distribution Expenses
                                               (as % of Net Assets of Class)
                                    -------------------------------------------------
                                               Class B                Class C
Alliance Fund .....................   $ 1,985,734     (6.26%)  $  581,997     (5.77%)
Growth Fund .......................   $43,429,599     (2.89%)  $1,079,385     (0.48%)
Premier Growth Fund ...............   $ 5,101,361     (2.14%)  $  267,542     (1.29%)
Technology Fund ...................   $ 9,244,048     (3.34%)  $  398,864     (0.92%)
Quasar Fund .......................   $   764,753     (4.61%)  $  159,240     (9.88%)
International Fund ................   $ 2,164,342     (2.99%)  $  588,872     (2.18%)
Worldwide Privatization Fund ......   $ 4,025,624     (4.85%)  $   62,445     (2.62%)



                                       Amount of Unreimbursed Distribution Expenses
                                               (as % of Net Assets of Class)
                                  --------------------------------------------------

                                               Class B                Class C
New Europe Fund ..............    $2,109,619       (4.94%)    $  394,639       (3.89%)
All-Asia Investment Fund .....    $  552,379      (10.68%)    $   25,680       (4.30%)
Global Small Cap Fund ........    $1,345,113       (9.44%)    $  442,584      (10.74%)
Strategic Balanced Fund ......    $  957,033       (3.36%)    $  290,100       (9.19%)
Balanced Shares ..............    $1,233,618       (6.71%)    $  349,587       (5.73%)
Income Builder Fund ..........    $  526,493      (13.97%)    $1,642,685       (3.35%)
Utility Income Fund ..........    $  725,771       (6.6%)     $  293,252       (8.4%)
Growth and Income Fund .......    $3,367,375       (2.46%)    $  638,657       (1.78%)


The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           Dividends, Distributions
--------------------------------------------------------------------------------
                                  And Taxes
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the close of business on the day following the declaration date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES
Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES
Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Income Builder Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.

--------------------------------------------------------------------------------
                             General Information
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION
Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), and Alliance Growth and Income Fund, Inc. (1932). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios)
(1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal, or in the case of the Funds organized as Maryland corporations, state law. Shareholders have available certain procedures for the removal of Directors.


A shareholder in a Fund will be entitled to his or her pro rata share of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING
AGENT
AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER
AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION
From time to time, the Funds advertise their "total return," which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares.


A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION
This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.


This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.


This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

                           SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                           THE ALLIANCE STOCK FUNDS
              (see instructions at the front of the application)

--------------------------------------------------------------------------------
                  1. YOUR ACCOUNT REGISTRATION (Please Print)
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[_] INDIVIDUAL OR JOINT ACCOUNT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Owner's Name (First Name)              (MI)            (Last Name)

|_|_|_|-|_|_|-|_|_|_|_|
 Social Security Number (Required to open account)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Joint Owner's Name*  (First Name)      (MI)            (Last Name)
 *Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.

[_] GIFT/TRANSFER TO A MINOR

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Custodian-One Name Only (First Name)   (MI)            (Last Name)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Minor (First Name)                     (MI)            (Last Name)

|_|_|_|-|_|_|-|_|_|_|_|
 Minor's Social Security Number (Required to open account)    Under the State
 of _____ (Minor's Residence) Uniform Gifts/Transfer to Minor's Act

[_] TRUST ACCOUNT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Name of Trustee

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Name of Trust

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 Name of Trust (cont'd)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|
 Trust Dated                             Tax ID or Social Security Number
                                         (Required to open account)

[_] OTHER

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Name of Corporation, Partnership, Investment only retirement plan, or other Entity

|_|_|_|_|_|_|_|_|_|                     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Tax ID Number                           Trustee Name (Retirement Plans Only

--------------------------------------------------------------------------------
                                2. YOUR ADDRESS
--------------------------------------------------------------------------------

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Street

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 City                               State               Zip Code

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 If Non-U.S., Specify Country

|_|_|_|-|_|_|_|-|_|_|_|_|               |_|_|_|-|_|_|_|-|_|_|_|_|
 Daytime Phone                           Evening Phone

I am a: [ ] U.S. Citizen         [ ] Non-Resident Alien
        [ ] Resident Alien       [ ] Other

             ++                                              ++
             +                                                +


                             For Alliance Use Only


             +                                                +
             ++                                              ++

--------------------------------------------------------------------------------
                          3. YOUR INITIAL INVESTMENT
--------------------------------------------------------------------------------

The minimum investment is $250 per fund. The maximum investment in Class B is $250,000; Class C is $5,000,000.

I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.

Dividend and Capital Gain Distribution Options:

-----------------------------------
       BROKER/DEALER USE ONLY
           WIRE CONFIRM #
-----------------------------------

-----------------------------------

R  Reinvest distributions into my fund account.
   ----------------------

C  Send my distributions in cash to the address I have provided in Section 2.
   -----------------------------
   (Complete Section 4D for direct deposit to your bank account. Complete
   Section 4E for payment to a third party).

D  Direct my distributions to another Alliance fund. Complete the appropriate
   ------------------------------------------------
   portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).

----------------------------- ---------------------------------------------- -----------------------
                                               CLASS OF SHARES
 Make all checks payable to:  ----------------------------------------------  DISTRIBUTIONS OPTIONS
   Alliance Fund Services                       CONTINGENT                          "CIRCLE"
                               INITIAL SALES     DEFERRED      ASSET-BASED   -----------------------
-----------------------------     CHARGE       SALES CHARGE    SALES CHARGE                CAPITAL
     ALLIANCE FUND NAME              A               B               C         DIVIDENDS    GAINS
----------------------------- --------------- -------------- --------------- ------------ ----------

The Alliance Fund              $         (44)  $        (43)  $        (344)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Growth Fund                              (31)           (01)           (331)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Premier Growth Fund                      (78)           (79)           (378)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Technology Fund                          (82)          (282)           (382)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Quasar Fund                              (26)           (29)           (326)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
International Fund                       (40)           (41)           (340)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Worldwide Privatization Fund            (112)          (212)           (312)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
New Europe Fund                          (62)           (58)           (362)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
All-Asia Investment Fund                (118)          (218)           (318)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Global Small Cap Fund                    (45)           (48)           (345)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Strategic Balanced Fund                  (32)           (02)           (332)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Balanced Shares                          (96)           (75)           (396)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Income Builder Fund                     (111)          (211)           (311)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Utility Income Fund                      (09)          (209)           (309)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Growth & Income Fund                     (94)           (74)           (394)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
                                                                                R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
                                                                                R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT        $               $              $
----------------------------- ----------------------------------------------

MY SOCIAL SECURITY (TAX
IDENTIFICATION) NUMBER IS: ----- ----- ----- ----- ----- ----- ----- ----- -----

                           ----- ----- ----- ----- ----- ----- ----- ----- -----
--------------------------------------------------------------------------------
                          4. YOUR SHAREHOLDER OPTIONS
--------------------------------------------------------------------------------
-------------------------------------
 A. AUTOMATIC INVESTMENT PLANS (AIP)
-------------------------------------
[_] WITHDRAW FROM MY BANK ACCOUNT
I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also).

                    Monthly Dollar Amount       Day of Withdrawal
Fund Name           ($25 minimum)               (1st thru 31st)        Circle "all" or applicable months
                                                                       All        J F M A M J J A S O N D
----------------------------------------------------------------------------------------------------------
                                                                       All        J F M A M J J A S O N D
----------------------------------------------------------------------------------------------------------
                                                                       All        J F M A M J J A S O N D
----------------------------------------------------------------------------------------------------------
                                                                       All        J F M A M J J A S O N D
----------------------------------------------------------------------------------------------------------

* Your bank must be a member of the National Automated Clearing House Association (NACHA).

[_] DIRECT MY DISTRIBUTIONS
As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance fund.

"From" Fund Name        "From" Fund Account # (if existing)     "To" Fund Name          "To" Fund Account # (if existing)
                                                                                        [_] New
                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        [_] New
                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        [_] New
                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        [_] New
                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------

[_] EXCHANGE SHARES MONTHLY
I authorize Alliance to transact monthly exchanges within the same class of shares between my fund accounts as listed below.

                        "From" Fund Account #    Dollar Amount  Day of Exchange**                       "To" Fund Account #
"From" Fund Name        (if existing)            ($25 minimum)  (1st thru 31st)    "To" Fund Name       (if existing)
                                                                                                        [_] New
                                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        [_] New
                                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        [_] New
                                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        [_] New
                                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------

**Shares exchanged will be redeemed at the net asset value on the "Day of Exchange". (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

--------------------------------------
 B. SYSTEMATIC WITHDRAWAL PLANS (SWP)
--------------------------------------
In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at
least:     .$10,000 for monthly payments,     .$5,000 for bi-monthly payments,
 .$4,000 for quarterly or less frequent payments

Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.

[_] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

Fund Name and Class of Shares           Dollar Amount ($50 minimum)     Circle "all" or applicable months
                                                                        All          J F M A M J J A S O N D
-------------------------------------------------------------------------------------------------------------
                                                                        All          J F M A M J J A S O N D
-------------------------------------------------------------------------------------------------------------
                                                                        All          J F M A M J J A S O N D
-------------------------------------------------------------------------------------------------------------
                                                                        All          J F M A M J J A S O N D
-------------------------------------------------------------------------------------------------------------



PLEASE SEND MY SWP PROCEEDS TO:
   [_] MY CHECKING ACCOUNT (via EFT) -                           (1st-31st)
                                                                 ----------
       I would like to have these payments occur on or about the            of
                                                                 ----------
       the months circled above. (Complete Section 4D)
   [_] MY ADDRESS OF RECORD (via CHECK)
   [_] THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)

C. PURCHASES AND REDEMPTIONS VIA EFT

  You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
  Instructions:  . Review the information in the Prospectus about telephone transaction services.
                 . If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

  Purchases and Redemptions via EFT
  / / I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to with-draw money or credit money for such shares via EFT from the bank account I have selected.

      In the case of shares purchased by check, redemption proceeds may not be made available until the Fund is reasonably assured that the check has cleared, normally 15 calendar days after the purchase date.

D. BANK INFORMATION

  This bank account information will be used for:
  / / Distributions (Section 3)
  / / Automatic Investments (Section 4A)
  / / Systematic Withdrawals (Section 4B)
  / / Telephone Transactions (Section 4C)

  Please attach a voided check:
  ----------------------------------------------------------------------------
  |                                                                          |
  |                                                                          |
  |                                                                          |
  |                                                                          |
  |                   Tape Preprinted Voided Check Here.                     |
  |             We cannot Establish These Services Without it.               |
  |                                                                          |
  |                                                                          |
  |                                                                          |
  |                                                                          |
  ----------------------------------------------------------------------------
  Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account. For EFT transactions, the fund requires signatures of bank account owners exactly as they appear or bank records.

E. THIRD PARTY PAYMENT DETAILS

  This third party payee information will be used for:
  / / Distributions (Section 3)     / / Systematic Withdrawals (Section 4B)

     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------
     Name
     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------
     Address - Line 1
     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------
     Address - Line 2
     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------
     Address - Line 3

F. REDUCED CHARGES (CLASS A ONLY)

  If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

  A. Right of Accumulation
  / / Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

  B. Statement of Intent
  / / I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period.
  / / $100,000     / / $250,000     / / $500,000      / / $1,000,000
      If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.

  -------------------------  -------------------------  ------------------------
  Tax ID or Account #        Tax ID or Account #        Tax ID or Account #

--------------------------------------------------------------------------------
          5. SHAREHOLDER AUTHORIZATION This section MUST be completed
--------------------------------------------------------------------------------

Telephone Exchanges and Redemptions by Check
Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

/ / I do not elect the telephone exchange service.
         ---
/ / I do not elect the telephone redemption by check service.
         ---

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

---------------------------------  ---------------
Signature                          Date

---------------------------------  ---------------  ----------------------------
Signature                          Date             Acceptance Date

--------------------------------------------------------------------------------
        DEALER/AGENT AUTHORIZATION For selected Dealers or agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

---------------------------------  ---------------------------------------------
Dealer/Agent Firm                  Authorized Signature

---------------------------------  ---------------  ----------------------------
Representative First Name          MI               Last Name

--------------------------------------------------------------------------------
Representative Number

--------------------------------------------------------------------------------
Branch Office Address

--------------------------------------------------------------------------------
City                               State            Zip Code
                                   (    )
--------------------------------------------------------------------------------
Branch Number                      Branch Phone

                       ALLIANCE SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                           THE ALLIANCE STOCK FUNDS


    THE ALLIANCE FUND          INTERNATIONAL FUND       STRATEGIC BALANCED FUND

       GROWTH FUND        WORLDWIDE PRIVATIZATION FUND      BALANCED SHARES

   PREMIER GROWTH FUND           NEW EUROPE FUND          INCOME BUILDER FUND

     TECHNOLOGY FUND        ALL-ASIA INVESTMENT FUND      UTILITY INCOME FUND

       QUASAR FUND            GLOBAL SMALL CAP FUND      GROWTH & INCOME FUND

--------------------------------------------------------------------------------
                         INFORMATION AND INSTRUCTIONS
--------------------------------------------------------------------------------

To Open Your New Alliance Account...

Please complete the application         For certified or overnight deliveries,
and mail it to:                         send to:
      Alliance Fund Services, Inc.      Alliance Fund Services, Inc.
      P.O. Box 1520                     500 Plaza Drive
      Secaucus, New Jersey 07096-1520   Secaucus, New Jersey 07094

---------
Section 1  Your Account Registration (Required)
---------
 Complete one of the available choices.  To ensure proper tax reporting to the
  IRS:
    .   Individuals, Joint Tenants and Gift/Transfer to a Minor:
                . Indicate your name(s) exactly as it appears on your social security card.

    .   Trust/Other:
                . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

---------
Section 2  Your Address (Required)
---------
 Complete in full.

---------
Section 3  Your Initial Investment (Required)
---------

 For each fund in which you are investing: 1) Write the dollar amount of your initial purchase in the column corresponding to the class of shares you have chosen (If you are eligible for a reduced sales charge, you must also complete
 Section 4F) 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

---------
Section 4  Your Shareholder Options (Complete only those options you want)
---------
 A.Automatic Investment Plans (AIP)-You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.
 B.Systematic Withdrawal Plans (SWP)-Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.
 C.Telephone Transactions via EFT-Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.
 D.Bank Information-If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check to this section of the application.
 E.Third Party Payment Details-If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.
 F.Reduced Charges (Class A Only)-Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

---------
Section 5  Shareholder Authorization (Required)
---------
 All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

 If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
  (800) 221-5672.

                                 The Alliance
             ----------------------------------------------------
                                  Stock Funds
             ----------------------------------------------------

                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618



                          Prospectus and Application
                                (Advisor Class)
                                October 1, 1996

Domestic Stock Funds                              Global Stock Funds

-The Alliance Fund                                -Alliance International Fund
-Alliance Growth Fund                             -Alliance Worldwide
-Alliance Premier Growth Fund                       Privatization Fund
-Alliance Technology Fund                         -Alliance New Europe Fund
-Alliance Quasar Fund                             -Alliance All-Asia Investment
                                                    Fund
                                                  -Alliance Global Small Cap
                                                    Fund

                         Total Return Funds

                         -Alliance Strategic Balanced Fund
                         -Alliance Balanced Shares
                         -Alliance Income Builder Fund
                         -Alliance Utility Income Fund
                         -Alliance Growth and Income Fund



Table of Contents                                                           Page

The Funds at a Glance .....................................................    2
Expense Information .......................................................    4
Glossary ..................................................................    6
Description of the Funds ..................................................    7
  Investment Objectives and Policies ......................................    7
  Additional Investment Practices .........................................   15
  Certain Fundamental Investment Policies .................................   22
  Risk Considerations .....................................................   24
Purchase and Sale of Shares ...............................................   28
Management of the Funds ...................................................   30
Dividends, Distributions and Taxes ........................................   31
Conversion Feature ........................................................   33
General Information .......................................................   41

                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105



The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

This Prospectus offers the Advisor Class shares of each Fund which may be purchased at net asset value without any initial or contingent deferred sales charges and without ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., each Fund's principal underwriter, (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards and (iii) investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Funds. See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                               Alliance(R)
                                               Investing without the Mystery(SM)


(R)/(SM) These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance


The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

The Funds' Investment Adviser Is . . .
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $168 billion in assets under management as of June 30, 1996. Alliance provides investment management services to employee benefit plans for 33 of the FORTUNE 100 companies.



Domestic Stock Funds

Alliance Fund
Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund
Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund
Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund
Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.



Global Stock Funds

International Fund
Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund
Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund
Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

Total Return Funds

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.
Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.
Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.
Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.
Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.
Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus.

Getting Started . . .

Shares of the Funds are available through your financial representative. Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares may be purchased at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the broker-dealer or financial intermediary, or its affiliate or agent, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. See "Conversion Feature-- Conversion to Class A Shares." Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. In addition, persons investing in Advisor Class shares of the Fund through a fee-based program may do so only if the fee-based program has at least an aggregate of $250,000 invested in Advisor Class shares of Alliance Mutual Funds, including the Fund. Fee-based programs through which Advisor Class shares may be purchased may impose different requirements with respect to minimum initial and subsequent investment levels than described above. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares."


                                              Alliance(R)
                                              Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              Expense Information
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in the Advisor Class shares of each Fund and estimated annual expenses for Advisor Class shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in Advisor Class shares for the periods specified.

                                                           Advisor Class Shares
                                                           --------------------
        Maximum sales charge imposed on purchases........          None
        Sales charge imposed on dividend reinvestments...          None
        Deferred sales charge............................          None
        Exchange fee.....................................          None
--------------------------------------------------------------------------------

           Operating Expenses
----------------------------------------
Alliance Fund              Advisor Class
                           -------------
Management fees                 .71%
12b-1 fees                     None

Other expenses (a)              .18%
                               ----
Total fund
    operating expenses (b)      .89%
                               ====

Growth Fund                Advisor Class
                           -------------

Management fees                 .75%
12b-1 fees                     None

Other expenses (a)              .30%
                               ----
Total fund
    operating expenses (b)     1.05%
                               ====

Premier Growth Fund        Advisor Class
                           -------------

Management fees                1.00%
12b-1 fees                     None

Other expenses (a)              .38%
                               ----
Total fund
    operating expenses (b)     1.38%
                               ====

Technology Fund            Advisor Class
                           -------------
Management fees (g)            1.14%
12b-1 fees                     None

Other expenses (a)              .31%
                               ----
Total fund
    operating expenses (b)     1.45%
                               ====

Quasar Fund                Advisor Class
                           -------------

Management fees (g)            .100%
12b-1 fees                     None

Other expenses (a)              .63%
                               ----
Total fund
    operating expenses (b)     1.62%
                               ====

International Fund         Advisor Class
                           -------------
Management fees (g)             .92%
12b-1 fees                     None

Other expenses (a)              .63%
                               ----
Total fund
    operating expenses (b)     1.55%
                               ====

               Examples
---------------------------------------
                          Advisor Class
                          -------------
After 1 year                   $  9
After 3 years                  $ 28


                          Advisor Class
                          -------------
After 1 year                   $ 11
After 3 years                  $ 33


                          Advisor Class
                          -------------
After 1 year                   $ 14
After 3 years                  $ 43


                          Advisor Class
                          -------------
After 1 year                   $ 15
After 3 years                  $ 45


                          Advisor Class
                          -------------
After 1 year                   $ 16
After 3 years                  $ 50


                          Advisor Class
                          -------------
After 1 year                   $ 16
After 3 years                  $ 48


--------------------------------------------------------------------------------
Please refer to the footnotes and the discussion following these tables on page
6.

             Operating Expenses                                            Examples
  ------------------------------------------               ------------------------------------------
Worldwide Privatization Fund   Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                    1.00%                 After 1 year                      $ 16
  12b-1 fees                         None                  After 3 years                     $ 49
  Other expenses (a)                  .57%
                                     ----
  Total fund
     operating expenses (b)          1.57%
                                     ====

New Europe Fund                Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                    1.07%                 After 1 year                      $ 19
  12b-1 fees                         None                  After 3 years                     $ 57
  Other expenses (a)                  .77%
                                     ----
  Total fund
     operating expenses (b)          1.84%
                                     ====

All-Asia Investment Fund       Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                                          After 1 year                      $ 41
    (after waiver) (c)               0.00%                 After 3 years                     $122
  12b-1 fees                         None
  Other expenses
    Administration fees
      (after waiver) (d)             0.00%
    Other operation expenses (a)
      (after reimbursement) (e)      4.12%
                                     ----
  Total other expenses               4.12%
                                     ----
  Total fund
     operating expenses (b) (e)      4.12%
                                     ====

Global Small Cap Fund          Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                    1.00%                 After 1 year                      $ 22
  12b-1 fees                         None                  After 3 years                     $ 68
  Other expenses (a)                 1.21%
                                     ----
  Total fund
     operating expenses (b) (f)      2.21%
                                     ====

Strategic Balanced Fund        Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                                          After 1 year                      $ 11
    (after waiver) (c)                .38%                 After 3 years                     $ 34
  12b-1 fees                         None
  Other expenses (a)
    (after reimbursement) (e)         .72%
                                     ----
  Total fund
     operating expenses (b) (e)      1.10%
                                     ====

Balanced Fund                  Advisor Class                                           Advisor Class
                               -------------                                           -------------
  Management fees                     .63%                 After 1 year                      $ 12
  12b-1 fees                         None                  After 3 years                     $ 36
  Other expenses (a)                  .51%
                                     ----
  Total fund
     operating expenses (b)          1.14%
                                     ====

Income Builder Fund            Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                     .75%                 After 1 year                      $ 21
  12b-1 fees                         None                  After 3 years                     $ 65
  Other expenses (a)                 1.33%
                                     ----
  Total fund
     operating expenses (b)          2.08%
                                     ====

Utility Income Fund            Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                    0.00%                 After 1 year                      $ 12
  12b-1 fees                         None                  After 3 years                     $ 38
  Other expenses (a)                 1.20%
                                     ----
  Total fund
     operating expenses (f)          1.20%
                                     ====

           Operating Expenses                                           Examples
  -------------------------------------                    -------------------------------------
Growth and Income Fund    Advisor Class                                            Advisor Class
                          -------------                                            -------------
  Management fees               .53%                       After 1 year                $  9
  12b-1 fees                   None                        After 3 years               $ 27
  Other expenses (a)            .32%
                               ----
  Total fund
     operating expenses (b)     .85%
                               ====

--------------------------------------------------------------------------------

(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) The expense information does not reflect any charges or expenses imposed by your financial representative or your employee benefit plan.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be 1.00% for All-Asia Investment Fund and .75% for Strategic Balanced Fund and Utility Income Fund.
(d) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administion agreement net of voluntary fee waiver. In the absence of such fee waiver, the administration fee would be .15%.
(e) Net of voluntary fee waiver and expense reimbursement. In the absence of such waiver and reimbursement, other expenses for Strategic Balanced Fund would have been .71%, and total fund operating expenses for Strategic Balanced Fund would have been 1.76%. In the absence of such waiver and reimbursements, other expenses for All-Asia Investment Fund would have been 9.27%, and total fund operating expenses for All-Asia Investment Fund would have been 10.57%.
(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 4.86%.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. "Other Expenses" are based on estimated amounts for each Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of future expenses; actual expenses may be greater or less than those shown.
--------------------------------------------------------------------------------
                                   Glossary
--------------------------------------------------------------------------------
The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                           Description Of The Funds
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. For the period ended August 31, 1996, the Fund invested less than 5% of its total assets in lower-rated securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. At August 31, 1996, approximately [36]% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "-- Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also invest in larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services.

The Fund will emphasize investment in companies believed to be the likely beneficiaries of a program, originally known as the "1992 Program," to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. Alliance believes that the beneficial effects of this program upon economies, sectors and companies may be most pronounced in the decade following 1992. The European Community is a Western European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. At August 31, 1996, approximately [40%] of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings," "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments;
(vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government;
(iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts;
(vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes; (vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. See "Additional Investment Practices-- Options." The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. See "Risk Considerations--Foreign Investment."

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, the investments of Growth Fund, Strategic Balanced Fund and Income Builder Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities while the investments of All-Asia Investment Fund in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in pre-payments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates for the existing classes of shares of the Fund are set forth in the tables that begin on page 36. These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES
Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof;
(iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or
(iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, Global Small Cap Fund and Worldwide Privatization Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers by New Europe Fund. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Since 1972, when the pound sterling was allowed to float against other currencies, it has generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. From 1994 through 1995, the pound sterling increased at an average annual rate of 3.8% against the U.S. dollar. On September 13, 1996, the pound sterling-dollar exchange rate was virtually unchanged from that at the end of 1995.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 3967.9 on September 13, 1996, up 7% from the end of 1995.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, is in excess of the government's original budget estimate for the 1995-96 fiscal year, as a result of lower economic growth and decreased tax revenue. The PSBR estimate for the 1996-97 fiscal year has also been raised, and is expected to be above the European Union limit. As a result, the general government budget deficit for the 1996-97 fiscal year is expected to be in excess of the level permitted of countries scheduled to participate in the economic and monetary union beginning in January 1999. In July 1996, the European Union stated that public borrowing would have to be reduced by July 1998 if the pound sterling is to be eligible for membership.

Since 1979, the Conservative Party has controlled Parliament. However, in recent years, this dominance has been called into question. In 1990, due to an internal challenge for leadership the Conservative Party chose John Major to replace Margaret Thatcher as Prime Minister. Mr. Major's position has been strengthened by his reelection as leader of the Conservative Party and is expected to retain that position until the next general election. Unless the Conservative Party calls for an earlier election, the next general election will take place in May 1997. Opinion polls currently indicate a lead for the Labour Party, and it is not clear that the Conservative Party will retain control of Parliament. For further information regarding the United Kingdom, see the Fund's Statement of Additional Information.

Investment in Japanese Issuers by All-Asia Investment Fund and International Fund. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX increased by approximately 8% from the end of 1993, and by the end of 1995 increased by approximately 1% from the end of 1994. As of September 13, 1996, the TOPIX closed at an almost identifical level to that of the end of 1995. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers also will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. In August 1993, following a split in that party, a coalition government was formed. That coalition government collapsed in April 1994, and was replaced by a minority coalition that, in turn, collapsed in June 1994. The stability of the current ruling coalition, the fourth since 1993 is not assured. Unless Ryutaro Hashimoto, the current prime minister, calls for an earlier election, the next general election will take place in July 1997. For further information regarding Japan, see each Fund's Statement of Additional Information.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

U.S. and Foreign Taxes. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practice--Mortgage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is each a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

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                               Purchase And Sale
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                                   Of Shares
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HOW TO BUY SHARES

Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares of each Fund may be purchased through your financial representative at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account to the broker-dealer or financial intermediary, or its affiliate or agent, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. For a more detailed description of the conversion feature and Class A shares, see "Conversion Feature." The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. In addition, persons investing in Advisor Class shares of the Fund through a fee-based program may do so only if the fee-based program has at least an aggregate of $250,000 invested in Advisor Class shares of Alliance Mutual Funds, including the Fund. Investments of $25 or more are allowed under the automatic investment program of each Fund and under a 403(b)(7) retirement plan. Share certificates are issued only upon request. See the Subscription Application and the Statement of Additional Information for more information.


The Funds may refuse any order to purchase Advisor Class shares. In this regard, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

How the Funds Value Their Shares

The net asset value of Advisor Class shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to the Advisor Class by the outstanding shares of the Advisor Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

HOW TO SELL SHARES

You may "redeem," i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial representative. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what documents are required by your fee-based program or employee benefit plan, you should contact your financial representative.

Selling Shares Through Your Financial Representative

Your financial representative must receive your request before 4:00 p.m. Eastern time, and your financial representative must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value. Your financial representative is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial representative, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of their redemption sent to their bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Except for certain omnibus accounts, redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares of any Fund for Advisor Class shares of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

GENERAL

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Fund that are different from those described in this Prospectus. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Each Fund offers three classes of shares other than the Advisor Class, which are Class A, Class B and Class C. All classes of shares of a Fund have a common investment objective and investment portfolio. Class A shares are offered with an initial sales charge and pay a distribution services fee. Class B shares have a contingent deferred sales charge (a "CDSC") and also pay a distribution services fee. Class C shares have no initial sales charge or CDSC as long as they are not redeemed within one year of purchase, but pay a distribution services fee. Because Advisor Class shares have no initial sales charge or CDSC and pay no distribution services fee, Advisor Class shares are expected to have different performance from Class A, Class B or Class C shares. You may obtain more information about Class A, Class B and Class C shares, which are not offered by this Prospectus, by contacting AFS by telephone at 1-800-221-5672 or by contacting your financial representative.

-------------------------------------------------------------------------------
Management Of The Funds
-------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                         Principal occupation
                                                            during the past
      Fund              Employee; year; title                  five years
-------------------------------------------------------------------------------
The Alliance Fund       Alfred Harrison since 1989--         Associated with
                        Vice Chairman of Alliance            Alliance
                        Capital Management Corporation
                        ("ACMC")*

                        Paul H. Jenkel since 1985--          Associated with
                        Senior Vice President of ACMC        Alliance

Growth Fund             Tyler Smith since inception--        Associated with
                        Senior Vice President of ACMC        Alliance since
                                                             July 1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital
                                                             Management
                                                             Corporation
                                                             ("Equitable
                                                             Capital")**

Premier Growth Fund     Alfred Harrison since inception--    (see above)
                        (see above)

Technology Fund         Peter Anastos since 1992--           Associated with
                        Senior Vice President of ACMC        Alliance

                        Gerald T. Malone since 1992--        Associated with
                        Senior Vice President of ACMC        Alliance since
                                                             1992; prior
                                                             thereto
                                                             associated with
                                                             College
                                                             Retirement
                                                             Equities Fund

Quasar Fund             Alden M. Stewart since 1994--        Associated with
                        Executive Vice President of ACMC     Alliance since
                                                             1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital

                        Randall E. Haase since 1994--        Associated with
                        Senior Vice President of ACMC        Alliance since July
                                                             1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital

                        Timothy Rice since 1993--            Associated with
                        Vice President of ACMC               Alliance

International Fund      A. Rama Krishna since 1993--         Associated with
                        Senior Vice President of ACMC        Alliance since
                        and director of Asian Equity         1993, prior
                        research                             thereto,
                                                             Chief Investment
                                                             Strategist and
                                                             Director--Equity
                                                             Research for CS
                                                             First Boston

Worldwide Privatization Mark H. Breedon since inception---   Associated with
                        Senior Vice President of ACMC        Alliance
                        and Director and Vice President
                        of Alliance Capital Limited ***

New Europe Fund         Nigel Hankin since 1996--            Associated with
                        Vice President of ACMC               Alliance since
                                                             1996; prior
                                                             thereto portfolio
                                                             manager of
                                                             Draycott Partners

                        Gregory Eckersley since 1996--       Associated with
                        Vice President of ACMC               Alliance since
                                                             1996; prior
                                                             thereto portfolio
                                                             manager of
                                                             Draycott Partners

All-Asia Investment     A. Rama Krishna since inception--    (see above)
Fund                    (see above)

Global Small Cap        Alden M. Stewart since 1994--        (see above)
Fund                    (see above)

                        Randall E. Haase since 1994--        (see above)
                        (see above)

                        Timothy Rice since 1993--            (see above)
                        (see above)

                        Ronald L. Simcoe since 1993--        Associated with
                        Vice President of ACMC               Alliance since
                                                             1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital

Strategic Balanced      Robert G. Heisterberg since 1996--   Associated with
Fund                    Senior Vice President of ACMC        Alliance

Balanced Shares         Kevin J. O'Brien since 1996--        Associated with
                        Senior Vice President of ACMC        Alliance

Income Builder Fund     Andrew M. Aran since 1994--          Associated with
                        Senior Vice President of ACMC        Alliance since
                                                             March 1991; prior
                                                             thereto, a Vice
                                                             President of
                                                             PaineWebber, Inc.

                        Thomas M. Perkins since 1991--       Associated with
                        Senior Vice President of ACMC        Alliance

Utility Income Fund     Paul Rissman since 1996--            Associated with
                        Vice President of ACMC               Alliance since
                                                             1994; prior
                                                             thereto
                                                             associated with
                                                             Gabelli & Co.

Growth & Income         Paul Rissman since 1994--            Associated with
Fund                    (see above)                          Alliance
--------------------------------------------------------------------------------

  * The sole general partner of Alliance.

 ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.

*** An indirect wholly-owned subsidiary of Alliance.

Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1996 totaling more than $168 billion (of which approximately $55 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising more than 100 separate investment portfolios currently have over two million shareholders. As of June 30, 1996, Alliance was retained as an investment manager of employee benefit plan assets for 33 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

ADMINISTRATOR AND CONSULTANT TO ALL-ASIA
INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

In connection with its provision of advisory services to All-Asia
Investment Fund, Alliance has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia-Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds. As of [September 30], 1996, OAM had approximately $[1.5] billion in assets under management.

OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asian Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management. OCBC Bank is the third largest company listed on the Stock Exchange of Singapore with a market capitalization as of [September 30], 1996 of approximately $[11.4] billion.

EXPENSES OF THE FUNDS

In addition to the payments to Alliance under the Advisory Agreements described above, each Fund pays certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the directors or trustees who are not affiliated with Alliance, (iii) legal and auditing expenses, (iv) clerical, accounting and other office costs, (v) costs of printing the Fund's prospectuses and shareholder reports, (vi) costs of maintaining the Fund's existence, (vii) interest charges, taxes, brokerage fees and commissions, (viii) costs of stationery and supplies, (ix) expenses and fees related to registration and filing with the Commission and with state regulatory authorities and (x) upon the approval of a Fund's Board of Directors or Trustees, costs of personnel of Alliance or its affiliate rendering clerical, accounting and other office services.

DISTRIBUTION SERVICES AGREEMENTS

Each Fund has entered into a Distribution Services Agreement with AFD with respect to the Advisor Class shares. The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           Dividends, Distributions
--------------------------------------------------------------------------------
                                   And Taxes
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES EACH

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax, law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Income Builder Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital.
See "Dividends, Distributions and Taxes" in the Statement of Additonal Information. Shareholders will be advised annually as to the tax status of dividends and capital gains distributions. Shareholders are urged to consult their tax advisers regarding their own tax situation.

--------------------------------------------------------------------------------
                              Conversion Feature
--------------------------------------------------------------------------------

CONVERSION TO CLASS A SHARES

Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans described above under "--How to Buy Shares," and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or the plan through which the shareholder acquired the shares, (ii) the fee-based program or plan no longer satisfies the requirements to purchase shares set forth under "--How to Buy Shares" or (iii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in this Prospectus (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in this Prospectus, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge.

DESCRIPTION OF CLASS A SHARES

The following sets forth maximum transaction costs, annual expenses, per share income and capital charges for Class A shares of each of the Funds. Class A shares are subject to a distribution fee that may not exceed an annual rate of
 .30%. The higher fees mean a higher expense ratio, so Class A shares pay correspondingly lower dividends and may have a lower net asset value than Advisor Class shares.

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in Class A shares of a Fund and annual expenses for Class A shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment for the periods specified.

                                                               Class A Shares
                                                               --------------
Maximum sales charge imposed on purchases
(as a percentage of offering price) (a)..............           None (sales
                                                               charge waived)

Sales charge imposed on dividend reinvestments.......               None

Deferred sales charge (as a percentage of original
purchase price or redemption proceeds, whichever
is lower)............................................               None

Exchange fee.........................................               None

--------------------------------------------------------------------------------

        Operating Expenses                               Examples(a)
----------------------------------             ------------------------------
Alliance Fund              Class A                                    Class A
                           -------                                    -------
Management fees              .71%              After 1 year             $ 11
12b-1 fees                   .19%              After 3 years            $ 34
Other expenses (b)           .18%              After 5 years            $ 60
                            ----               After 10 years           $132
Total fund
   operating expenses       1.08%
                            ====

Growth Fund                Class A                                    Class A
                           -------                                    -------
Management fees              .75%              After 1 year             $ 14
12b-1 fees                   .30%              After 3 years            $ 43
Other expenses (b)           .30%              After 5 years            $ 74
                            ----               After 10 years           $162
Total fund
   operating expenses       1.35%
                            ====

Premier Growth Fund        Class A                                    Class A
                           -------                                    -------
Management fees             1.00%              After 1 year             $ 18
12b-1 fees                   .37%              After 3 years            $ 55
Other expenses (b)           .38%              After 5 years            $ 95
                            ----               After 10 years           $206
Total fund
   operating expenses       1.75%
                            ====

Technology Fund            Class A                                    Class A
                           -------                                    -------
Management fees (g)         1.14%              After 1 year             $ 18
12b-1 fees                   .30%              After 3 years            $ 55
Other expenses (b)           .31%              After 5 years            $ 95
                            ----               After 10 years           $206
Total fund
   operating expenses       1.75%
                            ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 35.

        Operating Expenses                               Examples(a)
----------------------------------             ------------------------------
Quasar Fund                Class A                                    Class A
                           -------                                    -------
Management fees (g)          .99%              After 1 year             $ 19
12b-1 fees                   .21%              After 3 years            $ 58
Other expenses (b)           .63%              After 5 years            $ 99
                            ----               After 10 years           $215
Total fund
   operating expenses       1.83%
                            ====

International Fund         Class A                                    Class A
                           -------                                    -------
Management fees (g)          .92%              After 1 year             $ 17
12b-1 fees                   .17%              After 3 years            $ 54
Other expenses (b)           .63%              After 5 years            $ 93
                            ----               After 10 years           $203
Total fund
   operating expenses       1.72%
                            ====

Worldwide Privatization
  Fund                     Class A                                    Class A
                           -------                                    -------
Management fees             1.00%              After 1 year             $ 19
12b-1 fees                   .30%              After 3 years            $ 59
Other expenses (b)           .57%              After 5 years            $101
                            ----               After 10 years           $219
Total fund
   operating expenses       1.87%
                            ====

New Europe Fund            Class A                                    Class A
                           -------                                    -------
Management fees             1.07%              After 1 year             $ 22
12b-1 fees                   .30%              After 3 years            $ 67
Other expenses (b)           .77%              After 5 years            $115
                            ----               After 10 years           $247
Total fund
   operating expenses       2.14%
                            ====

All-Asia Investment Fund   Class A                                    Class A
                           -------                                    -------
Management fees                                After 1 year             $ 44
(after waiver) (c)          0.00%              After 3 years            $134
12b-1 fees                   .30%              After 5 years            $224
Other expenses                                 After 10 years           $455
   Administration fees
     (after waiver) (f)     0.00%
   Other operating
     expenses (b) (after
     reimbursement) (d)     4.12%
                            ----
   Total other expenses     4.12%
   Total fund               ----
     operating expenses (d) 4.42%
                            ====

Global Small Cap Fund      Class A                                    Class A
                           -------                                    -------
Management fees             1.00%              After 1 year             $ 25
12b-1 fees                   .30%              After 3 years            $ 78
Other expenses (b)          1.21%              After 5 years            $134
                            ----               After 10 years           $285
Total fund
   operating expenses (g)   2.51%
                            ====

Strategic Balanced Fund    Class A                                    Class A
                           -------                                    -------
Management fees
  (after waiver) (c)         .38%              After 1 year             $ 14
12b-1 fees                   .30%              After 3 years            $ 44
Other expenses (b)
  (after reimbursement) (d)  .72%              After 5 years            $ 77
                            ----               After 10 years           $168
Total fund
  operating expenses (d)    1.40%
                            ====

Balanced Shares            Class A                                    Class A
                           -------                                    -------
Management fees              .63%              After 1 year             $ 14
12b-1 fees                   .24%              After 3 years            $ 44
Other expenses (b)           .51%              After 5 years            $ 76
                            ----               After 10 years           $166
Total fund
  operating expenses        1.38%
                            ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 35.

        Operating Expenses                               Examples(a)
----------------------------------             ------------------------------
Income Builder Fund        Class A                                    Class A
                           -------                                    -------
Management fees              .75%              After 1 year             $ 24
12b-1 fees                   .30%              After 3 years            $ 74
Other expenses (b)          1.33%              After 5 years            $127
                            ----               After 10 years           $272
Total fund
  operating expenses        2.38%
                            ====

Utility Income Fund        Class A                                    Class A
                           -------                                    -------
Management fees
  (after waiver) (c)        0.00%              After 1 year             $ 15
12b-1 fees                   .30%              After 3 years            $ 47
Other expenses (b)          1.20%              After 5 years            $ 82
                            ----               After 10 years           $179
Total fund
  operating expenses (e)    1.50%
                            ====

Growth and Income Fund     Class A                                    Class A
                           -------                                    -------
Management fees              .53%              After 1 year             $ 11
12b-1 fees                   .20%              After 3 years            $ 33
Other expenses (b)           .32%              After 5 years            $ 58
                            ----               After 10 years           $128
Total fund
  operating expenses        1.05%
                            ====

--------------------------------------------------------------------------------

(a) Advisor Class shares convert to Class A shares at net asset value and without the imposition of any sales charge and accordingly the maximum sales charge of 4.25% on most purchases of Class A shares for cash has not been taken into account.
(b) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and Utility Income Fund and 1.00% for All-Asia Investment Fund.
(d) Net of voluntary fee waiver and expense reimbursement. In the absence of such waiver and reimbursement, other expenses for Strategic Balanced Fund would have been .71% for Class A shares and total fund operating expenses for Strategic Balanced Fund would have been 1.76% for Class A shares. In the absence of such waiver and reimbursements, other expenses for All-Asia Investment Fund would have been 9.27% for Class A shares and total fund operating expenses for All-Asia Investment Fund would have been 10.57% for Class A shares annualized.
(e) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 4.86% of Class A shares.
(f) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement net of voluntary fee waiver. In the absence of such fee waiver, the administration fee would be .15%.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.


The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of Class A shares of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. The Rule 12b-1 fee for Class A comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to Class A and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The information shown in the table for Alliance Fund, Growth Fund and Technology Fund reflects annualized expenses based on the Fund's most recent fiscal periods. The information shown in the table for Premier Growth Fund reflects estimated annualized expenses for that Fund's current fiscal period. "Total Fund Operating Expenses" for Utility Income Fund are based on estimated amounts for the Fund's current fiscal year. See "Management of the Funds." "Other Expenses" for Class A shares of All-Asia Investment Fund are based on estimated amounts for each Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class A shares of Global Small Cap Fund and Worldwide Privatization Fund are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

Financial Highlights. The tables on the following pages present, for each Fund, per share income and capital changes for a Class A share outstanding throughout each period indicated. The information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting AFS at the address or the "Literature" telephone number shown on the cover of this Prospectus.

                                        Net                              Net              Net
                                       Asset                         Realized and       Increase
                                       Value                          Unrealized     (Decrease) in    Dividends From  Distributions
                                    Beginning Of   Net Investment   Gain (Loss) On   Net Asset Value  Net Investment     From Net
   Fiscal Year or Period               Period      Income (Loss)      Investments    From Operations      Income      Realized Gains
   ---------------------            ------------   --------------   --------------   ---------------  --------------  --------------

Alliance Fund

  Class A
  12/1/95 to 5/31/96+++.........       $ 7.72          $ .01            $  .47           $  .48          $ (.02)        $ (1.07)
  Year ended 11/30/95 ..........         6.63            .02              2.08             2.10            (.01)          (1.00)
  1/1/94 to 11/30/94**..........         6.85            .01              (.23)            (.22)           0.00            0.00
  Year ended 12/31/93 ..........         6.68            .02               .93              .95            (.02)           (.76)
  Year ended 12/31/92 ..........         6.29            .05               .87              .92            (.05)           (.48)
  Year ended 12/31/91 ..........         5.22            .07              1.70             1.77            (.07)           (.63)
  Year ended 12/31/90 ..........         6.87            .09              (.32)            (.23)           (.18)          (1.24)
  Year ended 12/31/89 ..........         5.60            .12              1.19             1.31            (.04)           0.00
  Year ended 12/31/88 ..........         5.15            .08               .80              .88            (.08)           (.35)
  Year ended 12/31/87 ..........         6.87            .08               .27              .35            (.13)          (1.94)
  Year ended 12/31/86 ..........        11.15            .11               .87              .98            (.10)          (5.16)
  Year ended 12/31/85 ..........         9.18            .20              2.51             2.71            (.23)           (.51)

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++.........       $29.48          $ .04            $ 3.56           $ 3.60          $ (.19)        $  (.63)
  Year ended 10/31/95 ..........        25.08            .12              4.80             4.92            (.11)           (.41)
  5/1/94 to 10/31/94**..........        23.89            .09              1.10             1.19            0.00            0.00
  Year ended 4/30/94 ...........        22.67           (.01)(c)          3.55             3.54            0.00           (2.32)
  Year ended 4/30/93 ...........        20.31            .05 (c)          3.68             3.73            (.14)          (1.23)
  Year ended 4/30/92 ...........        17.94            .29 (c)          3.95             4.24            (.26)          (1.61)
  9/4/90++ to 4/30/91 ..........        13.61            .17 (c)          4.22             4.39            (.06)           0.00

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++.........       $16.09          $(.03)           $ 1.26           $ 1.23          $ 0.00         $ (1.27)
  Year ended 11/30/95 ..........        11.41           (.03)             5.38             5.35            0.00            (.67)
  Year ended 11/30/94 ..........        11.78           (.09)             (.28)            (.37)           0.00            0.00
  Year ended 11/30/93 ..........        10.79           (.05)             1.05             1.00            (.01)           0.00
  9/28/92+ to 11/30/92..........        10.00            .01               .78              .79            0.00            0.00

Technology Fund

  Class A
  12/1/95 to 5/31/96+++.........       $46.64          $(.14)           $ 2.93           $ 2.79          $ 0.00         $ (2.38)
  Year ended 11/30/95 ..........        31.98           (.30)            18.13            17.83            0.00           (3.17)
  1/1/94 to 11/30/94**..........        26.12           (.32)             6.18             5.86            0.00            0.00
  Year ended 12/31/93 ..........        28.20           (.29)             6.39             6.10            0.00           (8.18)
  Year ended 12/31/92 ..........        26.38           (.22)(b)          4.31             4.09            0.00           (2.27)
  Year ended 12/31/91 ..........        19.44           (.02)            10.57            10.55            0.00           (3.61)
  Year ended 12/31/90 ..........        21.57           (.03)             (.56)            (.59)           0.00           (1.54)
  Year ended 12/31/89 ..........        20.35           0.00              1.22             1.22            0.00            0.00
  Year ended 12/31/88 ..........        20.22           (.03)              .16              .13            0.00            0.00
  Year ended 12/31/87 ..........        23.11           (.10)             4.54             4.44            0.00           (7.33)
  Year ended 12/31/86 ..........        20.64           (.14)             2.62             2.48            (.01)           0.00
  Year ended 12/31/85 ..........        16.52            .02              4.30             4.32            (.20)           0.00

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++.........       $24.16          $(.12)(b)        $ 6.42           $ 6.30          $ 0.00         $  4.81
  Year ended 9/30/95 ...........        22.65           (.22)(b)          5.59             5.37            0.00           (3.86)
  Year ended 9/30/94 ...........        24.43           (.60)             (.36)            (.96)           0.00            (.82)
  Year ended 9/30/93 ...........        19.34           (.41)             6.38             5.97            0.00            (.88)
  Year ended 9/30/92 ...........        21.27           (.24)            (1.53)           (1.77)           0.00            (.16)
  Year ended 9/30/91 ...........        15.67           (.05)             5.71             5.66            (.06)           0.00
  Year ended 9/30/90 ...........        24.84            .03 (b)         (7.18)           (7.15)           0.00           (2.02)
  Year ended 9/30/89 ...........        17.60            .02 (b)          7.40             7.42            0.00            (.18)
  Year ended 9/30/88 ...........        24.47           (.08)            (2.08)           (2.16)           0.00           (4.71)
  Year ended 9/30/87(d).........        21.80           (.14)             5.88             5.74            0.00           (3.07)
  Year ended 9/30/86(d).........        17.25           0.00              5.54             5.54            (.03)           (.96)
  Year ended 9/30/85(d).........        14.67            .04              2.87             2.91            (.11)           (.22)

International Fund

  Class A
  Year ended 6/30/96 ...........       $16.81          $ .05            $ 2.51           $ 2.56          $ 0.00         $ (1.05)
  Year ended 6/30/95 ...........        18.38            .04               .01              .05            0.00           (1.62)
  Year ended 6/30/94 ...........        16.01           (.09)             3.02             2.93            0.00            (.56)
  Year ended 6/30/93 ...........        14.98           (.01)             1.17             1.16            (.04)           (.09)
  Year ended 6/30/92 ...........        14.00            .01(b)           1.04             1.05            (.07)           0.00
  Year ended 6/30/91 ...........        17.99            .05             (3.54)           (3.49)           (.03)           (.47)
  Year ended 6/30/90 ...........        17.24            .03              2.87             2.90            (.04)          (2.11)
  Year ended 6/30/89 ...........        16.09            .05              3.73             3.78            (.13)          (2.50)
  Year ended 6/30/88 ...........        23.70            .17             (1.22)           (1.05)           (.21)          (6.35)
  Year ended 6/30/87 ...........        22.02            .15              4.31             4.46            (.03)          (2.75)
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 40.

                                                                        Total         Net Assets                       Ratio Of Net
                                       Total         Net Asset        Investment       At End Of         Ratio Of       Investment
                                     Dividends         Value         Return Based       Period           Expenses      Income (Loss)
                                        And            End Of        on Net Asset       (000's          To Average       To Average
   Fiscal Year or Period            Distributions      Period          Value (a)        omitted)        Net Assets       Net Assets
   ---------------------            -------------  --------------   --------------   ---------------  --------------  --------------
Alliance Fund

  Class A
  12s/1/95 to 5/31/96+++..........     $  (1.09)      $   7.11           7.42%         $952,789           1.04%            .23%
  Year ended 11/30/95 ............        (1.01)          7.72          37.87           945,309           1.08             .31
  1/1/94 to 11/30/94**............         0.00           6.63          (3.21)          760,679           1.05*            .21*
  Year ended 12/31/93 ............         (.78)          6.85          14.26           831,814           1.01             .27
  Year ended 12/31/92 ............         (.53)          6.68          14.70           794,733            .81             .79
  Year ended 12/31/91 ............         (.70)          6.29          33.91           748,226            .83            1.03
  Year ended 12/31/90 ............        (1.42)          5.22          (4.36)          620,374            .81            1.56
  Year ended 12/31/89 ............         (.04)          6.87          23.42           837,429            .75            1.79
  Year ended 12/31/88 ............         (.43)          5.60          17.10           760,619            .82            1.38
  Year ended 12/31/87 ............        (2.07)          5.15           4.90           695,812            .76            1.03
  Year ended 12/31/86 ............        (5.26)          6.87          12.60           652,009            .61            1.39
  Year ended 12/31/85 ............         (.74)         11.15          31.52           710,851            .59            1.96

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++...........     $   (.82)      $  32.26          12.42%         $395,674           1.28%            .23%
  Year ended 10/31/95 ............         (.52)         29.48          20.18           285,161           1.35             .56
  5/1/94 to 10/31/94**............         0.00          25.08           4.98           167,800           1.35*            .86*
  Year ended 4/30/94 .............        (2.32)         23.89          15.66           102,406           1.40(f)          .32
  Year ended 4/30/93 .............        (1.37)         22.67          18.89            13,889           1.40(f)          .20
  Year ended 4/30/92 .............        (1.87)         20.31          23.61             8,228           1.40(f)         1.44
  9/4/90++ to 4/30/91 ............         (.06)         17.94          32.40               713           1.40*(f)        1.99*

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++...........     $  (1.27)      $  16.05           8.48%         $141,181           1.63%           (.42)%
  Year ended 11/30/95 ............         (.67)         16.09          49.95            72,366           1.75            (.28)
  Year ended 11/30/94 ............         0.00          11.41          (3.14)           35,146           1.96            (.67)
  Year ended 11/30/93 ............         (.01)         11.78           9.26            40,415           2.18            (.61)
  9/28/92+ to 11/30/92............         0.00          10.79           7.90             4,893           2.17*(f)         .91*(f)

Technology Fund

  Class A
  12/1/95 to 5/31/96+++...........     $  (2.38)      $  47.05           6.75%         $507,135           1.74%           (.65)%
  Year ended 11/30/95 ............        (3.17)         46.64          61.93           398,262           1.75            (.77)
  1/1/94 to 11/30/94**............         0.00          31.98          22.43           202,929           1.66*          (1.22)*
  Year ended 12/31/93 ............        (8.18)         26.12          21.63           173,732           1.73           (1.32)
  Year ended 12/31/92 ............        (2.27)         28.20          15.50           173,566           1.61            (.90)
  Year ended 12/31/91 ............        (3.61)         26.38          54.24           191,693           1.71            (.20)
  Year ended 12/31/90 ............        (1.54)         19.44          (3.08)          131,843           1.77            (.18)
  Year ended 12/31/89 ............         0.00          21.57           6.00           141,730           1.66             .02
  Year ended 12/31/88 ............         0.00          20.35           0.64           169,856           1.42(f)         (.16)(f)
  Year ended 12/31/87 ............        (7.33)         20.22          19.16           167,608           1.31(f)         (.56)(f)
  Year ended 12/31/86 ............         (.01)         23.11          12.03           147,733           1.13(f)         (.57)(f)
  Year ended 12/31/85 ............         (.20)         20.64          26.24           147,114           1.14(f)          .07(f)

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++...........     $  (4.81)      $  25.65          30.84%         $203,483           1.83%          (1.14)%
  Year ended 9/30/95 .............        (3.86)         24.16          30.73           146,663           1.83           (1.06)
  Year ended 9/30/94 .............         (.82)         22.65          (4.05)          155,470           1.67           (1.15)
  Year ended 9/30/93 .............         (.88)         24.43          31.58           228,874           1.65           (1.00)
  Year ended 9/30/92 .............         (.16)         19.34          (8.34)          252,140           1.62            (.89)
  Year ended 9/30/91 .............         (.06)         21.27          36.28           333,806           1.64            (.22)
  Year ended 9/30/90 .............        (2.02)         15.67         (30.81)          251,102           1.66             .16
  Year ended 9/30/89 .............         (.18)         24.84          42.68           263,099           1.73             .10
  Year ended 9/30/88 .............        (4.71)         17.60          (8.61)           90,713           1.28(f)         (.40)(f)
  Year ended 9/30/87(d)...........        (3.07)         24.47          29.61           134,676           1.18(f)         (.56)(f)
  Year ended 9/30/86(d)...........         (.99)         21.80          33.79           144,959           1.18             .02
  Year ended 9/30/85(d)...........         (.33)         17.25          20.29            77,067           1.18             .22


International Fund

  Class A
  Year ended 6/30/96 .............     $  (1.05)      $  18.32          15.83%         $196,261           1.72%            .31%
  Year ended 6/30/95 .............        (1.62)         16.81            .59           165,584           1.73             .26
  Year ended 6/30/94 .............         (.56)         18.38          18.68           201,916           1.90            (.50)
  Year ended 6/30/93 .............         (.13)         16.01           7.86           161,048           1.88            (.14)
  Year ended 6/30/92 .............         (.07)         14.98           7.52           179,807           1.82             .07
  Year ended 6/30/91 .............         (.50)         14.00         (19.34)          214,442           1.73             .37
  Year ended 6/30/90 .............        (2.15)         17.99          16.98           265,999           1.45             .33
  Year ended 6/30/89 .............        (2.63)         17.24          27.65           166,003           1.41             .39
  Year ended 6/30/88 .............        (6.56)         16.09          (4.20)          132,319           1.41             .84
  Year ended 6/30/87 .............        (2.78)         23.70          23.05           194,716           1.30             .77
------------------------------------------------------------------------------------------------------------------------------------


                                            Portfolio
 Fiscal Year or Period                    Turnover Rate
 ---------------------                    -------------
Alliance Fund

  Class A
  12s/1/95 to 5/31/96+++...............         43%
  Year ended 11/30/95 .................         81
  1/1/94 to 11/30/94**.................         63
  Year ended 12/31/93 .................         66
  Year ended 12/31/92 .................         58
  Year ended 12/31/91 .................         74
  Year ended 12/31/90 .................         71
  Year ended 12/31/89 .................         81
  Year ended 12/31/88 .................         65
  Year ended 12/31/87 .................        100
  Year ended 12/31/86 .................         46
  Year ended 12/31/85 .................         62

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++................         15%
  Year ended 10/31/95 .................         61
  5/1/94 to 10/31/94**.................         24
  Year ended 4/30/94 ..................         87
  Year ended 4/30/93 ..................        124
  Year ended 4/30/92 ..................        137
  9/4/90++ to 4/30/91 .................        130

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++................         54%
  Year ended 11/30/95 .................        114
  Year ended 11/30/94 .................         98
  Year ended 11/30/93 .................         68
  9/28/92+ to 11/30/92.................          0

Technology Fund

  Class A
  12/1/95 to 5/31/96+++................         19%
  Year ended 11/30/95 .................         55
  1/1/94 to 11/30/94**.................         55
  Year ended 12/31/93 .................         64
  Year ended 12/31/92 .................         73
  Year ended 12/31/91 .................        134
  Year ended 12/31/90 .................        147
  Year ended 12/31/89 .................        139
  Year ended 12/31/88 .................        139
  Year ended 12/31/87 .................        248
  Year ended 12/31/86 .................        141
  Year ended 12/31/85 .................        259

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++................         87%
  Year ended 9/30/95 ..................        160
  Year ended 9/30/94 ..................        110
  Year ended 9/30/93 ..................        102
  Year ended 9/30/92 ..................        128
  Year ended 9/30/91 ..................        118
  Year ended 9/30/90 ..................         90
  Year ended 9/30/89 ..................         90
  Year ended 9/30/88 ..................         58
  Year ended 9/30/87(d)................         76
  Year ended 9/30/86(d)................         84
  Year ended 9/30/85(d)................         77


International Fund

  Class A
  Year ended 6/30/96 ..................         78%
  Year ended 6/30/95 ..................        119
  Year ended 6/30/94 ..................         97
  Year ended 6/30/93 ..................         94
  Year ended 6/30/92 ..................         72
  Year ended 6/30/91 ..................         71
  Year ended 6/30/90 ..................         37
  Year ended 6/30/89 ..................         87
  Year ended 6/30/88 ..................         55
  Year ended 6/30/87 ..................         58
-----------------------------------------------------------

                                          Net                             Net              Net
                                         Asset                        Realized and       Increase
                                         Value                         Unrealized      (Decrease) In   Dividends From  Distributions
                                      Beginning Of   Net Investment  Gain (Loss) On   Net Asset Value  Net Investment    From Net
  Fiscal Year or Period                  Period      Income (Loss)    Investments     From Operations     Income      Realized Gains
  ---------------------               ------------   --------------  --------------   ---------------  -------------- --------------


Worldwide Privatization Fund

  Class A
  Year ended 6/30/96 ...............       $ 10.18        $  .10           $ 1.85           $ 1.95         $ 0.00         $ 0.00
  Year ended 6/30/95 ...............          9.75           .06              .37              .43           0.00           0.00
  6/2/94+ to 6/30/94 ...............         10.00           .01             (.26)            (.25)          0.00           0.00

New Europe Fund

  Class A
  Year ended 7/31/96 ...............       $ 15.11        $  .18           $ 1.02           $ 1.20         $ 0.00         $ (.47)
  Year ended 7/31/95 ...............         12.66           .04             2.50             2.54           (.09)          0.00
  Period ended 7/31/94** ...........         12.53           .09              .04              .13           0.00           0.00
  Year ended 2/28/94 ...............          9.37           .02(b)          3.14             3.16           0.00           0.00
  Year ended 2/28/93 ...............          9.81           .04             (.33)            (.29)          (.15)          0.00
  Year ended 2/29/92 ...............          9.76           .02(b)           .05              .07           (.02)          0.00
  4/2/90+ to 2/28/91 ...............         11.11(e)        .26             (.91)            (.65)          (.26)          (.44)

All-Asia Investment Fund

  Class A
  11/1/95 to 4/30/96+++ ............       $ 10.45        $ (.10)          $ 1.92           $ 1.82         $ 0.00         $ (.08)
  11/28/94+ to 10/31/95 ............         10.00          (.19)(c)          .64              .45           0.00           0.00

Global Small Cap Fund

  Class A
  Year ended 7/31/96 ...............       $ 10.38        $ (.14)          $ 1.90           $ 1.76         $ 0.00         $ (.53)
  Year ended 7/31/95 ...............         11.08          (.09)            1.50             1.41           0.00          (2.11)(j)
  Period ended 7/31/94** ...........         11.24          (.15)            (.01)            (.16)          0.00           0.00
  Year ended 9/30/93 ...............          9.33          (.15)            2.49             2.34           0.00           (.43)
  Year ended 9/30/92 ...............         10.55          (.16)           (1.03)           (1.19)          0.00           (.03)
  Year ended 9/30/91 ...............          8.26          (.06)            2.35             2.29           0.00           0.00
  Year ended 9/30/90 ...............         15.54          (.05)(b)        (4.12)           (4.17)          0.00          (3.11)
  Year ended 9/30/89 ...............         11.41          (.03)            4.25             4.22           0.00           (.09)
  Year ended 9/30/88 ...............         15.07          (.05)           (1.83)           (1.88)          0.00          (1.78)
  Year ended 9/30/87 ...............         15.47          (.07)            4.19             4.12           (.04)         (4.48)

Strategic Balanced Fund (i)

  Class A
  Year ended 7/31/96 ...............       $ 17.98        $  .35           $ 1.08           $ 1.43         $ (.32)        $ (.61)
  Year ended 7/31/95 ...............         16.26           .34(c)          1.64             1.98           (.22)          (.04)
  Period ended 7/31/94** ...........         16.46           .07(c)          (.27)            (.20)          0.00           0.00
  Year ended 4/30/94 ...............         16.97           .16(c)           .74              .90           (.24)         (1.17)
  Year ended 4/30/93 ...............         17.06           .39(c)           .59              .98           (.42)          (.65)
  Year ended 4/30/92 ...............         14.48           .27(c)          2.80             3.07           (.17)          (.32)
  9/4/90++ to 4/30/91 ..............         12.51           .34(c)          1.66             2.00           (.03)          0.00

Balanced Shares

  Class A
  Year ended 7/31/96 ...............       $ 15.08        $  .37           $  .45           $  .82         $ (.41)        $(1.48)
  Year ended 7/31/95 ...............         13.38           .46             1.62             2.08           (.36)          (.02)
  Period ended 7/31/94** ...........         14.40           .29             (.74)            (.45)          (.28)          (.29)
  Year ended 9/30/93 ...............         13.20           .34             1.29             1.63           (.43)          0.00
  Year ended 9/30/92 ...............         12.64           .44              .57             1.01           (.45)          0.00
  Year ended 9/30/91 ...............         10.41           .46             2.17             2.63           (.40)          0.00
  Year ended 9/30/90 ...............         14.13           .45            (2.14)           (1.69)          (.40)         (1.63)
  Year ended 9/30/89 ...............         12.53           .42             2.18             2.60           (.46)          (.54)
  Year ended 9/30/88 ...............         16.33           .46            (1.07)            (.61)          (.44)         (2.75)
  Year ended 9/30/87 ...............         14.64           .67             1.62             2.29           (.60)          0.00

Income Builder Fund (h)

  Class A
  11/1/95 to 4/30/96+++ ............       $ 10.70        $  .26           $  .40           $  .66         $ (.29)        $ (.11)
  Year ended 10/31/95 ..............          9.69           .93(b)           .59             1.52           (.51)          0.00
  3/25/94++ to 10/31/94 ............         10.00           .96            (1.02)            (.06)          (.05)(g)       (.20)

Utility Income Fund

  Class A
  12/1/95 to 5/31/96+++ ............       $ 10.22        $  .07           $  .25           $  .32         $ (.26)        $ 0.00
  Year ended 11/30/95 ..............          8.97           .30(c)          1.40             1.70           (.45)          0.00
  Year ended 11/30/94 ..............          9.92           .42(c)          (.89)            (.47)          (.48)          0.00
  10/18/93+ to 11/30/93 ............         10.00           .02(c)          (.10)            (.08)          0.00           0.00

Growth and Income Fund

  Class A
  11/1/95 to 4/30/96+++ ............       $  2.71        $  .03           $  .35           $  .38         $ (.03)        $ (.21)
  Year ended 10/31/95 ..............          2.35           .02              .52              .54           (.06)          (.12)
  Year ended 10/31/94 ..............          2.61           .06             (.08)            (.02)          (.06)          (.18)
  Year ended 10/31/93 ..............          2.48           .06              .29              .35           (.06)          (.16)
  Year ended 10/31/92 ..............          2.52           .06              .11              .17           (.06)          (.15)
  Year ended 10/31/91 ..............          2.28           .07              .56              .63           (.09)          (.30)
  Year ended 10/31/90 ..............          3.02           .09             (.30)            (.21)          (.10)          (.43)
  Year ended 10/31/89 ..............          3.05           .10              .43              .53           (.08)          (.48)
  Year ended 10/31/88 ..............          3.48           .10              .33              .43           (.08)          (.78)
  Year ended 10/31/87 ..............          3.52           .11             (.03)             .08           (.12)          0.00
  Year ended 10/31/86 ..............          3.01           .12              .92             1.04           (.13)          (.40)
  Year ended 10/31/85 ..............          2.93           .14              .42              .56           (.15)          (.33)
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 40.

                                                                Total       Net Assets                 Ratio Of Net
                                    Total         Net Asset   Investment    At End Of    Ratio Of       Investment
                                  Dividends         Value    Return Based    Period      Expenses      Income (Loss)   Portfolio
                                     And            End of   on Net Asset    (000's      To Average     To Average     Turnover
 Fiscal Year or Period           Distributions      Period     Value (a)     omitted)    Net Assets     Net Assets       Rate
 ---------------------           -------------    ---------  ------------   ----------   ----------    -------------   ---------

Worldwide Privatization Fund

  Class A
  Year ended 6/30/96 ...........      $ 0.00         $12.13      19.16%      $672,732       1.87%           .95%          28%
  Year ended 6/30/95 ...........        0.00          10.18       4.41         13,535       2.56            .66           36
  6/2/94+ to 6/30/94 ...........        0.00           9.75      (2.50)         4,990       2.75*          1.03*           0


New Europe Fund

  Class A
  Year ended 7/31/96 ...........      $ (.47)        $15.84       8.20%      $ 74,086       2.14%          1.10%          69%
  Year ended 7/31/95 ...........        (.09)         15.11      20.22         86,112       2.09            .37           74
  Period ended 7/31/94** .......        0.00          12.66       1.04         86,739       2.06*          1.85*          35
  Year ended 2/28/94 ...........        0.00          12.53      33.73         90,372       2.30            .17           94
  Year ended 2/28/93 ...........        (.15)          9.37      (2.82)        79,285       2.25            .47          125
  Year ended 2/29/92 ...........        (.02)          9.81        .74        108,510       2.24            .16           34
  4/2/90+ to 2/28/91 ...........        (.70)          9.76      (5.63)       188,016       1.52*          2.71*          48

All-Asia Investment Fund

  Class A
  11/1/95 to 4/30/96+++ ........      $ (.08)        $12.19      17.52%      $  1,645       3.47%         (1.75)%         42%
  11/28/94+ to 10/31/95 ........        0.00          10.45       4.50          2,870       4.42*         (1.87)*(f)      90


Global Small Cap Fund

  Class A
  Year ended 7/31/96 ...........      $ (.53)        $11.61      17.46%      $ 68,623       2.51%         (1.22)%        139%
  Year ended 7/31/95 ...........       (2.11)         10.38      16.62         60,057       2.54(f)       (1.17)(f)      128
  Period ended 7/31/94** .......        0.00          11.08      (1.42)        61,372       2.42*         (1.26)*         78
  Year ended 9/30/93 ...........        (.43)         11.24      25.83         65,713       2.53          (1.13)          97
  Year ended 9/30/92 ...........        (.03)          9.33     (11.30)        58,491       2.34           (.85)         108
  Year ended 9/30/91 ...........        0.00          10.55      27.72         84,370       2.29           (.55)         104
  Year ended 9/30/90 ...........       (3.11)          8.26     (31.90)        68,316       1.73           (.46)          89
  Year ended 9/30/89 ...........        (.09)         15.54      37.34        113,583       1.56           (.17)         106
  Year ended 9/30/88 ...........       (1.78)         11.41      (8.11)        90,071       1.54(f)        (.50)(f)       74
  Year ended 9/30/87 ...........       (4.52)         15.07      34.11        113,305       1.41(f)        (.44)(f)       98


Strategic Balanced Fund (i)

  Class A
  Year ended 7/31/96 ...........      $ (.93)        $18.48       8.05%      $ 18,329       1.40%          1.78%         173%
  Year ended 7/31/95 ...........        (.26)         17.98      12.40         10,952       1.40(f)        2.07          172
  Period ended 7/31/94** .......        0.00          16.26      (1.22)         9,640       1.40*(f)       1.63*          21
  Year ended 4/30/94 ...........       (1.41)         16.46       5.06          9,822       1.40(f)        1.67          139
  Year ended 4/30/93 ...........       (1.07)         16.97       5.85          8,637       1.40(f)        2.29           98
  Year ended 4/30/92 ...........        (.49)         17.06      20.96          6,843       1.40(f)        1.92          103
  9/4/90++ to 4/30/91 ..........        (.03)         14.48      16.00            443       1.40*(f)       3.54*         137

Balanced Shares

  Class A
  Year ended 7/31/96 ...........      $ 1.89         $14.01       5.23%      $102,567       1.38%          2.41%         227%
  Year ended 7/31/95 ...........        (.38)         15.08      15.99        122,033       1.32           3.12          179
  Period ended 7/31/94** .......        (.57)         13.38      (3.21)       157,637       1.27*          2.50*         116
  Year ended 9/30/93 ...........        (.43)         14.40      12.52        172,484       1.35           2.50          188
  Year ended 9/30/92 ...........        (.45)         13.20       8.14        143,883       1.40           3.26          204
  Year ended 9/30/91 ...........        (.40)         12.64      25.52        154,230       1.44           3.75           70
  Year ended 9/30/90 ...........       (2.03)         10.41     (13.12)       140,913       1.36           4.01          169
  Year ended 9/30/89 ...........       (1.00)         14.13      22.27        159,290       1.42           3.29          132
  Year ended 9/30/88 ...........       (3.19)         12.53      (1.10)       111,515       1.42           3.74          190
  Year ended 9/30/87 ...........        (.60)         16.33      15.80        129,786       1.17           4.14          136


Income Builder Fund (h)

  Class A
  11/1/95 to 4/30/96+++ ........      $ (.40)        $10.96       6.30%      $  1,402       2.32%          4.64%         120%
  Year ended 10/31/95 ..........        (.51)         10.70      16.22          1,398       2.38           5.44           92
  3/25/94++ to 10/31/94 ........        (.25)          9.69       (.54)           600       2.52*          6.11*         126


Utility Income Fund

  Class A
  12/1/95 to 5/31/96+++ ........      $ (.26)        $10.28       3.24%      $  2,911       1.50%          1.34%          38%
  Year ended 11/30/95 ..........        (.45)         10.22      19.32          2,748       1.50%(f)       2.48(f)       162
  Year ended 11/30/94 ..........        (.48)          8.97      (4.86)         1,068       1.50(f)        4.13           30
  10/18/93+ to 11/30/93 ........        0.00           9.92       (.80)           229       1.50*(f)       2.35*          11


Growth and Income Fund

  Class A
  11/1/95 to 4/30/96+++ ........      $ (.24)        $ 2.85      14.46%      $518,880        .95%          1.74%          43%
  Year ended 10/31/95 ..........        (.18)          2.71      24.21        458,158       1.05%          1.88          142
  Year ended 10/31/94 ..........        (.24)          2.35       (.67)       414,386       1.03           2.36           68
  Year ended 10/31/93 ..........        (.22)          2.61      14.98        459,372       1.07           2.38           91
  Year ended 10/31/92 ..........        (.21)          2.48       7.23        417,018       1.09           2.63          104
  Year ended 10/31/91 ..........        (.39)          2.52      31.03        409,597       1.14           2.74           84
  Year ended 10/31/90 ..........        (.53)          2.28      (8.55)       314,670       1.09           3.40           76
  Year ended 10/31/89 ..........        (.56)          3.02      21.59        377,168       1.08           3.49           79
  Year ended 10/31/88 ..........        (.86)          3.05      16.45        350,510       1.09           3.09           66
  Year ended 10/31/87 ..........        (.12)          3.48       2.04        348,375        .86           2.77           60
  Year ended 10/31/86 ..........        (.53)          3.52      34.92        347,679        .81           3.31           11
  Year ended 10/31/85 ..........        (.48)          3.01      19.53        275,681        .95           3.78           15
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 40.

  +  Commencement of operations.
 ++  Commencement of distribution.
+++  Unaudited.
  *  Annualized.
 **  Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios would have been as follows:

                               1991     1992    1993    1994     1995     1996
All-Asia Investment Fund
         Class A                 -        -       -       -     10.57%#   4.32%#
Growth Fund
         Class A               8.79%#   1.94%   1.84%   1.46%      -
Premier Growth
         Class A                 -      3.33%#    -       -        -

         Net investment income ratios for Premier Growth would have been (.25%#) for Class A for this same period.

Global Small Cap Fund
         Class A                 -        -       -       -      2.61%
Strategic Balanced Fund                                                   1.76%
         Class A              11.59%#   2.05%   1.85%   1.70%1   1.81%
                                                        1.94%#2
Income Builder Fund
         Class A                 -        -       -       -        -
Utility Income Fund
         Class A                 -        -   145.63%# 13.72%    4.86%#   3.28%#

     ------------------
     #  annualized

     1. For the period ended April 30, 1994
     2. For the period ended July 31, 1994
     For the expense ratios of the Funds in years prior to fiscal year 1990, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.

(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.
(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.
(j) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12).

--------------------------------------------------------------------------------
                              General Information
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), and Alliance Growth and Income Fund, Inc. (1932). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios)
(1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to his or her pro rata share of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Advisor Class, Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for each class of shares, including Advisor Class shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for each class of shares, including Advisor Class shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for each class of shares, including Advisor Class shares.

A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

Additional Information

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

                       ALLIANCE SUBSCRIPTION APPLICATION
                            The Alliance Stock Funds
                                 Advisor Class


  The Alliance Fund            International Fund       Strategic Balanced Fund
     Growth Fund          Worldwide Privatization Fund      Balanced Shares
 Premier Growth Fund            New Europe Fund           Income Builder Fund
   Technology Fund          All-Asia Investment Fund      Utility Income Fund
     Quasar Fund             Global Small Cap Fund        Growth & Income Fund

--------------------------------------------------------------------------------
                          Information And Instructions
--------------------------------------------------------------------------------

To Open Your New Alliance Account...
Please complete the application        For certified or overnight deliveries,
 and mail it to:                        send to:
 Alliance Fund Services, Inc.          Alliance Fund Services, Inc.
 P.O. Box 1520                         500 Plaza Drive
 Secaucus, New Jersey 07096-1520       Secaucus, New Jersey  07094

---------
Section 1   Your Account Registration (Required)
---------

Complete one of the available choices.  To ensure proper tax reporting to the
IRS:
  .  Individuals, Joint Tenants and Gift/Transfer to a Minor:
       . Indicate your name(s) exactly as it appears on your social security card.
  .  Trust/Other:
       . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

---------
Section 2   Your Address (Required)
---------

Complete in full.

---------
Section 3   Your Initial Investment (Required)
---------

For each fund in which you are investing: 1) Write the dollar amount of your initial purchase 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

---------
Section 4   Your Shareholder Options (Complete only those options you want)
---------

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.
B. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.
C. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.
D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check of the account you wish to use to this section of the application.
E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.

---------
Section 5   Shareholder Authorization (Required)
---------

All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At: (800) 221-5672.

                            Subscription Application
--------------------------------------------------------------------------------
                            The Alliance Stock Funds
                                 Advisor Class

               (see instructions at the front of the application)

                 1. Your Account Registration   (Please Print)

[_] INDIVIDUAL OR JOINT ACCOUNT

   | | | | | | | | | | | | | | | |  | | | | | | | | | | | | | | | | | | |
    ----------------------------- -- ------------------------------------
    Owner's Name   (First Name)  (MI)          (Last Name)

   | | | |-| | | -| | | | |
   Social Security Number (Required to open account)

   | | | | | | | | | | | | | | | | | | | |  | |  | | | | | | | | | | | |
   ---------------------------------------  ---  -----------------------
    Joint Owner's Name*   (First Name )     (MI)    (Last Name)

   *Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.

[_] GIFT/TRANSFER TO A MINOR

   | | | | | | | | | | | | | | | | | | | | |   | |  | | | | | | | | | | | | |
   ----------------------------------------    ---  -------------------------
    Custodian - One Name Only  (First Name)    (MI)   (Last Name)

   | | | | | | | | | | | | | | |  | |  | | | | | | | | | | | | | | | | | | |
   -----------------------------  ---  -------------------------------------
    Minor (First Name)           (MI)          (Last Name)

   | | | |-| | |-| | | | |
    Minor's Social Security Number (Required to open account)

    Under the State of               (Minor's Residence) Uniform Gifts/Transfer
    to Minor's Act    ---------------

[_] TRUST ACCOUNT

   | | | | | | | | | | | | | | |  | |  | | | | | | | | | | | | | | | | | | |
   -----------------------------  ---  -------------------------------------
   Name of Trustee

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   -------------------------------------------------------------------------
   Name of Trust

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   -------------------------------------------------------------------------
   Name of Trust (cont'd)

   | | | | | | | | | | | |      | | | | | | | | | |
   -----------------------      -------------------
   Trust Dated                  Tax ID or Social Security Number (Required to
                                open account)

[_] OTHER

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------
   Name of Corporation, Partnership, Investment Only Retirement Plan, or other Entity

   | | | | | | | | | |         | | | | | | | | | | | | | | | | | | | | | | | |
   -------------------         -----------------------------------------------
   Tax ID Number                Trustee Name (Retirement Plans only)

                                2. Your Address

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------
   Street

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   City                             State                  Zip Code

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   If Non-U.S., Specify Country

   | | | |-| | | |-| | | | |    | | | |-| | | |-| | | | |
   ------- ------- ---------    ------- ------- ---------
   Daytime Phone                Evening Phone

   I am a:           [_] U.S. Citizen      [_] Non-Resident Alien
                     [_] Resident Alien    [_] Other



                             For Alliance Use Only

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                           3. Your Initial Investment
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The minimum investment is $250 per Fund.

I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.

Dividend and Capital Gain        R  Reinvest distributions into
Distribution Options:            -  ----------------------
                                    my fund account.


----------------------           C  Send my distributions in cash to the address
Broker/Dealer Use Only           -  -----------------------------
----------------------              I have provided in Section 2. (Complete
                                    Section 4D for direct deposit to your bank
    Wire Confirm #                  account. Complete Section 4E for payment to
----------------------              a third party).

                                 D  Direct my distributions to another Alliance
                                 -  -------------------------------------------
                                    fund.  Complete the appropriate portion of
                                    ----
                                    Section 4A to direct your distributions
                                    (dividends and capital gains) to the Advisor
                                    Class Shares of another Alliance Fund.



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Make all checks payable to:                      Distributions Options *Circle*
   Alliance Fund Services      Advisor Class
-----------------------------                  ---------------------------------
      Alliance Fund Name                         Dividends        Capital Gains
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The Alliance Fund            $          $(44)    R   C   D          R   C   D
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Growth Fund                              (31)    R   C   D          R   C   D
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Premier Growth Fund                      (78)    R   C   D          R   C   D
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Technology Fund                          (82)    R   C   D          R   C   D
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Quasar Fund                              (26)    R   C   D          R   C   D
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International Fund                       (40)    R   C   D          R   C   D
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Worldwide Privatization Fund            (122)    R   C   D          R   C   D
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New Europe Fund                          (62)    R   C   D          R   C   D
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All-Asia Investment Fund                (118)    R   C   D          R   C   D
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Global Small Cap Fund                    (45)    R   C   D          R   C   D
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Strategic Balanced Fund                  (32)    R   C   D          R   C   D
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Balanced Shares                          (96)    R   C   D          R   C   D
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Income Builder Fund                     (111)    R   C   D          R   C   D
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Utility Income Fund                      (09)    R   C   D          R   C   D
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Growth & Income Fund                     (94)    R   C   D          R   C   D
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                                                 R   C   D          R   C   D
--------------------------------------------------------------------------------
        Total Investment     $
---------------------------------------------

                                                   --------------------------
MY SOCIAL SECURITY (TAX IDENTIFICATION ) NUMBER IS:
                                                   --------------------------

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                          4. Your Shareholder Options
--------------------------------------------------------------------------------

------------------------------------
A.  AUTOMATIC INVESTMENT PLANS (AIP)
------------------------------------

[ ] WITHDRAW FROM MY BANK ACCOUNT

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

              Monthly Dollar Amount  Day of Withdrawal   Circle "all" or
Fund Name     ($25 minimum)          (1st thru 31st)     applicable months
                                                         All    J F M A M J
                                                                J A S O N D
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                                                         All    J F M A M J
                                                                J A S O N D
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                                                         All    J F M A M J
                                                                J A S O N D
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                                                         All    J F M A M J
                                                                J A S O N D
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Your bank must be a member of the National Automated Clearing House Association
(NACHA).

[ ] DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance fund.


"From" Fund Name  "From" Fund Account #   "To" Fund Name  "To" Fund Account #
                   (if existing)                           (if existing)
 ------------------------------------------------------------------------------
                                                          [ ] New
                                                          [ ] Existing
--------------------------------------------------------------------------------
                                                          [ ] New
                                                          [ ] Existing
--------------------------------------------------------------------------------
                                                          [ ] New
                                                          [ ] Existing
--------------------------------------------------------------------------------
                                                          [ ] New
                                                          [ ] Existing
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[ ] EXCHANGE SHARES MONTHLY

I authorize Alliance to transact monthly exchanges within the same class of shares between my fund accounts as listed below.


"From" Fund Name   "From" Fund Account #   Dollar Amount   Day of Exchange**   "To" Fund Name      "To" Fund Account #
                    (if existing)          ($25 minimum)   (1st thru 31st)                          (if existing)
                                                                                                    [ ] New
                                                                                                    [ ] Existing
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    [ ] New
                                                                                                    [ ] Existing
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    [ ] New
                                                                                                    [ ] Existing
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    [ ] New
                                                                                                    [ ] Existing
-------------------------------------------------------------------------------------------------------------------------

**Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

-------------------------------------
B.  SYSTEMATIC WITHDRAWAL PLANS (SWP)
-------------------------------------

In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at least:
 .$10,000 for monthly payments,          .$5,000 for bi-monthly payments,
 .$4,000 for quarterly or less frequent payments

Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.
[ ] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.


Fund Name    Dollar Amount ($50 minimum)  Circle "all" or applicable months
                                           ALL      J F M A M J J A S O N D
--------------------------------------------------------------------------------
                                           All      J F M A M J J A S O N D
--------------------------------------------------------------------------------
                                           All      J F M A M J J A S O N D
--------------------------------------------------------------------------------
                                           All      J F M A M J J A S O N D
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Please send my SWP proceeds to:
  [ ] MY CHECKING ACCOUNT (via EFT)
                                                                   1st-31st
      I would like to have these payments occur on or about the [             ]
      of the months circled above. (Complete Section 4D for the bank account you wish to use)

  [ ] MY ADDRESS OF RECORD (via CHECK)
  [ ] THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)

--------------------------------------
C.  PURCHASES AND REDEMPTIONS VIA EFT
--------------------------------------
You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
Instructions:    .  Review the information in the Prospectus about telephone transaction services.
                 .  If you select the telephone purchase or redemption
                    privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to
                    Section 4D of this application.

Purchases and Redemptions via EFT

[_] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected. In the case of shares purchased by check, redemption proceeds may not be made available until the fund is reasonably assured that the check has cleared, normally 15 calendar days after the purchase date.

--------------------
D.  BANK INFORMATION
--------------------

This bank account information will be used for:
[_] Distributions (Section 3)           [_] Automatic Investments (Section 4A)
[_] Systematic Withdrawals (Section 4B) [_] Telephone Transactions (Section 4C)

Please attach a voided check:
--------------------------------------------------------------------------------


                      Tape Preprinted Voided Check Here.

                We Cannot Establish These Services Without it.




--------------------------------------------------------------------------------
Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account. For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records.

-------------------------------
E.  THIRD PARTY PAYMENT DETAILS
-------------------------------
This third party payee information will be used for:
[_]  Distributions (Section 3)        [_] Systematic Withdrawals (Section 4B)

     -------------------------------------------------------------------------
     Name

     -------------------------------------------------------------------------
     Address - Line 1

     -------------------------------------------------------------------------
     Address - Line 2

     -------------------------------------------------------------------------
     Address - Line 3

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          5. Shareholder Authorization This section MUST be completed
                                                    ----
------------------------------------------------------------------------------

Telephone Exchanges and Redemptions by Check

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

[_]   I do not elect the telephone     [_]  I do not elect the telephone
           ---                                   ---
      exchange service.                     redemption by check service.


I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certificate required to avoid backup withholding.

----------------------------------    -------------
Signature                             Date

----------------------------------    -------------    ----------------------
Signature                             Date             Acceptance Date

-----------------------------------------------------------------------------
        Dealer/Agent Authorization For selected Dealers or Agents ONLY.
-----------------------------------------------------------------------------


We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

-----------------------------------   ------------------------------------------
Dealer/Agent Firm                     Authorized Signature

-----------------------------------   -------  ---------------------------------
Representative First Name             MI       Last Name

--------------------------------------------------------------------------------
Representative Number

--------------------------------------------------------------------------------
Branch Office Address

--------------------------------------------------------------------------------
City                                  State            Zip Code

                                      (                )
--------------------------------------------------------------------------------
Branch Number                         Branch Phone

(LOGO)(R)               ALLIANCE UTILITY INCOME FUND, INC.

________________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

   _____________________________________________________________

              STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 1996
                  (as amended October 1, 1996)

________________________________________________________________



    This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus for Alliance Utility Income Fund, Inc. (the "Fund") that offers Class, A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B, and Class C shares, the "Prospectus"). Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                      PAGE

DESCRIPTION OF THE FUND.............................

MANAGEMENT OF THE FUND..............................

EXPENSES OF THE FUND................................

PURCHASE OF SHARES..................................

REDEMPTION AND REPURCHASE OF SHARES.................

SHAREHOLDER SERVICES................................

NET ASSET VALUE.....................................

DIVIDENDS, DISTRIBUTIONS AND TAXES..................

PORTFOLIO TRANSACTIONS..............................

GENERAL INFORMATION.................................

APPENDIX A:  DESCRIPTION OF OBLIGATIONS ISSUED
     OR GUARANTEED BY U.S. GOVERNMENT AGENCIES
     OR INSTRUMENTALITIES...........................   A-1

APPENDIX B:  BOND AND COMMERCIAL PAPER
     RATINGS........................................   B-1

APPENDIX C:  OPTIONS................................   C-1

APPENDIX D:  FUTURES CONTRACTS, OPTIONS ON
     FUTURES CONTRACTS AND OPTIONS ON
     FOREIGN CURRENCIES.............................   D-1

________________________________________________________________

                     DESCRIPTION OF THE FUND
________________________________________________________________

    Except as otherwise indicated, the investment policies of Alliance Utility Income Fund, Inc. (the "Fund") are not designated "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

    The Fund's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both United States and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. As a matter of fundamental policy, the Fund will, under normal circumstances, invest at least 65% of the value of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from its utilities activities. At least 65% of the Fund's total assets are to be invested in income-producing securities.

How the Fund Pursues its Objective

    The Fund's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of companies in the utilities industry. Many of these companies have established a reputation for paying regular dividends and for increasing their common stock dividends over time. In evaluating particular issuers, Alliance Capital

Management L.P., (the "Adviser") will consider a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser will consider the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Fund.

    The Fund will invest in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities, such as bonds and preferred stocks. There are no fixed percentage limits on the allocation of the Fund's investments between equity securities and fixed income securities. Rather, the Fund may vary the percentage of assets invested in any one type of security based upon the Adviser's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential. The values of fixed-income securities change as the general levels of interest rates fluctuate. When interest rates decline, the values of fixed income securities can be expected to increase, and when interest rates rise, the values of fixed income securities can be expected to decrease. The Adviser expects that the average weighted maturity of the Fund's portfolio of fixed-income securities may, depending upon market conditions, vary between 5 and 25 years.

    The Fund may maintain up to 35% of its net assets in fixed-income securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") or, if not rated, of comparable investment quality as determined by the Adviser. Such high-risk, high-yield securities (commonly referred to as "junk bonds") are considered to have speculative or, in the case of relatively low ratings, predominantly speculative characteristics. See "Certain Risk Considerations-Investments in Lower-Rated Fixed-Income Securities." The Fund will not retain a security which is downgraded below B, or if unrated, determined by the Adviser to have undergone similar credit quality deterioration subsequent to purchase.

    In addition, the Fund has undertaken with the securities administrators of certain states where the Fund's shares are sold not to purchase puts, calls, straddles, spreads and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of its total assets, that it will not purchase the securities of any company that has a record of less than three years of continuous operation (including that of predecessors) if such purchase would result in more than 5% of its total assets, taken at current value, being invested in the securities of such companies, that it will not purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the Fund, own beneficially more than 1/2 of 1% of the securities of an issuer or together own beneficially more than 5% of the securities of that issuer, that it will not invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if as a result such warrants valued at the lower of cost or market would exceed 5% of the value of the Fund's assets at the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange, and that it will not invest in oil, gas or other mineral leases.

    Convertible Securities. Utilities frequently issue convertible securities. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The Fund may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund under the investment policies described above.

    Rights and Warrants. The Fund may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Utilities Industry

    United States Utilities. The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their historical territories. At this time, there are certain institutional impediments to the wide-scale deregulation of electric utilities, including among other things, limitations on the redistribution of power. The Adviser believes, however, that recent developments, including the enactment of the Energy Policy Act of 1992, may alleviate certain existing restrictions.

    Electric utilities that use coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with incomplete nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities, and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

    Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

    Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the affects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Potential sources of competition and new products are cable television systems, shared tenant services and other noncarrier systems, which are capable of by-passing traditional telephone services providers' local plants, either completely or partially, through substitutions of special access for switched access or through concentration of telecommunications traffic on fewer of the traditional telephone services providers' lines. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in the Adviser's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

    Less traditional utility companies are emerging as new technologies develop and as old technologies are refined. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.

    Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies' earnings or resulting in losses. There can also be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. In addition, because of the Fund's policy of concentrating its investments in securities of utility companies, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the utilities industry. Under market conditions that are unfavorable to the utilities industry, the Adviser may significantly reduce the Fund's investment in that industry.

    The average common stock yield of utilities historically has exceeded that of industrial stocks by a wide margin. For example, for the years 1995, 1994, 1993 and 1992, the stocks in the Standard & Poor's 40 Utilities Index had average yields of 5.29%, 5.69%, 4.94% and 5.72%, respectively, while the stocks in the Standard & Poor's 400 Industrials Index had average yields of 2.18%, 2.42%, 2.48% and 2.62%, respectively. As the dividends on utility common stocks have increased, average total returns experienced by investors in utility stocks over the last ten years have been superior to those provided by industrial stocks when measured by such widely accepted indexes as Standard & Poor's. There can be no assurance that the historical investment performance for any industry, including the utilities industry, is indicative of future performance.

    Foreign Utilities. Foreign utility companies, like utility companies located in the United States, are generally subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the United States such utilities may, in the future, be required to invest in pollution control equipment if the countries in which the utilities are located adopt pollution restrictions that more closely resemble United States pollution restrictions. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

    The Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, the Adviser believes that, in order to attract significant capital for growth, some foreign governments may engage in a program of privatization of their utilities industry, and that the securities issued by privatized utility companies may offer attractive investment opportunities with the potential for long-term growth. Privatization, which refers to the trend toward investor ownership, rather than government ownership, of assets is expected to occur both in newer, faster-growing economies and in mature economies. In addition, efforts toward modernization in Eastern Europe, as well as the potential of economic unification of European markets, in the view of the Adviser, may improve economic growth, reduce costs and increase competition in Europe, which could result in opportunities for investment by the Fund in utilities industries in Europe. There can be no assurance that securities of privatized companies will be offered to the public or to foreign companies such as the Fund, or that investment opportunities in foreign markets for the Fund will increase for this or other reasons.

    The percentage of the Fund's assets invested in issuers of particular countries will vary depending on the relative yields and growth and income potential of such securities, the economies of the countries in which the investments are made, interest rate conditions in such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. As mentioned above, the Fund will not invest more than 15% of its total assets in issuers in any one foreign country. See "Certain Risk Considerations--Risks of Investments in Foreign Securities."

Other Securities

    While the Fund's investment strategy normally emphasizes securities of companies in the utilities industry, the Fund may, where consistent with its investment objective, invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign issuers other than companies in the utilities industry, including (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities ("U.S. Government Securities") and repurchase agreements pertaining thereto, as discussed below, (ii) foreign securities, as discussed below, (iii) corporate fixed-income securities of domestic issuers of quality comparable to the fixed-income securities described above, (iv) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation,
(v) commercial paper of prime quality rated Prime 1 or higher by Moody's or A-1 or higher by S&P or, if not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P, (vi) equity securities of domestic corporate issuers and (vii) the additional derivative vehicles discussed below under the caption "Investment Policies and Practices."

    U.S. Government Securities. U.S. Government Securities include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and
(ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities. Some such obligations are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association, some are supported by the right of the issuer to borrower from the U.S. Government, e.g., obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. See Appendix A to the Statement of Additional Information for a further description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

    U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

    For a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix A.

    Foreign Securities. Foreign fixed-income securities in which the Fund invests may include fixed-income securities of quality comparable to the fixed-income securities described above as determined by the Adviser (i) issued or guaranteed, as to payment of principal and interest, by governments, quasi- governmental entities, governmental agencies or other governmental entities (collectively, "Government Entities") and (ii) of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars (including fixed-income securities of a Government Entity or foreign corporate issuer in a country denominated in the currency of another country). The Fund may also invest in equity securities of foreign corporate issuers. See "How the Fund Pursues its Objective--Utilities Industry-- Foreign Utilities" and "Certain Risk Considerations--Risks of Investments in Foreign Securities".

    In addition to purchasing corporate securities of foreign issuers in foreign securities markets, the Fund may invest in American Depositary Receipts (ADRs), Global Depositary Receipts
(GDRs) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts.
ADRs are Depositary Receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in foreign securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs will be deemed to be investments in securities issued by United States issuers and the Fund's investments in GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

    The Fund will also be authorized to invest in securities of supranational entities denominated in the currency of any country. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the International

Bank for Reconstruction and Development (World Bank) and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. The Fund may, in addition, invest in securities denominated in European Currency Units. A European Currency Unit is a basket of specified amounts of the currencies of the twelve member states of the European Economic Community. The Fund is further authorized to invest in "semi-governmental securities," which are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers. An example of a semi-governmental issuer is the City of Stockholm.

    Defensive Position. It is the Fund's policy that under normal circumstances, the total assets of the Fund will be primarily invested in equity and fixed-income securities of companies in the utilities industry. For temporary defensive purposes, the Fund may vary from its investment policy during periods in which the Adviser believes that business or financial conditions warrant and invest without limit in high grade fixed-income securities or hold its assets in cash equivalents, including (i) short-term U.S. Government Securities,
(ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and (iii) commercial paper of prime quality rated A-1 or higher by S&P or Prime 1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's.

Investment Policies and Practices

    The following additional investment policies and practices supplement those above.

    Options. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund intends to write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. There are no specific limitations on the Fund's writing and purchasing of options.

    A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid high-grade debt securities in a segregated account with its Custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.



    The Fund may write call options for cross-hedging purposes.
A call option is for cross-hedging purposes if the Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the Fund's Custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.


    In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

    If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

    The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Securities."

    For additional information on the use, risks and costs of options, see Appendix C.

    Options on Securities Indices. The Fund may purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

    Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

    Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign Government Entities ("Foreign Government Securities"), corporate fixed-income securities or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolios securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

    The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

    The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also restricted the Fund's use of futures contracts so that the aggregate of the market value of the outstanding futures contracts purchased by the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund may not exceed 50% of the market value of the total assets of the Fund. These restrictions will not be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable Federal and state regulatory agencies.

    The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.

    For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix D.

    Options on Foreign Currencies. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

    For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix D.


    Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the liquid assets placed in a segregated account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.


    While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign-currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, poor correlation may exist at any time between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    Interest Rate Transactions. The Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.


    The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account with its Custodian in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account with its Custodian liquid assets having an aggregate value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.


    There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

    Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a "when, as and if issued" trade.

    When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

    The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.


    The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.


       Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The fee is payable whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments will not exceed 20% of its assets taken at the time of acquisition of such commitment of security. The Fund will at all times maintain a segregated account with its Custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.


    There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

    The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

    Short Sales. The Fund may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited. See "Investment Restrictions" in the Statement of Additional Information. See "Dividends, Distributions and Taxes-

Tax Straddles" in the Statement of Additional Information for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

    General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

    The Fund's ability to dispose of its position in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and
(ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes."

Additional Investment Policies


    Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that liquid assets or bank letters of credit equal to at least 100% of the market value of the securities loaned, are deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.


    Repurchase Agreements. The Fund may enter into agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently the Fund enters into repurchase agreements only with its Custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund maintains procedures for evaluating and monitoring the credit-worthiness of vendors of repurchase agreements. In addition, the Fund requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

    Illiquid Securities. The Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    The Fund may invest up to 5% of its net assets (taken at market value) in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration
"transactions by an issuer not involving any public offering."

Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors and in private transactions; they cannot be resold to the general public without registration.

    Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers which is sponsored by the National Association of Securities Dealers, Inc.

    The Fund's Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security;
(5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission interpretation or position with respect to such type of securities.

    Investment in Closed-End Investment Companies. The Fund may invest in closed-end investment companies whose investment objectives and policies are consistent with those of the Fund. The Fund may invest up to 5% of its net assets in securities of closed-end investment companies. However, the Fund may not own more than 3% of the total outstanding voting stock of any closed-end investment company. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

    Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.


    Portfolio Turnover. The Fund may engage in active short-term trading in connection with its investment in shorter-term fixed-income securities in order to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Fund's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. It is anticipated that the Fund's annual turnover rate will not exceed 200%. An annual turnover rate of 200% occurs, for example, when all of the securities in the Fund's portfolio are replaced twice in a period of one year. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commissions than would a lower rate, which expenses must be borne by the Fund and its shareholders and may result in the Fund realizing more short-term capital gains or losses than would a lower rate. The Fund's portfolio turnover rate for the fiscal years ended in 1994, 1995 and for the six months ended May 31, 1996 were 30%, 162% and 38%, respectively. See "Dividends, Distributions and Taxes."


Certain Risk Considerations

    Utility Company Risks. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some of the risks involved in investing in the principal sectors of the utilities industry are discussed below.

    Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

    Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

    Electric utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

    Investments in Lower-Rated Fixed-Income Securities. Securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P ("lower-rated securities"), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba by Moody's or BB by S&P are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B by Moody's and S&P are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

    The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. Adverse publicity and investor perceptions about lower- rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. To the extent that there is no established secondary market for lower-rated securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, federally-insured savings and loan associations are required to divest their investments in non-investment grade corporate debt securities by July 1, 1994. Such divestiture could have a material adverse effect on the market and prices of such securities.

    The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions.
However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities. In considering investments for the Fund, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects and the experience and managerial strength of the issuer.

    Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

    In seeking to achieve the Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Fund.

    Ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix B for a description of Moody's, S&P's and Fitch's bond and commercial paper ratings.

    Certain lower-rated securities in which the Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

    Risks of Investments in Foreign Securities. Foreign securities investments are affected by changes in currency rates or exchange control regulations as well as by changes in governmental administration, economic or monetary policy (in the United States or abroad) and changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. dollar value of the Fund's net assets and income attributable to foreign securities. Costs are incurred in connection with conversion of currencies held by the Fund. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.

Fundamental Investment Policies

    The following restrictions may not be changed without shareholder approval, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less.

    As a matter of fundamental policy, the Fund may not:

    (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S.
           Government, although with respect to 25% of its total assets it may invest in any number of issuers;

   (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government Securities;

  (iii) purchase more than 10% of any class of the voting securities of any one issuer;

   (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

    (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies;

   (vi) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

  (vii) participate on a joint or joint and several basis in any securities trading account;

 (viii) invest in companies for the purpose of exercising control;

   (ix) issue any senior security within the meaning of the Investment Company Act of 1940, as Amended (the "1940
           Act"), except that the Fund may write put and call options;

    (x) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

   (xi) (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of securities and related options, futures contracts and options on futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Adviser

    Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.


    The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1996 of more than $168 billion (of which more than $55 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of June 30, 1996, the Adviser was retained as an investment manager of employee benefit fund assets for 33 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of domestic offices and the offices of subsidiaries in Bombay, Istanbul, London, Paris, Sao Paulo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 51 registered investment companies comprising more than 100 separate investment portfolios managed by the Adviser currently have more than two million shareholders.



    Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by

AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1996, approximately 33% and 10% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.



    As of March 1, 1996, AXA and its subsidiaries owned approximately 63.9% of the issued and outstanding shares of capital stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities in France, the United States, Australia, the United Kingdom, Canada and other countries, principally in Europe and the Asia Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities in the United States, Europe and the Asia Pacific area. Based on information provided by AXA, as of March 1, 1996, 42.1% of the issued ordinary shares (representing 53.4% of the voting power) of AXA were owned by Midi Participations, a French holding company ("Midi"). The shares of Midi were, in turn, owned 61.4% (representing 62.5% of the voting power) by Finaxa, a French holding company, and 38.6% (representing 37.5% of the voting power) by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 30.8%, representing 33.1% of the voting power). As of March 1, 1996, 61.1% of the voting shares (representing 73.4% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.7% of the voting shares representing 40.4% of the voting power), and 25.5% of the voting shares of Finaxa (representing 16% of the voting power) were owned by Banque Paribas, a French bank. Including the ordinary shares owned by Midi, as of March 1, 1996, the Mutuelles AXA directly or indirectly owned 51% of the issued ordinary shares (representing 64.7% of the voting power) of AXA. Acting as a group, the Mutuelles AXA control AXA, Midi and Finaxa.


    Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, may be employees of the Adviser or its affiliates.

    The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

    The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel or contract for services to be performed by third parties. For such services, the Fund may also utilize personnel employed by the Adviser or by affiliates of the Adviser.


    For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at the annual rate of .75 of 1% of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly. This fee is higher than the management fees paid by most registered investment companies, but the Adviser believes it is justified by the special care that must be given to the selection and supervision of the particular types of securities in which the Fund will invest. For the fiscal years of the Fund ended in 1995, 1994 and 1993, the Adviser received from the Fund $89,692, $27,038 and $269 respectively, in advisory fees.



    The Advisory Agreement provides that the Adviser will refund to the Fund the amount by which net expenses (excluding interest, taxes, brokerage, distribution service fees paid in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act and extraordinary expenses, all to the extent permitted by applicable state securities laws and regulations) incurred in any fiscal year of the Fund exceed a ratio of expenses to average net assets permitted by certain states in which the shares of the Fund are sold. The Fund may not qualify its shares for sale in every state. The Fund believes that at present the most restrictive state expense ratio limitation imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of the mutual fund's average net assets,

2.0% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million. Expense reimbursements, if any, are accrued daily and paid monthly.


    The Advisory Agreement became effective on September 28, 1993, having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party, at a meeting called for that purpose and held on September 14, 1993, and by the Fund's initial shareholder on September 15, 1993.


    The Advisory Agreement continues in effect for successive twelve-month periods computed from each August 1, provided that such continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act. Most recently, the continuance of the Advisory Agreement until July 31, 1997 was approved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their regular meeting held on July 16, 1996.


    The Advisory Agreement may be terminated without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

    Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: ACM Institutional Reserves, Inc., The Alliance Fund, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, , Alliance Global Fund, Alliance Global Dollar Government Fund, Inc., Alliance Developing Markets Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance International Fund, Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., , Alliance Multi-Market Income and Growth Trust, Inc., Alliance Multi-Market Income Trust, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Multi-Market Trust, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc. and The Spain Fund, Inc., all closed-end investment companies.


Directors and Officers

    The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors


    JOHN D. CARIFA,1 51, Chairman and President of the Fund, is the President and Chief Operating Officer, the Chief Financial
Officer and a Director of ACMC, with which he has been associated since prior to 1991.



    RUTH BLOCK, 65, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of
Ecolab Incorporated (specialty chemicals) and Amoco Corporation
(oil and gas).  Her address is P.O. Box 4653, Stamford,
Connecticut 06903.



    DAVID H. DIEVLER, 66, was formerly a Senior Vice President of
ACMC, with which he had been associated since prior to 1991 through 1994. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey 07762.



    JOHN H. DOBKIN, 54, has been the President of Historic Hudson Valley (historic preservation) since 1991. From 1987 to 1992 he was a Director of ACMC. Previously, he was Director of the National Academy of Design. His address is Historic Hudson Valley, 150 White Plains Road, New York, New York 10591.



    WILLIAM H. FOULK, JR., 64, is an Investment Adviser and an
Independent Consultant.  He was formerly Senior Manager of
Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1991. His address is 2 Hekma Road, Greenwich, Connecticut 06831.



    DR. JAMES M. HESTER, 72, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation, with which he has been associated since prior to 1991. He was formerly President of New York University and The New York Botanical Garden and Rector of the United Nations

____________________

1.  An "interested person" of the Fund as defined in the 1940
    Act.

University.  His address is 45 East 89th Street, New York, New
York 10128.



    CLIFFORD L. MICHEL, 57, is a member of the law firm of Cahill Gordon & Reindel since prior to 1991. He is President, Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining), Tempo Technology Corporation (manufacturer of abrasives), and Faber-Castell Corporation (writing products). His address is St. Bernard's Road, Gladstone, New Jersey 07934.



    DONALD J. ROBINSON, 62, was formerly a partner at Orrick, Herrington & Sutcliffe and is currently of counsel to that firm.



    ROBERT C. WHITE, 76, is currently an independent consultant. He was formerly a Vice President and Chief Financial Officer of the Howard Hughes Medical Institute with which he has been associated since prior to 1991. He is also a Trustee of St. Clair Fixed Income Fund, St. Clair Tax-Free Fund and St. Clair Equity Fund (registered investment companies) and a Director of MEDSTAAT Systems, Inc. (health care information) His address is 30835 River Crossing, Bingham Farms, Michigan 48025.


Officers

    JOHN D. CARIFA, (see biography, above).

    ANDREW M. ARAN, Senior Vice President, 38, is a Vice President, Global Fixed Income Research of ACMC, with which he has been associated since 1991. Prior thereto he was a Vice President of PaineWebber, Inc. from June 1991 through March 1991 and a Vice President of Citicorp from November 1989 through June 1991 and a Senior Vice President of Standard & Poor's U.S. Financial Institutions Rating Group, with which he was associated since prior to 1991.

    ALAN E. LEVI, Senior Vice President, 37, has been a Senior
Vice President and director of equity research since prior to 1991. Since 1992, he has served as a director and Treasurer of the New York Society of Security Analysts.

    GREGORY G. ALLISON, Vice President, 32, joined Alliance in January 1995 after receiving an M.B.A. from Columbia University. Mr. Allison worked at Gabelli & Company as a research analyst while attending business school. Mr. Allison was employed in research and sales capacities at Yamaichi International, Dean Witter Reynolds and Prudential Bache Capital Funding since prior to 1991.

    THOMAS BARDONG, Vice President, 51, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1991.

    EDMUND P. BERGAN, JR., Secretary, 45, is Senior Vice
President and General Counsel of AFD and Alliance Fund Services,
Inc. and a Vice President and Assistant General Counsel of ACMC, with which he has been associated since prior to 1991.


    DOMENICK PUGLIESE, Assistant Secretary, 35, is a Vice
President and Assistant General Counsel of Alliance Fund
Services, Inc. with which he has been associated since May 1995.
Previously, he was Vice President and Counsel, Concord Holding
Corporation, since 1994, Vice President and Associate General
Counsel of Prudential Securities since 1991.



    MARK D. GERSTEN, Treasurer and Chief Financial Officer, 45, is a Senior Vice President of Alliance Fund Services, Inc., with which he has been associated since prior to 1991.



    VINCENT S. NOTO, Controller, 31, is a Vice President of
Alliance Fund Services, Inc., with which he has been associated since prior to 1991.


    JOSEPH J. MANTINEO, Assistant Controller, 36, has been a
Manager, Mutual Funds, Alliance Fund Services, Inc. since 1992.
He was formerly Supervisor in International Mutual Fund
Accounting since prior to 1991.


    PHYLLIS CLARKE, Assistant Controller, 35, is an Accounting
Manager of Mutual Funds for Alliance Fund Services, Inc., with which she has been associated with since prior to 1991.


    The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 1995, the aggregate compensation paid to each of the Directors during calendar year 1995 by all of the funds to which the Adviser provides investment advisory services (collectively, the

"Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                   Total Number
                                                   of Funds in
                                                   the Alliance
                                   Total           Complex,
                                   Compensation    Including the
                                   From the        Fund, as to
                                   Alliance Fund   which the
                   Aggregate       Complex,        Director is a
Name of Director   Compensation    Including the   Director or
of the Fund        From the Fund   Fund            Trustee
________________   _____________   _____________   ______________

John D. Carifa          $  -0-           $  -0-          50
Ruth Block              $3,765         $159,000          37
David H. Dievler        $3,767         $179,200          43
John H. Dobkin          $3,958         $117,200          30
William H. Foulk, Jr.   $3,958         $143,500          31
Dr. James M. Hester     $3,765         $156,000          38
Clifford L. Michel      $3,390         $131,500          37
Donald J. Robinson      $  -0-         $ 66,500          38
Robert C. White         $3,776         $133,200          36

    As of September 20, 1996, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.



________________________________________________________________

                      EXPENSES OF THE FUND
________________________________________________________________

Distribution Services Agreement


    The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund=s shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act (the "Rule 12b-1 Plan").



    Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.


    Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not interested persons of the Fund (as defined in the 1940 Act) are committed to the discretion of such disinterested Directors then in office.


    The Agreement became effective on September 28, 1993 with respect to Class A shares and Class B shares, was amended as of April 30, 1993 to permit the distribution of an additional class of shares, Class C shares and again on July 16, 1996 to permit the distribution of Advisor Class shares.


    The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

    During the Fund's fiscal year ended November 30, 1995, with respect to Class A shares, the Fund paid distribution services fees for expenditures under the Agreement, in the aggregate amount of $7,027 which constituted approximately .30% of the Fund's average daily net assets attributable to the Class A shares during the period, and the Manager made payments from its own resources as described above, aggregating $58,031. Of the $65,058 paid by the Fund and the Manager under the Plan, with respect to the Class A shares, $8,804 was spent on advertising, $369 on the printing and mailing of prospectuses for persons other than current shareholders, $26,445 for compensation to broker-dealers and other financial intermediaries (including, $21,056 to the Fund's Principal Underwriter), $664 for compensation to sales personnel and, $28,776 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

    During the Fund's fiscal year ended November 30, 1995, with respect to Class B shares, the Fund paid distribution services fees for expenditures under the Agreement, in the aggregate amount of $62,638 which constituted approximately 1.0% of the Fund's average daily net assets attributable to the Class B shares during the period, and the Manager made payments from its own resources as described above, aggregating $495,107. Of the $557,745 paid by the Fund and the Manager under the Plan, with respect to the Class B shares, $39,374 was spent on advertising, $9,753 on the printing and mailing of prospectuses for persons other than current shareholders, $343,447 for compensation to broker-dealers and other financial intermediaries (including, $89,572 to the Fund's Principal Underwriter), $11,015 for compensation to sales personnel and, $138,969 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $15,187 on interest on Class B share financing.

    During the Fund's fiscal year ended November 30, 1995, with respect to Class C shares, the Fund paid distribution services fees for expenditures under the Agreement, in the aggregate amount of $33,529 which constituted approximately 1.0% of the Fund's average daily net assets attributable to the Class C shares during the period, and the Manager made payments from its own resources as described above, aggregating $57,080. Of the $90,609 paid by the Fund and the Manager under the Plan, with respect to the Class C shares, $7,801 was spent on advertising, $1,182 on the printing and mailing of prospectuses for persons other than current shareholders, $47,554 for compensation to broker-dealers and other financial intermediaries (including, $14,211 to the Fund's Principal Underwriter), $117 for compensation to sales personnel and, $33,955 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

    The Agreement will continue in effect until July 31, 1997 and thereafter for successive twelve-month periods (computed from each August 1) with respect to each class of the Fund, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this agreement or interested persons, as defined in the 1940 Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently continuance of the Agreement until July 31, 1997 was approved by a vote, cast in person of the Directors including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on July 16, 1996.


    In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.


    All material amendments to the Agreement must be approved by a majority vote of the Directors or of the holders of the Fund's outstanding voting securities, voting separately by class, and in either case by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that a particular class may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class or classes affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class, or by a majority vote of the Directors who are not "interested persons" as defined in the 1940 Act, or
(b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement


    Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares reflecting the additional costs associated with the Class B and Class C contingent deferred sales charge. For the fiscal year ended November 30, 1995, the Fund paid Alliance Fund Services, Inc. $17,232 for transfer agency services.


________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

    The following information supplements that set forth in the Portfolio's Prospectus under the heading "Purchase of Shares--How to Buy Shares."

General


    Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.



    Investors may purchase and hold Advisor Class shares of the Fund solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the sponsor, or its affiliate or agent,
(ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets or (iii) by investment advisory clients of Adviser, (iv) by present directors or trustees of any registered investment company to which the Adviser provides investment advisory services, or (v) by the categories of investors described in clauses (i), (ii) and (iii) below under "- Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, all of whom are not eligible to purchase and hold Advisor Class shares).



    If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Advisor Class Prospectus and this Statement of Additional Information. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.





    Investors may purchase shares of the Fund either through selected dealers, agents or financial representatives or directly through the Principal Underwriter. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares. Shares may also be sold in foreign countries where permissible. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


    The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.



    The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

    The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

    Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.


    Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.


    In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United

States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.



    Class A, Class B , Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than do Class A and Advisor Class shares,(iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately on such proposal by class and
(v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.



    The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.



    Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares2



____________________

2. Advisor Class shares are sold only to investors described above in this section under "--General."

    Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.



    Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.


    Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year period and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee, to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.


    Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.



    During the Fund's fiscal years ended November 30, 1995, 1994 and 1993, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $41,301, $28,243 and $-0-, respectively. Of that amount, the Principal Underwriter received the amount of $1,910, $661 and $0, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal year ended November 30, 1995, the Principal Underwriter received $18,202 in contingent deferred sales charges with respect to Class B share redemptions.

Class A Shares



    The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                   Discount Or
                                                   Commission
                                  As % of          To Dealers
                   As % of        the Public       Or Agents
Amount of          Net Amount     Offering         As % of
Purchase           Invested       Price            Offering Price
_________          __________     __________       ______________

Less than
     $100,000      4.44%          4.25%            4.00%
$100,000 but
     less than
     250,000       3.36           3.25             3.00
250,000 but
     less than
     500,000       2.30           2.25             2.00
500,000 but
     less than
     1,000,000*    1.78           1.75             1.50


____________________
*There is no initial sales charge on transactions of $1,000,000 or more.


    With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers and agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.



    No initial sales charge is imposed on Class A shares issued
(i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares- -Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on September 13, 1996.

         Net Asset Value per Class A share
              at September 13, 1996                 $10.09

         Class A Per Share Sales Charge -
              4.25% of offering price
              (4.46% of net asset value
              per share)                            $  .45
                                                    ______

         Class A Per Share Offering Price to
              the Public                            $10.54
                                                    ======



    Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.


    Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves, Inc.
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity  Fund, Inc.
Alliance Short- Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios.
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

    Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

    Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

       (i)    the investor's current purchase;

      (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and



     (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

    For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

    To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.


    Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.



    Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).



    The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.


    Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the

Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.


    Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.



    Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used more than once in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.


    Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) and without any contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates;
(ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are made for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services; (v) persons who establish to the Principal Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

   Class B Shares

    Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.



    Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.



    Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


    To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

    The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

             Contingent Deferred Sales Charge as a %
              of Dollar Amount Subject to Charge

                     Shares Purchased    Shares Purchased
Years                     before            on or after
Since Purchase      November 19, 1993    November 19, 1993

Less than one             5.00%                4.00%
One                       4.00%                3.00%
Two                       3.00%                2.00%
Three                     2.50%                1.00%
Four                      1.00%                None
Five or more              None                 None





    In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.



    The contingent deferred sales charges is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systemic Withdrawal Plan" below).



    Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.


    For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.


    The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.



    Class C Shares. Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or as long as the shares are held for one year or more, upon redemption.
Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.



    Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."



    In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions)and, second, of shares held longest during the time they are subject to the sales charge.



    Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Conversion of Advisor Class Shares to Class A Shares

    Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or the plan through which the shareholder acquired the shares, (ii) the fee-based program or plan no longer satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (iii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a conversion event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.



    The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________


    The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Share-- How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.


Redemption


    Subject only to the limitations described below, the Fund redeems the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.



    The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

    Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.



    To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.


    To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

    Telephone Redemption By Electronic Funds Transfer.


    Each Fund shareholder is entitled to request redemption by electronic funds transfer once in any 30 day period (except for certain omnibus accounts) of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000, (except for certain omnibus accounts) and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.



    Telephone Redemption By Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.



    Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    Repurchase


    The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.


General

    The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
_______________________________________________________________


    The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.


Automatic Investment Program

    Investors may purchase shares of the Fund through an automatic investment program utilizing Electronic Funds Transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege


    You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.



    Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.



    Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the fund for Advisor Class shares of the fund, exchanges of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days written notice.


    All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

    Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.


    Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

    A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.



    None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

    The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

    The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "Literature" telephone number on the cover of this Statement of Additional Information, or write to:

                   Alliance Fund Services, Inc.
                   Retirement Plans
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

    Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

    Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.


    If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $5 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.


    Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

    403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

    The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

    Distributions from retirement plans are subject to certain
Code requirements in addition to normal redemption procedures.
For additional information please contact Alliance Fund Services, Inc.
Dividend Direction Plan


    A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund accounts, a Class A, Class B Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

    General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.


    Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.


    Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

    Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

    CDSC Waiver for Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.



    With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares July 1, 1995 that are held the longest will be redeemed next. Redemptions of Class B shares July 1, 1995 in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.


    With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.


Statements and Reports

    Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, Price Waterhouse LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

    Shares of the Fund will be priced at the net asset value per share next determined after receipt of a purchase or redemption order. The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) following receipt of a purchase or a redemption order on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of the Fund's shares and on such other days as the Directors of the Fund deem necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. The net asset value is calculated at the close of business on each Fund business day.

    Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean of the closing bid and asked prices provided by the principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options will be valued at market value or fair value if no market exists. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Fund's Board of Directors determines that this method does not represent fair value).

    For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. Dollar last quoted by a major bank that is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service which takes into account the quotes provided by a number of such major banks.

    The assets belonging to the Class A shares, Class B shares, Class C and the Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class.


_______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

General

    The Fund qualified for the fiscal year ended November 30, 1995 and intends to qualify in the future to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency;
(ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition within three months of their acquisition by the Fund of stocks, securities, options, futures or forward contracts and foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); and (iii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies). These requirements will limit the Fund's ability to write and purchase options, to purchase and sell futures contracts, to enter into interest rate swaps and to purchase or sell interest rate caps or floors.

    If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

    The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year,
(ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 (or November 30 if elected by the Fund) of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

    The Fund intends to make timely distributions of the Fund's income so that the Fund will not be subject to federal income or excise taxes.

    The information set forth in the following discussion relates solely to the significant United States federal income tax consequences of dividends and distributions by the Fund and of sales or redemptions of Fund shares, and assumes that the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of the Fund, including the effect and applicability of federal, state and local tax laws to their own particular situation and the possible effects of changes therein.

    Dividends and Distributions. The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

    The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its shareholders will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his Fund shares. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

    After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

    It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

    Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. However, if a shareholder has held shares in the Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

    Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

    Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other types of shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

    Foreign Taxes. Income received by the Fund also may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. If the Fund is unable to pass through to its shareholders the amount of foreign taxes paid by the Fund, the Fund will be entitled to claim a deduction of such taxes for United States federal income tax purposes. However, any such taxes will reduce the income available for distribution to the Fund's shareholder.

United States Federal Income Taxation of the Fund

    The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

    Currency Fluctuations--"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

    Options and Futures Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to holders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

    The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

    With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

    Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

    Tax Straddles. Any option, futures contract, forward foreign currency contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. The Treasury Department has issued proposed regulations which, if adopted, would treat interest rate swaps, caps and floors entered into or purchased by the Fund as positions which may also constitute part of a straddle for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

_______________________________________________________________

                     PORTFOLIO TRANSACTIONS
_______________________________________________________________

    Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

    Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

    The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

    The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed.
Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

    The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.


    The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commission. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section

17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

    During the fiscal years ended November 30, 1995 and 1994 and the period from October 18, 1993 (commencement of operations) through November 30, 1993, the Fund incurred brokerage commissions amounting in the aggregate to $92,322, $11,345 and $551, respectively. During the fiscal year ended November 30, 1995, 1994 and the period from October 18, 1993 (commencement of operations) through November 30, 1993, brokerage commissions amounting in the aggregate to $-0-, $-0- and $-0-, respectively, were paid to DLJ and brokerage commission amounting in the aggregate to $-0-, $-0- and $-0-, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended November 30, 1995, the brokerage commissions paid to DLJ constituted -0-% of the Fund's aggregate brokerage commission and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted -0-% of the Fund's aggregate brokerage commissions. During the fiscal year ended November 30, 1995, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, -0-% were effected through DLJ and -0-% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended November 30, 1995, transactions in portfolio securities of the Fund aggregating $45,750,184 with associated brokerage commissions of approximately $92,322 were allocated to persons or firms supplying research services to the Fund or the Adviser.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

Capitalization


    The Fund was organized as a corporation in Maryland in 1993. The authorized Capital Stock of the Fund consists of 3,000,000,000 shares of Class A common stock , 3,000,000,000 shares of Class B common stock, 3,000,000,000 shares of Class C common stock and 3,000,000,000 shares of Advisor Class common stock, each having $.001 par value.

    All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.



    At September 20, 1996 there were 1,971,210 shares of common stock of the Fund outstanding including 306,501 Class A shares, 1,266,957 Class B shares, 397,752 Class C shares and no Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of September 20, 1996:

                   No. of    % of      % of      % of
                   Shares    Class A   Class B   Class C

Name and Address

Merrill Lynch      131,739   42.96%
4800 Deerlake Rd.  579,477             45.74%
Jacksonville, FL   114,344                       28.75%
32246

Sharon O'Rourke    44,015                        11.07%
 Living Trust
5576 Palisades Dr.
Cincinnatti, OH
45230



Custodian

    State Street Bank and Trust Company, 225 Franklin Street,
Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter


    Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Under the Agreement in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.


Counsel


    Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel, , New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Accountants


    Price Waterhouse LLP, New York, New York, have been appointed as independent accountants for the Fund.


Performance Information

    From time to time the Fund states its "yield," "actual distribution rate" and "total return." Computed separately for each class, the Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Securities and Exchange Commission which provides for compounding on a semi-annual basis. The Fund's "actual distribution rate," which may be stated in sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The Fund's actual distribution rate is computed separately for Class A, Class B and Class C shares. Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one year (or the period since the Fund's inception) five-year and ten-year periods. The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

    Yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio, its average portfolio maturity and its expenses. Quotations of yield and total return do not include any provision for the effect of individual income taxes. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.


    The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The total investment return based on net asset value for Class A shares for the six months ended May 31, 1996 was 1.92%. The Fund's total investment return based on net asset value for Class B shares for the six months ended May 31, 1996 was 1.76%. The Fund's total investment return based on net asset value for Class C shares for the six months ended May 31, 1996 was 1.66%. The total investment return based on net asset value for Class A and Class B shares for the period from October 18, 1993 (commencement of distribution) through May 31, 1996 was 6.01% and 5.26%, respectively. The total investment return based on net asset value for Class C for the period from October 27, 1993 (commencement of distribution) through May 31, 1996 was 5.30%.


    Advertisements quoting performance ranking or ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information

    Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

PORTFOLIO OF INVESTMENTS
MAY 31, 1996 (UNAUDITED)                           ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS &OTHERINVESTMENTS-93.1%
UNITED STATES INVESTMENTS-76.4%
PUBLIC UTILITIES-76.4%
ELECTRIC-37.9%
Allegheny Power Systems, Inc.                    15,400      $   452,375
American Electric Power, Inc.                    14,200          569,775
Baltimore Gas & Electric Co.                      9,800          268,275
Carolina Power & Light Co.                       16,000          578,000
Central & South West Corp.                       21,500          593,937
CMS Energy Corp.                                 14,800          425,500
DPL, Inc.                                        11,000          247,500
FPL Group, Inc.                                  13,600          581,400
Houston Industries, Inc.                         26,000          568,750
Illinova Corp.                                   15,000          393,750
Ipalco Enterprises, Inc.                         17,400          437,175
New York State Electric & Gas Corp.              25,100          574,163
Pinnacle West Capital Corp.                       9,700          257,050
Portland General Corp.                           20,000          590,000
Public Service Company of New Mexico             32,400          607,500
Texas Utilities Co.                              14,100          576,337
                                                             ------------
                                                               7,721,487

GAS-0.9%
Enron Corp.                                       4,700          188,000

RAILROAD TRANSPORTATION-4.8%
Southern Pacific Rail Corp.*                     14,900          363,188
Union Pacific Corp.                               8,800          617,100
                                                             ------------
                                                                 980,288

TELEPHONE-32.8%
AirTouch Communications, Inc.*                   26,400         $841,500
AT & T Corp.                                     16,700        1,041,662
Brooks Fiber Properties, Inc.*                    3,900          131,625
DSC Communications Corp.*                        16,300          491,037
General Instrument Corp.*                         7,900          243,913
Glenayre Technologies, Inc.*                      8,900          438,325
MCI Communications Corp.                         20,400          594,150
Motorola, Inc.                                   10,300          687,525
Nynex Corp.                                       4,100          189,113
TCI Group, Series A*                             27,800          524,725
Telephone & Data Systems, Inc.                   10,700          466,787
U.S. Cellular Corp.*                             14,700          464,888
U.S. West Communications Group                   17,600          574,200
                                                             ------------
                                                               6,689,450

Total United States Investments
  (cost $15,308,864)                                          15,579,225

FOREIGN INVESTMENTS-16.7%
BRAZIL-3.9%
Light Participacoes, S.A.*(a)                 1,600,000           54,492
  Electric
Light Servicos de Eletricid, S.A.             1,600,000          525,694
  Electric
Telecomunicacoes Brasileiras, S.A. (ADR)          3,300          212,438
  Telephone Utility
                                                             ------------
                                                                 792,624

CANADA-1.0%
Northern Telecom, Ltd.                            3,900          211,575
  Telephone Utility


5



PORTFOLIO OF INVESTMENTS (CONTINUED)               ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
CHILE-0.9%
Compania de Telecomunicacion Chile (ADR)          2,100      $   191,625
  Telephone Utility

FINLAND-3.3%
Nokia Corp. (ADR)                                15,300          665,550
  Electronics

HONG KONG-0.9%
Consolidated Electric Power Asia (ADR)          100,000          171,894
  Electric & Gas Utility

KOREA-1.6%
Korea Electric Power Corp. (ADR)*                 8,390          321,566
  Electric

MEXICO-1.8%
Telefonos de Mexico, S.A. Series L (ADR)         11,200          369,600
  Telephone Utility

PERU-1.1%
Telefonica del Peru                             117,000          231,482
  Communication Services


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
SWEDEN-2.2%
Ericsson (L.M.) Telephone Co. (ADR)              19,200      $   442,800
  Telephone Utility
Total Foreign Investments
  (cost $3,334,009)                                            3,398,716
Total Common Stocks & Other Investments
  (cost $18,642,873)                                          18,977,941

SHORT-TERM INVESTMENTS-5.4%
Merrill Lynch & Co., Inc.
  5.32%, 6/07/96                                   $600          599,468
Prudential Funding Corp.
  5.29%, 6/06/96                                    500          499,633
Total Short-Term Investments
  (amortized cost $1,099,101)                                  1,099,101

TOTAL INVESTMENTS-98.5%
  (cost $19,741,974)                                          20,077,042
Other assets less liabilities-1.5%                               299,484

NET ASSETS-100%                                              $20,376,526


*    Non-income producing security.

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1996, this security amounted to $54,492 or .27% of net assets.

     Glossary:
     ADR - American Depository Receipt

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1996 (UNAUDITED)                           ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $19,741,974)           $20,077,042
  Cash, at value (cost $83,482)                                         77,260
  Receivable for capital stock sold                                    193,288
  Deferred organization expenses                                        75,750
  Dividends receivable                                                  34,317
  Receivable from Adviser                                               18,324
  Total assets                                                      20,475,981

LIABILITIES
  Distribution fee payable                                              14,940
  Payable for capital stock redeemed                                     4,761
  Accrued expenses and other liabilities                                79,754
  Total liabilities                                                     99,455

NET ASSETS                                                         $20,376,526

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $     1,984
  Additional paid-in capital                                        19,020,297
  Distributions in excess of net investment income                    (354,147)
  Accumulated net realized gain on investments and foreign
    currency denominated assets and liabilities                      1,379,546
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                        328,846
                                                                   ------------
                                                                   $20,376,526

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($2,911,280/
    283,213 shares of capital stock issued and outstanding)             $10.28
  Sales charge-4.25% of public offering price                              .46
  Maximum offering price                                                $10.74

  CLASS B SHARES
  Net asset value and offering price per share($12,933,506/
    1,259,650 shares of capital stock issued and outstanding)           $10.27

  CLASS C SHARES
  Net asset value, redemption and offering price per share($4,531,740
    /440,807 shares of capital stock issued and outstanding)            $10.28


See notes to financial statements.


7



STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1996 (UNAUDITED)          ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld $3,714)      $ 232,939
  Interest                                                 35,352   $  268,291

EXPENSES
  Advisory fee                                             71,111
  Distribution fee - Class A                                4,321
  Distribution fee - Class B                               61,186
  Distribution fee - Class C                               19,225
  Administrative                                           55,859
  Custodian                                                45,223
  Audit and legal                                          29,939
  Registration                                             21,800
  Amortization of organization expenses                    21,140
  Transfer agency                                          17,255
  Director's fees                                          13,082
  Printing                                                  3,463
  Miscellaneous                                             4,673
  Total expenses                                          368,277
  Less: expenses waived and assumed by the Adviser
    (Note B)                                             (171,159)
  Net expenses                                                         197,118
  Net investment income                                                 71,173

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                   1,179,491
  Net realized loss on foreign currency denominated
    assets and liabilities                                              (1,437)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                       (711,584)
    Foreign currency denominated assets and liabilities                   (136)
  Net gain on investments                                              466,334

NET INCREASE IN NET ASSETS FROM OPERATIONS                            $537,507


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS                 ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

                                                  SIX MONTHS ENDED
                                                      MAY 31,1996   YEAR ENDED
                                                      (UNAUDITED)  NOV. 30,1995
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                              $    71,173   $   228,785
  Net realized gain on investments and foreign
    currency transactions                              1,178,054       548,961
  Net changes in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities         (711,720)    1,340,494
  Net increase in net assets from operations             537,507     2,118,240

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                              (72,812)     (101,893)
    Class B                                             (272,402)     (236,075)
    Class C                                              (80,106)     (137,196)

CAPITAL STOCK TRANSACTIONS
  Net increase                                         3,028,671     9,520,734
  Total increase                                       3,140,858    11,163,810

NET ASSETS
  Beginning of year                                   17,235,668     6,071,858
  End of period                                      $20,376,526   $17,235,668


See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
MAY 31, 1996 (UNAUDITED)                           ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Utility Income Fund, Inc. (the "Fund") organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are currently sold without an initial or contingent deferred sales charge. Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after puchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of the significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the last bid price quoted at the regular close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $189,000 have been deferred and are being amortized on a straight-line basis through October, 1998.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net foreign exchange losses represents foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation of investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.


10



                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

7. CONCENTRATION OF RISK
The investments in utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P., an advisory fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Adviser believes that the most restrictive expense limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. For the six months ended May 31, 1996 the Adviser voluntarily agreed to waive its Advisory fees and bear certain expenses so that total expenses do not exceed an annual basis of 1.50%, 2.20% and 2.20% of the daily average net assets for the Class A, Class B and Class C shares, respectively. For the six months ended May 31, 1996, such reimbursement amounted to $171,159. Pursuant to the Advisory Agreement, the Fund paid $55,859 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 1996. The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $10,176. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $714 from the sale of Class A shares and $9,397 in contingent deferred sales charges were imposed upon redemptions by shareholders of Class B shares for the six months ended May 31, 1996.

Brokerage commissions paid on securities transactions for the six months ended May 31, 1996, amounted to $26,566, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., ("DLJ") an affiliate of the Adviser, nor to DLJ directly.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $959,214 and $340,945 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, (excluding short-term investments), aggregated $8,844,570 and $6,604,123, respectively, for the six months ended May 31, 1996. At May 31, 1996, the cost of securities for federal income tax purposes was $19,766,586. Accordingly, gross unrealized appreciation of investments was $1,208,305 and gross unrealized depreciation of investments was $897,849, resulting in net unrealized appreciation of $310,456 excluding foreign currency.

NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                      MAY 31,1996   NOVEMBER 30,   MAY 31,1996    NOVEMBER 30,
                      (UNAUDITED)       1995       (UNAUDITED)        1995
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold               58,264       280,485      $  592,906     $ 2,562,935
Shares issued in
  reinvestment of
  dividends                3,222         5,656          32,354          52,789
Shares converted from
  Class B to Class A       2,362            -0-         24,066              -0-
Shares redeemed          (49,633)     (136,178)       (502,177)     (1,281,378)
Net increase              14,215       149,963      $  147,149     $ 1,334,346

CLASS B
Shares sold              404,029     1,060,967      $4,132,352     $10,085,756
Shares issued in
  reinvestment of
  dividends               11,474        13,786         115,294         130,190
Shares converted from
  Class B to Class A      (2,361)           -0-        (24,066)             -0-
Shares redeemed         (230,916)     (259,756)     (2,347,208)     (2,433,366)
Net increase             182,226       814,997      $1,876,372     $ 7,782,580

CLASS C
Shares sold              167,134       152,939      $1,703,025     $ 1,435,226
Shares issued in
  reinvestment of
  dividends                6,443        12,020          64,785         112,263
Shares redeemed          (75,387)     (117,943)       (762,660)     (1,143,681)
Net increase              98,190        47,016      $1,005,150     $   403,808


12



FINANCIAL HIGHLIGHTS                               ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    CLASS A
                                            -----------------------------------------------------
                                             SIX MONTHS                              OCTOBER 18,
                                                ENDED      YEAR ENDED NOVEMBER 30,   1993(F) TO
                                            MAY 31, 1996   ------------------------  NOVEMBER 30,
                                             (UNAUDITED)       1995         1994         1993
                                            -------------  -----------  -----------  ------------
Net asset value, beginning of period          $10.22         $ 8.97       $ 9.92       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (d)                        .07(c)         .27(c)       .42          .02
Net realized and unrealized gain (loss)
  on investments                                 .25           1.43         (.89)        (.10)
Net increase (decrease) in net asset
  value from operations                          .32           1.70         (.47)        (.08)

LESS: DISTRIBUTIONS
Dividends from net investment income            (.26)          (.45)        (.48)          -0-
Net asset value, end of period                $10.28         $10.22       $ 8.97       $ 9.92

TOTAL RETURN
Total investment return based on net
  asset value (a)                               3.24%         19.58%       (4.86)%       (.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)      $2,911         $2,748       $1,068         $229
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.50%(b)       1.50%        1.50%        1.50%(b)
  Expenses, before waivers/reimbursements       3.28%(b)       4.86%       13.72%      145.63%(b)
  Net investment income, net of waivers/
    reimbursements                              1.34%(b)       2.48%        4.13%        2.35%(b)
Portfolio turnover rate                           38%           162%          30%          11%
Average commission rate (e)                   $.0528          $  -0-       $  -0-       $  -0-


See footnote summary on page 15.


13



FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    CLASS B
                                            -----------------------------------------------------
                                             SIX MONTHS                              OCTOBER 18,
                                                ENDED      YEAR ENDED NOVEMBER 30,   1993(F) TO
                                            MAY 31, 1996   ------------------------  NOVEMBER 30,
                                             (UNAUDITED)       1995         1994         1993
                                            -------------  -----------  -----------  ------------
Net asset value, beginning of period          $10.20         $ 8.96       $ 9.91       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (d)                        .04(c)         .18(c)       .37          .01
Net realized and unrealized gain (loss)
  on investments                                 .26           1.45         (.91)        (.10)
Net increase (decrease) in net asset
  value from operations                          .30           1.63         (.54)        (.09)

LESS: DISTRIBUTIONS
Dividends from net investment income            (.23)          (.39)        (.41)          -0-
Net asset value, end of period                $10.27         $10.20       $ 8.96       $ 9.91

TOTAL RETURN
Total investment return based on net
  asset value (a)                               3.02%         18.66%       (5.59)%       (.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)     $12,934        $10,988       $2,353         $244
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.20%(b)       2.20%        2.20%        2.20%(b)
  Expenses, before waivers/reimbursements       3.99%(b)       5.34%       14.42%      133.62%(b)
  Net investment income, net of waivers/
    reimbursements                               .64%(b)       1.60%        3.53%        2.84%(b)
Portfolio turnover rate                           38%           162%          30%          11%
Average commission rate (e)                   $.0528          $  -0-       $  -0-       $  -0-


See footnote summary on page 15.


14



                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    CLASS C
                                            -----------------------------------------------------
                                             SIX MONTHS                              OCTOBER 27,
                                                ENDED      YEAR ENDED NOVEMBER 30,   1993(F) TO
                                            MAY 31, 1996   ------------------------  NOVEMBER 30,
                                             (UNAUDITED)       1995         1994         1993
                                            -------------  -----------  -----------  ------------
Net asset value, beginning of period          $10.22         $ 8.97       $ 9.92       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (d)                        .06(c)         .18(c)       .39          .01
Net realized and unrealized gain (loss)
  on investments                                 .23           1.46         (.93)        (.09)
Net increase (decrease) in net asset
  value from operations                          .29           1.64         (.54)        (.08)

LESS: DISTRIBUTIONS
Dividends from net investment income            (.23)          (.39)        (.41)          -0-
Net asset value, end of period                $10.28         $10.22       $ 8.97       $ 9.92

TOTAL RETURN
Total investment return based on net
  asset value (a)                               2.92%         18.76%       (5.58)%       (.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)      $4,532         $3,500       $2,651          $18
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.20%(b)       2.20%        2.20%        2.20%(b)
  Expenses, before waivers/reimbursements       4.00%(b)       5.99%       14.42%      148.03%(b)
  Net investment income, net of waivers/
    reimbursements                               .66%(b)       1.88%        3.60%        3.08%(b)
Portfolio turnover rate                           38%           162%          30%          11%
Average commisson rate (e)                    $.0528          $  -0-       $  -0-       $  -0-


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for period of less than one year is not annualized.

(b)  Annualized.

(c)  Based on average shares outstanding.

(d)  Net of fee waived and expenses reimbursed by the Adviser.

(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(f)  Commencement of distributions.

PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995                                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES         VALUE
----------------------------------------------------------------------
COMMON & PREFERRED STOCKS AND
  OTHER INVESTMENTS-94.4%
UNITED STATES INVESTMENTS-82.4%
PUBLIC UTILITIES-79.7%
ELECTRIC-37.2%
Allegheny Power Systems, Inc.                    12,300    $   341,325
Baltimore Gas & Electric Co.                     20,600        548,475
CMS Energy Corp.                                  5,900        160,775
DPL, Inc.                                        16,900        405,600
FPL Group, Inc.                                  19,000        824,125
Houston Industries Inc.                          13,100        599,325
New York State Electric & Gas Corp.              32,100        834,600
Oklahoma Gas & Electric Co.                      14,000        567,000
Peco Energy Capital LP cv. pfd.                   4,400        117,700
Pinnacle West Capital Corp.                       5,200        141,700
Portland General Corp.                           20,800        587,600
Public Service Company of New Mexico*            47,600        838,950
Texas Utilities Co.                              11,500        442,750
                                                             6,409,925

GAS-1.0%
Enron Corp.                                       4,700        176,250

RAILROAD TRANSPORTATION-1.0%
Union Pacific Corp.                               2,600        176,150

TELEPHONE-40.5%
AirTouch Communications, Inc.*                   27,200        792,200
AT & T Corp.                                     17,900      1,181,400
DSC Communications Corp.*                        16,300        645,887
General Instrument Corp.*                        14,900        381,812
MCI Communications Corp.                         27,000        722,250
Motorola, Inc.                                    7,700        471,625
Nynex Corp.                                       7,100        352,338
Scientific-Atlanta, Inc.                         13,200        209,550
Tele-Communications, Inc. Cl.A                   27,800        514,300
Telephone & Data Systems, Inc.                    3,900        148,688
Tellabs, Inc.*                                    4,500        176,625
U.S. West Communications Group                   17,600        550,000
U.S. West, Inc.*                                 17,600        316,800
United States Cellular Corp.*                    14,700        514,500
                                                             6,977,975
                                                            13,740,300


ENERGY-2.7%
OIL SERVICES-2.7%
Western Atlas, Inc.*                              9,500        454,813

Total United States Investments
  (cost $13,167,136)                                        14,195,113


FOREIGN INVESTMENTS-12.0%
ARGENTINA-1.6%
MetroGas S.A. (ADR)                              20,300        180,163
  Gas
Telecom Argentina S.A. (ADR)(a)                   2,200         96,250
  Telephone Utility
                                                               276,413

CANADA-2.8%
Northern Telecom, Ltd.                           11,100        448,162
  Telephone Utility
Canadian National Railway Co.                     2,800         42,000
  Railroad Transportation
                                                               490,162

CHILE-3.2%
Compania Telecomunicacion Chile (ADR)             4,700        338,987
  Telephone Utility
Enersis S.A. (ADR)*                               8,000        205,000
  Electric & Gas Utility
                                                               543,987


6



                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES         VALUE
----------------------------------------------------------------------
FINLAND-3.7%
Nokia Corp. (ADR)                                11,700    $   634,725
  Electronics
KOREA-0.7%
Korea Electric Power Corp. (ADR)*                 5,300        129,188
  Electric
Total Foreign Investments
  (cost $2,055,800)                                          2,074,475

Total Common & Preferred
  Stocks and Other Investments
  (cost $15,222,936)                                        16,269,588


                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)         VALUE
----------------------------------------------------------------------
SHORT TERM INVESTMENT-1.7%
Federal Home Loan Mortgage Corp.
  5.80%, 12/01/95
  (amortized cost $300,000)                        $300    $   300,000

TOTALINVESTMENTS-96.1%
  (cost $15,522,936)                                        16,569,588
Other assets less liabilities-3.9%                             666,080

NETASSETS-100%                                             $17,235,668


*   Non-income producing security.

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1995, these securities amounted to $96,250 or 0.6% of net assets.

    Glossary:
    ADR - American Depository Receipt

    See notes to financial statements.


7

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995                                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $15,522,936)            $16,569,588
  Cash, at value (cost $54,864)                                          48,778
  Receivable for investment securities sold                             415,829
  Receivable from Adviser                                               144,368
  Receivable for capital stock sold                                     126,459
  Deferred organization expenses                                         96,891
  Dividends and interest receivable                                      34,296
  Total assets                                                       17,436,209

LIABILITIES
  Payable for capital stock redeemed                                     64,461
  Distribution fee payable                                               12,101
  Accrued expenses                                                      123,979
  Total liabilities                                                     200,541

NET ASSETS                                                          $17,235,668

COMPOSITION OF NET ASSETS
  Capital stock, at par                                             $     1,689
  Additional paid-in capital                                         15,991,921
  Accumulated net realized gain on investments and foreign
    currency denominated assets and liabilities                         201,492
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                       1,040,566
                                                                    $17,235,668

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($2,747,815/
    268,998 shares of capital stock issued and outstanding)              $10.22
  Sales charge-4.25% of public offering price                               .45
  Maximum offering price                                                 $10.67

  CLASS B SHARES
  Net asset value and offering price per share($10,988,019/
    1,077,424 shares of capital stock issued and outstanding)            $10.20

  CLASS C SHARES
  Net asset value, redemption and offering price per share($3,499,834
    /342,617 shares of capital stock issued and outstanding)             $10.22


See notes to financial statements.


8



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995                       ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld $4,067)      $ 426,913
  Interest                                                 48,573   $  475,486

EXPENSES
  Advisory fee                                             89,692
  Distribution fee - Class A                                7,027
  Distribution fee - Class B                               62,638
  Distribution fee - Class C                               33,529
  Administrative                                          150,627
  Custodian                                                66,756
  Audit and legal                                          60,619
  Registration                                             51,445
  Amortization of organization expenses                    48,881
  Transfer agency                                          29,596
  Director's fees                                          25,844
  Printing                                                 22,094
  Total expenses                                          648,748
  Less: expenses waived and assumed by the Adviser
    (Note B)                                             (402,047)
  Net expenses                                                         246,701
  Net investment income                                                228,785

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                     549,820
  Net realized loss on foreign currency denominated
    assets and liabilities                                                (859)
  Net change in unrealized depreciation of:
    Investments                                                      1,346,580
    Foreign currency denominated assets and liabilities                 (6,086)
  Net gain on investments                                            1,889,455

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $2,118,240


See notes to financial statements.


9



STATEMENT OF CHANGES IN NET ASSETS                 ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

                                                       YEAR ENDED   YEAR ENDED
                                                         NOV. 30,     NOV. 30,
                                                           1995         1994
                                                      ------------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                               $   228,785   $  133,020
  Net realized gain (loss) on investments and
    foreign currency transactions                         548,961     (102,949)
  Net change in unrealized depreciation of
    investments and foreign currency denominated
    assets and liabilities                              1,340,494     (299,065)
  Net increase(decrease)in net assets from operations   2,118,240     (268,994)

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                              (101,893)     (39,724)
    Class B                                              (236,075)     (65,322)
    Class C                                              (137,196)     (42,339)

CAPITAL STOCK TRANSACTIONS
  Net increase                                          9,520,734    5,996,770
  Total increase                                       11,163,810    5,580,391

NET ASSETS
  Beginning of year                                     6,071,858      491,467
  End of year                                         $17,235,668   $6,071,858



See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995                                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Utility Income Fund, Inc. (the 'Fund') organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A and B shares commenced operations on October 18, 1993 and Class C shares distribution commenced on October 27, 1993. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of the significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the last bid price quoted at the regular close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $189,000 have been deferred and are being amortized on a straight-line basis through October, 1998.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net foreign exchange gains of $11,900 represents foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized depreciation of investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

To reflect reclassifications arising from permanent book/tax differences for the year ended November 30, 1995, $246,379 was reclassified from accumulated net realized gain on investments and foreign currency denominated assets and liabilities to distributions in excess of net investment income.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P., an advisory fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. For the same period the Adviser voluntarily agreed to waive it's fees. In addition, the Adviser agreed to reimburse the Fund for operating expenses. Such fees and expenses amounted to $402,047. Pursuant to the Advisory Agreement, the Fund paid $150,627 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November30, 1995. The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $17,232. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $41,301 from the sale of Class A shares and $18,202 in contingent deferred sales charges were imposed upon redemptions by shareholders of Class B shares for the year ended November 30, 1995.

Brokerage commissions paid on securities transactions for the year ended November 30, 1995, amounted to $92,322, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., ('DLJ') an affiliate of the Adviser, nor to DLJ directly.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and C shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $725,771 and $293,252 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, (excluding short-term investments), aggregated $27,313,624 and $18,436,560, respectively, for the year ended November 30, 1995. At November 30, 1995, the cost of securities for federal income tax purposes was $15,563,993. Accordingly, gross unrealized appreciation of investments was $1,610,400 and gross unrealized depreciation of investments was $604,805, resulting in net unrealized appreciation of $1,005,595.

The Fund fully utilized its capital loss carryforward of $101,090 to offset gain realized during the year ended November 30, 1995.


12



                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                     SHARES                   AMOUNT
                            ---------------------- ----------------------------
                            YEAR ENDED  YEAR ENDED   YEAR ENDED     YEAR ENDED
                              NOV. 30,   NOV. 30,      NOV. 30,       NOV. 30,
                                1995       1994          1995           1994
                            ----------  ----------  ------------  -------------
CLASS A
Shares sold                   280,485    155,996    $ 2,562,935     $1,525,830
Shares issued in
  reinvestment of
  dividends                     5,656      3,544         52,789         32,263
Shares redeemed              (136,178)   (63,588)    (1,281,378)      (616,988)
Net increase                  149,963     95,952    $ 1,334,346     $  941,105

CLASS B
Shares sold                 1,060,967    325,292    $10,085,756     $3,102,363
Shares issued in
  reinvestment of
  dividends                    13,786      5,345        130,190         48,378
Shares redeemed              (259,756)   (92,803)    (2,433,366)      (854,700)
Net increase                  814,997    237,834    $ 7,782,580     $2,296,041

CLASS C
Shares sold                   152,939    333,565    $ 1,435,226     $3,126,974
Shares issued in
  reinvestment of
  dividends                    12,020      2,937        112,263         26,528
Shares redeemed              (117,943)   (42,784)    (1,143,681)      (393,878)
Net increase                   47,016    293,718    $   403,808     $2,759,624


13



FINANCIAL HIGHLIGHTS                               ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                        CLASS A
                                                                  OCT. 18,1993*
                                          YEAR ENDED NOVEMBER 30,       TO
                                          -----------------------  NOVEMBER 30,
                                              1995         1994        1993
                                          ------------  ---------  ------------
Net asset value, beginning of period        $ 8.97       $ 9.92     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .27**(c)     .42**      .02**
Net realized and unrealized gain (loss)
  on investments                              1.43         (.89)      (.10)
Net increase (decrease) in net asset
  value from operations                       1.70         (.47)      (.08)

LESS: DISTRIBUTIONS
Dividends from net investment income          (.45)        (.48)        -0-
Net asset value, end of period              $10.22       $ 8.97     $ 9.92

TOTAL RETURN
Total investment return based on net
  asset value (a)                            19.58%       (4.86)%     (.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $2,748       $1,068       $229
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements     1.50%        1.50%      1.50%(b)
  Expenses, before waivers/reimbursements     4.44%       13.72%    145.63%(b)
  Net investment income, net of waivers/
    reimbursements                            2.48%        4.13%      2.35%(b)
  Net investment loss, before waivers/
    reimbursements                            (.46)%      (8.09)%  (141.77)%(b)
Portfolio turnover rate                        162%          30%        11%


See footnote summary on page 16.


14



                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                        CLASS B
                                                                  OCT. 18,1993*
                                          YEAR ENDED NOVEMBER 30,       TO
                                          -----------------------  NOVEMBER 30,
                                              1995         1994        1993
                                          ------------  ---------  ------------
Net asset value, beginning of period        $ 8.96       $ 9.91     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .18**(c)     .37**      .01**
Net realized and unrealized gain (loss)
  on investments                              1.45         (.91)      (.10)
Net increase (decrease) in net asset
  value from operations                       1.63         (.54)      (.09)

LESS: DISTRIBUTIONS
Dividends from net investment income          (.39)        (.41)        -0-
Net asset value, end of period              $10.20       $ 8.96     $ 9.91

TOTAL RETURN
Total investment return based on net
  asset value (a)                            18.66%       (5.59)%     (.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)   $10,988       $2,353       $244
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements     2.20%        2.20%      2.20%(b)
  Expenses, before waivers/reimbursements     6.52%       14.42%    133.62%(b)
  Net investment income, net of waivers/
    reimbursements                            1.60%        3.53%      2.84%(b)
  Net investment loss, before waivers/
    reimbursements                           (2.71)%      (8.69)%  (128.58)%(b)
Portfolio turnover rate                        162%          30%        11%


See footnote summary on page 16.


15



FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                        CLASS C
                                                                  OCT. 27,1993*
                                          YEAR ENDED NOVEMBER 30,       TO
                                          -----------------------  NOVEMBER 30,
                                              1995         1994        1993
                                          ------------  ---------  ------------
Net asset value, beginning of period        $ 8.97       $ 9.92     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .18**(c)     .39**      .01**
Net realized and unrealized gain (loss)
  on investments                              1.46         (.93)      (.09)
Net increase (decrease) in net asset
  value from operations                       1.64         (.54)      (.08)

LESS: DISTRIBUTIONS
Dividends from net investment income          (.39)        (.41)        -0-
Net asset value, end of period              $10.22       $ 8.97     $ 9.92

TOTAL RETURN
Total investment return based on net
  asset value (a)                            18.76%       (5.58)%     (.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $3,500       $2,651        $18
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements     2.20%        2.20%      2.20%(b)
  Expenses, before waivers/reimbursements     4.08%       14.42%    148.03%(b)
  Net investment income, net of waivers/
    reimbursements                            1.88%        3.60%      3.08%(b)
  Net investment loss, before waivers/
    reimbursements                            (.49)%      (8.62)%  (142.75)%(b)
Portfolio turnover rate                        162%          30%        11%


*   Commencement of distributions.
**  Net of fee waived and expenses reimbursed by the Adviser.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for period of less than one year is not annualized.

(b) Annualized.

(c) Based on average shares outstanding.


16



REPORT OF INDEPENDENT ACCOUNTANTS                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
ALLIANCE UTILITY INCOME FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Utility Income Fund, Inc. (the 'Fund') at November 30, 1995, the result of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended and for the period October 18, 1993 (commencement of operations) to November 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

New York, New York
January 16, 1996


17

        APPENDIX A:  DESCRIPTION OF OBLIGATIONS ISSUED OR
   GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

    Federal Farm Credit System Notes and Bonds -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

    Maritime Administration Bonds -- are bonds issued and provided by the Department of Transportation of the U.S.
Government and are guaranteed by the U.S. Government.

    FHA Debentures -- are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

    GNMA Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

    FHLMC Bonds -- are bonds issued and guaranteed by the Federal
Home Loan Mortgage Corporation.

    FNMA Bonds -- are bonds issued and guaranteed by the Federal
National Mortgage Association.

    Federal Home Loan Bank Notes and Bonds -- are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

    Student Loan Marketing Association ("Sallie Mae") Notes and
Bonds -- are notes and bonds issued by the Student Loan Marketing
Association.

    Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

         APPENDIX B:  BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Bond Ratings

    A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

    Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

    The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

    Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa
- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Fitch Investors Service Bond Ratings

    AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other that through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

    AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien-- in many cases directly following an AAA security-- or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

    A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

    BBB. BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Fitch Commercial Paper and
Certificate of Deposit Ratings

    Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of 270 days. The ratings reflect Fitch current appraisal of the degree of assurance of timely payment of such debt. Fitch compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgment, changing circumstances warrant such action.

    Fitch Certificate of Deposit ratings are assigned at the request of the issuer to deposits with maturities of up to three years. Ratings apply to uninsured principal and interest and reflect only those credit characteristics inherent in certificates of deposit. Such ratings should be considered only in the context of ratings assigned to certificates of deposit and not to ratings which may be assigned to non-deposit liabilities. Ratings for CDs with maturities over 3 years will be assigned bond rating symbols. For definitions refer to page 1 of the Rating Register.

    Fitch commercial paper ratings are grouped into four categories, two of which are defined below:

    Fitch-1   (Highest Grade) Commercial paper assigned this
rating is regarded as having the strongest degree of assurance for timely payment.

    Fitch-2   (Very Good Grade) issues assigned this rating
reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Fitch Investment Note Ratings

    Fitch investment Note Ratings are grouped into four categories with the indicated symbols. The ratings on notes with maturities generally up to three years reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

    FIN-1 -- Notes assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    FIN-2 -- Notes assigned this rating reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

    A plus symbol may be used in the three highest categories to indicate relative standing. The Note Ratings will usually correspond with Bond Ratings, although certain security enhancements or market access may mean that notes will not track bond.

Duff & Phelps Long-Term Rating Scale

    AAA: Highest credit quality. The risk factors are negligible.

    AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

    A+, A, A-:  Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

    BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

    BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

    B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

    CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

    DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Further Rating Distinctions

    While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

    For minimum rating(s) requirements for the Fund's securities, please refer to "Description of the Fund" in the Prospectus.

                      APPENDIX C:  OPTIONS
Options

    The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment
Objective and Policies -- Investment Practices -- Options."

    The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

    The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

    Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

    An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

    The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

    The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

    The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

    The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

APPENDIX D:   FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS
              AND OPTIONS ON FOREIGN CURRENCIES


Futures Contracts

    The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial or stock indices including any index of U.S. Government Securities, Foreign Government Securities, corporate debt securities or common stocks. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

    At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

    At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

    Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

    The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

    Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-grade liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

    In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Stock Index Futures

    The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

    Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

    In addition, the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

    Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

    The Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity

Options on Futures Contracts

    The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

    The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

    The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

    The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rate do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

    The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.
If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversation or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

    The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts,
Forward Contracts and Options on Foreign Currencies

    Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC.
To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written,the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions,
(iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

                             PART C
                        OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

     (a) Financial Statements

     Included in the Prospectus:

         Financial Highlights

     Included in the Statement of Additional Information:

         Portfolio of Investments as of November 30, 1995 Statement of Assets and Liabilities as of November 30, 1995
         Statement of Operations for the year ended November 30,
         1995
         Statement of Changes in Net Assets for the years ended
              November 30, 1994 and November 30, 1995
         Notes to Financial Statements, November 30, 1995 Financial Highlights for the years ended November 30, 1994 and 1995 and for the period from October 18, 1993 to November 30, 1993
         Report of Independent Accountants

     Portfolio of Investments as of May 31, 1996 (unaudited)
         Statement of Assets and Liabilities as of May 31, 1996
         (unaudited)
         Statement of Operations for the six months ended May 31, 1996 (unaudited)
         Statement of Changes in Net Assets for the six months ended May 31, 1996 (unaudited) and the year ended November 30, 1995
         Notes to Financial Statements, May 31, 1996 (unaudited) Financial Highlights for the six months ended May 31, 1996 (unaudited), the years ended November 30, 1995 and 1994 and the period from October 18, 1993 to November 30, 1993.

     Included in Part C of the Registration Statement.

         All other financial statements or schedules are not required or the required information is shown in the Statement of Assets and Liabilities or the notes thereto.

         (b)  Exhibits

              (1) Copy of Articles of Incorporation of the Registrant - Incorporated by reference from

                   Registrant's Registration Statement on form N-
                   1A (file Nos. 33-66630 and 811-7916) filed
                   with the Securities and Exchange Commission on July 28, 1993.

              (2)  Copy of By-Laws of the Registrant -
                   Incorporated by reference from Registrant's
                   Registration Statement on form N-1A (file Nos.
                   33-66630 and 811-7916) filed with the
                   Securities and Exchange Commission on July 28,
                   1993.

              (3)  Not applicable.

              (4)  (a)  Stock Certificate for Class A Shares -
                        Incorporated by reference from
                        Registrant's Registration Statement on
                        form N-1A (file Nos. 33-66630 and 811-
                        7916) filed with the Securities and
                        Exchange Commission on September 28,
                        1993.

                   (b)  Stock Certificate for Class B Shares -
                        Incorporated by reference from
                        Registrant's Registration Statement on
                        form N-1A (file Nos. 33-66630 and 811-
                        7916) filed with the Securities and
                        Exchange Commission on September 28,
                        1993.

                   (c)  Stock Certificate for Class C Shares -
                        Incorporated by reference from
                        Registrant's Registration Statement on
                        form N-1A (file Nos. 33-66630 and 811-
                        7916) filed with the Securities and
                        Exchange Commission on September 28,
                        1993.

              (5) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference from Registrant's Registration Statement on form N-1A (file Nos. 33-66630 and 811-7916) filed with the
                   Securities and Exchange Commission on March
                   30, 1994.

              (6)  (a)  Distribution Services Agreement between
                        the Registrant and Alliance Fund
                        Distributors, Inc. - Incorporated by
                        reference from Registrant's Registration
                        Statement on form N-1A (file Nos. 33-

                        66630 and 811-7916) filed with the
                        Securities and Exchange Commission on
                        March 30, 1994. Amendment to Distribution
                        Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - filed herewith.

                   (b)  Selected Dealer Agreement between
                        Alliance Fund Distributors, Inc. and
                        selected dealers offering shares of
                        Registrant - Incorporated by reference
                        from Registrant's Registration Statement on form N-1A (file Nos. 33-66630 and 811-
                        7916) filed with the Securities and
                        Exchange Commission on March 30, 1994.

                   (c) Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference from Registrant's Registration Statement on form N-1A (file Nos. 33-66630 and 811-
                        7916) filed with the Securities and
                        Exchange Commission on March 30, 1994.

              (7)  Not applicable.

              (8) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference from Registrant's Registration Statement on form N-1A (file Nos. 33-66630 and 811-7916) filed with the
                   Securities and Exchange Commission on March
                   30, 1994.

              (9)  Transfer Agency Agreement between the
                   Registrant and Alliance Fund Services, Inc. - Incorporated by reference from Registrant's Registration Statement on form N-1A (file Nos. 33-66630 and 811-7916) filed with the
                   Securities and Exchange Commission on March
                   30, 1994.

              (10) (a) Opinion and Consent of Seward & Kissel - Incorporated by reference from Registrant's Registration Statement on form N-1A (file Nos. 33-66630 and 811-
                        7916) filed with the Securities and
                        Exchange Commission on September 28,
                        1993.

                   (b)  Opinion and Consent of Venable, Baetjer
                        and Howard - Incorporated by reference
                        from Registrant's Registration Statement on form N-1A (file Nos. 33-66630 and 811-
                        7916) filed with the Securities and
                        Exchange Commission on September 28,
                        1993.

              (11) Consent of Independent Accountants - filed
                   herewith.

              (12) Not applicable.

              (13) Investment representation letter of Alliance
                   Capital Management L.P. - Incorporated by reference from Registrant's Registration Statement on form N-1A (file Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on September 28, 1993.

              (14) Not applicable.

              (15) Rule 12b-1 Plan - See Exhibit 6(a) hereto.

              (16) Schedule of Computation of Average Annual
                   Compounded Total Return - Incorporated by reference from Registrant's Registration Statement on form N-1A (file Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on March 30, 1994.

              (27) Financial Data Schedule- Filed herewith.

              Other Exhibits: Powers of Attorney of Ms. Block and Messrs. Dievler, Carifa, Dobkin, Foulk, Hester, Michel and White - Incorporated by reference from Registrant's Registration Statement on form N-1A (file Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on September 28, 1993.

ITEM 25. Persons Controlled by or under Common Control with
         Registrant.


ITEM 26. Number of Holders of Securities.

                                 Number of Record Holders
         Title of Class          (as of September 20, 1996)

         Shares of Common Stock
         par value $.001
           Class A                          202
           Class B                          712
           Class C                          230

ITEM 27. Indemnification.

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit 1 in response to Item 24, Article VII and Article VIII of Registrant's By-Laws, filed as Exhibit 2 in response to Item 24, and
         Section 10 of the Distribution Services Agreement, filed as Exhibit 6(a) in response to Item 24, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement, filed as Exhibit 5 in response to Item 24, as set forth below.

         Section 2-418 of the Maryland General Corporation Law reads as follows:

              "2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS,
              EMPLOYEES AND AGENTS.--(a) In this section the following words have the meanings indicated.

                   (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (2)  "Corporation" includes any domestic or
              foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                   (3)  "Expenses" include attorney's fees.

                   (4)  "Official capacity" means the following:

                       (i)   When used with respect to a
              director, the office of director in the
              corporation; and

                      (ii)   When used with respect to a person
              other than a director as contemplated in subsection
              (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                     (iii)   "Official capacity" does not include
              service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                   (6)  "Proceeding" means any threatened,
              pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                   (b)(1)  A corporation may indemnify any
              director made a party to any proceeding by reason of service in that capacity unless it is established that:

                   (i)  The act or omission of the director was
              material to the matter giving rise to the proceeding; and

                        1.   Was committed in bad faith; or

                        2.   Was the result of active and
                             deliberate dishonesty; or

                   (ii) The director actually received an
              improper personal benefit in money, property, or services; or

                   (iii) In the case of any criminal proceeding,
              the director had reasonable cause to believe that the act or omission was unlawful.

                   (2)  (i)  Indemnification may be against
              judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                        (ii) However, if the proceeding was one
              by or in the right of the corporation,
              indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                   (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                        (ii) The termination of any proceeding by
              conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                   (c)  A director may not be indemnified under
              subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                   (d)  Unless limited by the charter:

                   (1)  A director who has been successful, on
              the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                   (2) A court of appropriate Jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                        (i)  If it determines a director is
              entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                   (ii) If it determines that the Director is
              fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                   (3)  A court of appropriate jurisdiction may
              be the same court in which the proceeding involving the director's liability took place.

                   (e)(1)  Indemnification under subsection (b)
              of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                   (2)  Such determination shall be made:

                        (i)  By the board of directors by a
              majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                        (ii) By special legal counsel selected by
              the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                   (iii)     By the stockholders.

                   (3)  Authorization of indemnification and
              determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                   (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

                        (f)(1)  Reasonable expenses incurred by a
              director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                        (i)  A written affirmation by the
              director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                        (ii) A written undertaking by or on
              behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                   (2)  The undertaking required by subparagraph
              (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                   (3)  Payments under this subsection shall be
              made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                   (g)  The indemnification and advancement of
              expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                   (h)  This section does not limit the
              corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                   (i)  For purposes of this section:

                   (1)  The corporation shall be deemed to have
              requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                   (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                   (3)  Action taken or omitted by the director
              with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                   (j)  Unless limited by the charter:

                   (1)  An officer of the corporation shall be
              indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);


                   (2)  A corporation may indemnify and advance
              expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                   (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                   (k)(1) A corporation may purchase and maintain
              insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                   (2)  A corporation may provide similar
              protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                   (3)  The insurance or similar protection may
              be provided by a subsidiary or an affiliate of the corporation.

                   (l)  Any indemnification of, or advance of
              expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

         Article EIGHTH of the Registrant's Articles of
         Incorporation reads as follows:

              "(1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the

              Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

              "(2) The Corporation shall Indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

              "(3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              "(4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

         Article VII, Section 7 of the Registrant's By-Laws reads as follows:

                   Section 7.  Insurance Against Certain
              Liabilities. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         ARTICLE VIII of the Registrant's By-Laws reads as follows:

                   Section 1.  Indemnification of Directors and
                   Officers. The Corporation shall indemnify its directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the full extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

                   Section 2.  Advances.  Any current or former
                   director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the full extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in
                   Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

                   Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following:
                   (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or
                   (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

                   Section 4.  Indemnification of Employees and
                   Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

                   Section 5.  Other Rights.  The Board of
                   Directors may make further provision
                   consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

                   Section 6.  Amendments.  References in this
                   Article are to the Maryland General
                   Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

              The Advisory Agreement to be between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

              The Distribution Services Agreement between The Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of
              Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc.

              or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

              The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation and By-Laws, the proposed Advisory Agreement between Registrant and Alliance Capital Management L.P. and the proposed Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed herewith as Exhibits 1, 2, 5 and 6(a), respectively, in response to Item 24 and each of which are incorporated by reference herein.

              Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

              In accordance with Release No. IC-11330
              (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion.
              The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

              The Registrant participates in a joint
              trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 28. Business and Other Connections of Investment Adviser.

         The descriptions of Alliance Capital Management L.P.
         under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 29. Principal Underwriters.

    (a)       Alliance Fund Distributors, Inc., the Registrant's
              Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund
              Distributors, Inc. also acts as Principal
              Underwriter or Distributor for the following investment companies:

              ACM Institutional Reserves, Inc.
              AFD Exchange Reserves
              Alliance All-Asia Investment Fund, Inc.
              Alliance Balanced Shares, Inc.
              Alliance Bond Fund, Inc.
              Alliance Capital Reserves
              Alliance Developing Markets Fund, Inc.
              Alliance Global Dollar Government Fund, Inc.
              Alliance Global Small Cap Fund, Inc.
              Alliance Global Strategic Income Trust, Inc.
              Alliance Government Reserves
              Alliance Growth and Income Fund, Inc.
              Alliance Income Builder Fund, Inc.
              Alliance International Fund
              Alliance Limited Maturity Government Fund, Inc. Alliance Money Market Fund
              Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund, Inc.
              Alliance Municipal Income Fund II
              Alliance Municipal Trust
              Alliance New Europe Fund, Inc.
              Alliance North American Government Income
                   Trust, Inc.
              Alliance Premier Growth Fund, Inc.

              Alliance Quasar Fund, Inc.
              Alliance Real Estate Investment Fund, Inc.
              Alliance Short-Term Multi-Market Trust, Inc.
              Alliance Technology Fund, Inc.
              Alliance Utility Income Fund, Inc.
              Alliance Variable Products Series Fund, Inc.
              Alliance World Income Trust, Inc.
              Alliance Worldwide Privatization Fund, Inc.
              Fiduciary Management Associates
              The Alliance Fund, Inc.
              The Alliance Portfolios

         (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                             POSITIONS AND       POSITIONS AND
                             OFFICES WITH        OFFICES WITH
    NAME                     UNDERWRITER         REGISTRANT

Michael J. Laughlin          Chairman

Robert L. Errico             President

Edmund P. Bergan, Jr.        Senior Vice President,
                             Secretary General Counsel
                             and Secretary

Daniel J. Dart               Senior Vice President

Richard A. Davies            Senior Vice President,
                             Managing Director

Byron M. Davis               Senior Vice President

Kimberly A. Gardner          Senior Vice President

Geoffrey L. Hyde             Senior Vice President

Richard E. Khaleel           Senior Vice President

Barbara J. Krumsiek          Senior Vice President

Stephen R. Laut              Senior Vice President

Daniel D. McGinley           Senior Vice President

Dusty W. Paschall            Senior Vice President

Antonios G. Poleondakis      Senior Vice President

Gregory K. Shannahan         Senior Vice President

Joseph F. Sumanski           Senior Vice President

Peter J. Szabo               Senior Vice President

Nicholas K. Willett          Senior Vice President

Richard A. Winge             Senior Vice President

Jamie A. Atkinson            Vice President

Benji A. Baer                Vice President

Warren W. Babcock III        Vice President

Kenneth F. Barkoff           Vice President

William P. Beanblossom       Vice President

Jack C. Bixler               Vice President

Casimir F. Bolanowski        Vice President

Kevin T. Cannon              Vice President

William W. Collins, Jr.      Vice President

Leo H. Cook                  Vice President

Richard W. Dabney            Vice President

John F. Dolan                Vice President

Mark J. Dunbar               Vice President

Sohaila S. Farsheed          Vice President

Linda A. Finnerty            Vice President

William C. Fisher            Vice President

Robert M. Frank              Vice President

Gerard J. Friscia            Vice President &
                             Controller

Andrew L. Gangolf            Vice President and
                             Assistant General
                             Counsel

Mark D. Gersten              Vice President
                             Treasurer and Chief
                             Financial Officer

Joseph W. Gibson             Vice President

Troy L. Glawe                Vice President

Herbert H. Goldman           Vice President

James E. Gunter              Vice President

Alan Halfenger               Vice President

Daniel M. Hazard             Vice President

George R. Hrabovsky          Vice President

Valerie J. Hugo              Vice President

Thomas K. Intoccia           Vice President

Robert H. Joseph, Jr.        Vice President
                             and Treasurer

Richard D. Keppler           Vice President

Sheila F. Lamb               Vice President

Donna M. Lamback             Vice President

Thomas Leavitt, III          Vice President

James M. Liptrot             Vice President

James P. Luisi               Vice President

Shawn P. McClain             Vice President

Christopher J. MacDonald     Vice President

Michael F. Mahoney           Vice President

Maura A. McGrath             Vice President

Matthew P. Mintzer           Vice President

Joanna D. Murray             Vice President

Nicole Nolan-Koester         Vice President

Daniel J. Phillips           Vice President

Robert T. Pigozzi            Vice President

James J. Posch               Vice President

Robert E. Powers             Vice President

Domenick Pugliese            Vice President and
                             Associate General
                             Counsel

Bruce W. Reitz               Vice President

Dennis A. Sanford            Vice President

Karen C. Satterberg          Vice President

Raymond S. Sclafani          Vice President

Richard J. Sidell            Vice President

J. William Strott, Jr.       Vice President

Richard E. Tambourine        Vice President

Joseph T. Tocyloski          Vice President

Neil S. Wood                 Vice President

Emilie D. Wrapp              Vice President and
                             Special Counsel

Maria L. Carreras            Assistant Vice President

John W. Cronin               Assistant Vice President

Leon M. Fern                 Assistant Vice President

William B. Hanigan           Assistant Vice President

John C. Hershock             Assistant Vice President

James J. Hill                Assistant Vice President

Kalen H. Holliday            Assistant Vice President

Edward W. Kelly              Assistant Vice President

Nicholas J. Lapi             Assistant Vice President

Patrick Look                 Assistant Vice President &
                             Assistant Treasurer

Thomas F. Monnerat           Assistant Vice President

Jeanette M. Nardella         Assistant Vice President

Carol H. Rappa               Assistant Vice President

Lisa Robinson-Cronin         Assistant Vice President

Robert M. Smith              Assistant Vice President

Wesley S. Williams           Assistant Vice President

Mark R. Manley               Assistant Secretary

         (c)  Not applicable.

ITEM 30. Location of Accounts and Records.

              The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of State Street Bank and Trust Company the Registrant's custodian, 225 Franklin Street, Boston, MA 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 31. Management Services.

              Not applicable.

ITEM 32. Undertakings.

              The Registrant undertakes to furnish each person to whom the prospectus is delivered with a copy of the Registrant's latest report to Shareholders, upon request and without charge.

              The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Director of the Fund in accordance with section 16 of the Investment Company Act of 1940.

                           SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and State of New York, on the 30th day of September 1996.

                        ALLIANCE UTILITY INCOME FUND, INC.

                        By:  /s/ John D. Carifa
                             John D. Carifa
                             Chairman and President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature                  Title              Date

(1) Principal Executive
    Officer

                             Chairman          September 30, 1996
    /s/ John D. Carifa
    John D. Carifa


(2) Principal Financial
    and Accounting Officer

                             Treasurer and     September 30, 1996
    /s/ Mark D. Gersten      Chief Financial
    Mark D. Gersten          Officer

(3) A majority of the Directors:

    David H. Dievler
    Ruth Block
    John D. Carifa
    William H. Foulk
    John H. Dobkin
    James M. Hester
    Clifford L. Michel
    Robert C. White

                                               September 30, 1996
    By: /s/ Edmund P. Bergan, Jr.
        Edmund P. Bergan, Jr.
        Attorney-in-fact

                        Index to Exhibits

(6(a))   Amendment to Distribution Services Agreement

(11)     Consent of Independent Accountants

(27)     Financial Data Schedule














































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